As filed with the Securities and Exchange Commission on February 22, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Peter E. Sundman, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Registrant's Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO SHAREHOLDERS

The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Annual Report

December 31, 2007

B1014 0208

Balanced Portfolio Managers' Commentary

In a year marked by significant market volatility, Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio generated a solidly positive return. For 2007, the Portfolio's equity component outpaced the Russell Midcap® Growth Index while the fixed income component lagged the Merrill Lynch 1-3 Year Treasury Index.

Equities

During the year, large- and mid-cap stocks outpaced smaller issues while, for the first time since 1999, growth style results outpaced value across the capitalization spectrum. As subprime issues continued to work their way through the system, the Financial sector, which makes up a large percentage of the value market indices, was among the weakest performing sectors of the year. Consumer-related market segments were also relatively weak and Telecom was hampered by concern about a slowdown in consumer spending. For the year, mid-cap stocks slightly trailed large-caps but led smaller issues.

Over the reporting period, the largest benefits to equity performance came from security selection in Information Technology and Consumer Discretionary. Strong performers in Information Technology included specialty software companies. Although Consumer Discretionary was one of the worst performing market sectors, our strong security selection continued to be aided by several themes, including secondary education, hotel and lodging, and gaming. These continue to be areas of emphasis as we move into 2008. Another source of contributions to relative performance was security selection in Energy. Within Health Care, some of the Portfolio's top performers included those affected by consolidation activity. Elsewhere, holdings in the Industrial sector were additive to results as aviation names were strong performers.

In aggregate, our sector allocation in equities detracted from performance for the year. The Portfolio's largest negative contribution came from an overweight in Telecom, which was one of the weakest sectors, given concerns about consumer spending.

As volatility increased in 2007, companies that exhibited earnings quality were rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors have tended to "pay up" for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

At this time, we remain cautious about areas linked to the average consumer. However, we continue to play niche areas within Consumer Discretionary such as hotels, gaming and secondary education. In Industrials, we currently have an emphasis on niche areas such as aviation and prison services. In our view, Energy is likely to provide earnings growth potential given worldwide demand, although the sector is slightly underweighted in the Portfolio. Due to the spread of subprime, we are cautious about financial stocks. Both Health Care and Information Technology are overweights.

Fixed Income

The fixed income component of the Portfolio lagged the Treasuries index noted above as a result of a flight to the safety of Treasury securities, prompted by credit concerns in the last six months of the year. Although yields on short-maturity Treasuries fell dramatically, other yields such as those on corporate bonds and mortgage-backed securities did not decline nearly as much. As a result, we believe there are many compelling investment opportunities in these sectors.

The resurgence of market volatility this year provided us with several interesting relative value opportunities. We took advantage of market dislocations and reallocated assets from U.S. Agencies and corporate bonds into higher-yielding, AAA rated asset-backed securities and AAA rated mortgage-backed securities that are primarily backed by shorter duration adjustable-rate mortgages. These transactions allowed us to

ASSET DIVERSIFICATION

(% by Asset Class)
Asset Backed	4.4%
Corporate Debt	6.6
Common Stock	63.2
Mortgage-Backed Securities	19.9
U.S. Government Agency Securities	1.7
Short-Term Investments	2.0
Repurchase Agreements	2.1
Liabilities, less cash, receivables and other assets	0.1

1

increase the yield of the portfolio and also to increase credit quality. We believe that our extensive fundamental credit research process, supported by our proprietary portfolio management tools, will enable us to continue to uncover undervalued assets that will contribute to returns.

To protect principal, we have focused intently on credit quality, and are maintaining a high credit quality bias, with the bulk of the Portfolio in AAA, AA and A rated securities, and with only a small allocation to BBB rated securities. We are also maintaining a very highly diversified portfolio, in order to further reduce credit risk. We expect that the market will remain volatile and we will continue to look for investment opportunities as they present themselves.

Sincerely,

/s/ John Dugenske, Thomas Sontag, Kenneth J. Turek
Portfolio Co-Managers

2

Balanced

AVERAGE ANNUAL TOTAL RETURN1

	Balanced Portfolio	Merrill Lynch 1-3 Year Treasury Index[2]	Russell Midcap® Growth[2]	Russell Midcap®2
1 Year	15.60%	7.32%	11.43%	5.60%
5 Year	12.17%	3.12%	17.90%	18.21%
10 Year	6.19%	4.75%	7.59%	9.91%
Life of Fund	8.51%	6.01%	11.86%	13.21%
Inception Date	02/28/1989

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_balanced_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  15.60%, 12.17%, and 6.19% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_balanced_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Balanced Portfolio.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1–3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07
Class I	$1,000.00	$1,043.00	$5.56
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.76	$5.50

*  Expenses are equal to the annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Balanced Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (63.2%)
Aerospace & Defense (4.8%)
20,500	AerCap Holdings NV	$427,835	*
14,000	BE Aerospace	740,600	*
39,200	CAE, Inc.	524,104
9,000	Precision Castparts	1,248,300
11,500	Rockwell Collins	827,655
		3,768,494
Air Freight & Logistics (1.1%)
9,500	C.H. Robinson Worldwide	514,140
7,500	Expeditors International	335,100
		849,240
Beverages (0.5%)
9,250	Hansen Natural	409,683	*
Biotechnology (1.4%)
8,500	Applera Corp.-Celera Group	134,895	*
5,000	Celgene Corp.	231,050	*
5,500	Myriad Genetics	255,310	*
4,750	United Therapeutics	463,837	*
		1,085,092
Capital Markets (2.0%)
2,900	AllianceBernstein Holding	218,225
5,750	GFI Group	550,390	*
11,500	Lazard Ltd.	467,820
4,500	Northern Trust	344,610
		1,581,045
Chemicals (1.7%)
14,500	Airgas, Inc.	755,595
11,500	Ecolab Inc.	588,915
		1,344,510
Commercial Services & Supplies (2.1%)
17,500	Corrections Corporation of America	516,425	*
1,500	Huron Consulting Group	120,945	*
8,000	IHS Inc.	484,480	*
8,500	Stericycle, Inc.	504,900	*
		1,626,750
Communications Equipment (2.7%)
42,500	Arris Group	424,150	*
9,000	F5 Networks	256,680	*
23,000	Foundry Networks	402,960	*
6,000	Harris Corp.	376,080
12,500	Juniper Networks	415,000	*
9,000	Polycom, Inc.	250,020	*
		2,124,890

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (1.2%)
4,500	Fluor Corp.	$655,740
4,750	Shaw Group	287,090	*
		942,830
Diversified Consumer Services (1.3%)
11,650	DeVry, Inc.	605,334
2,500	Strayer Education	426,450
		1,031,784
Diversified Financial Services (1.6%)
1,000	CME Group	686,000
3,000	IntercontinentalExchange Inc.	577,500	*
		1,263,500
Electronic Equipment & Instruments (1.3%)
3,000	AMETEK, Inc.	140,520
6,500	Dolby Laboratories	323,180	*
17,500	Trimble Navigation	529,200	*
		992,900
Energy Equipment & Services (2.6%)
7,000	Dresser-Rand Group	273,350	*
14,000	ION Geophysical	220,920	*
10,500	National Oilwell Varco	771,330	*
10,000	Smith International	738,500
		2,004,100
Food & Staples Retailing (1.0%)
14,000	Shoppers Drug Mart	755,499
Food Products (0.2%)
3,000	Ralcorp Holdings	182,370	*
Health Care Equipment & Supplies (5.1%)
5,500	C.R. Bard	521,400
7,500	Gen-Probe	471,975	*
18,000	Hologic, Inc.	1,235,520	*
3,600	IDEXX Laboratories	211,068	*
2,300	Intuitive Surgical	746,350	*
7,000	Inverness Medical Innovations	393,260	*
13,500	Wright Medical Group	393,795	*
		3,973,368
Health Care Providers & Services (1.8%)
6,500	Express Scripts	474,500	*
7,000	Psychiatric Solutions	227,500	*
15,500	VCA Antech	685,565	*
		1,387,565
Health Care Technology (0.9%)
13,000	Cerner Corp.	733,200	*

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Hotels, Restaurants & Leisure (4.5%)
8,000	Gaylord Entertainment	$323,760	*
3,500	International Game Technology	153,755
24,000	Melco PBL Entertainment ADR	277,440	*
7,750	Orient-Express Hotel	445,780
8,500	Penn National Gaming	506,175	*
17,000	Scientific Games Class A	565,250	*
3,500	Vail Resorts	188,335	*
30,000	WMS Industries	1,099,200	*
		3,559,695
Household Products (0.4%)
3,000	Energizer Holdings	336,390	*
Internet & Catalog Retail (0.7%)
11,000	GSI Commerce	214,500	*
12,000	IAC/InterActiveCorp	323,040	*
		537,540
Internet Software & Services (1.1%)
22,600	Alibaba.com Corp.	81,590	*
2,500	Equinix Inc.	252,675	*
4,000	Omniture, Inc.	133,160	*
10,150	VistaPrint Ltd.	434,928	*
		902,353
IT Services (2.9%)
26,000	Cognizant Technology Solutions	882,440	*
15,000	Iron Mountain	555,300	*
3,250	MasterCard, Inc. Class A	699,400
4,500	Total System Services	126,000
		2,263,140
Life Science Tools & Services (0.9%)
3,500	AMAG Pharmaceuticals	210,455	*
11,500	Pharmaceutical Product Development	464,255
		674,710
Machinery (0.9%)
8,000	Danaher Corp.	701,920
Media (1.9%)
12,000	Focus Media Holding ADR	681,720	*
10,000	Lamar Advertising	480,700
8,000	Liberty Global Class A	313,520	*
		1,475,940
Oil, Gas & Consumable Fuels (4.5%)
10,500	Concho Resources	216,405	*
8,000	Continental Resources	209,040	*
51,000	Denbury Resources	1,517,250	*
19,000	Range Resources	975,840
11,250	XTO Energy	577,800
		3,496,335

NUMBER OF SHARES		MARKET VALUE†
Personal Products (1.1%)
12,500	Bare Escentuals	$303,125	*
7,000	Chattem, Inc.	528,780	*
		831,905
Pharmaceuticals (0.3%)
4,000	Shire PLC ADR	275,800
Semiconductors & Semiconductor Equipment (2.7%)
7,000	MEMC Electronic Materials	619,430	*
8,000	Microchip Technology	251,360
11,000	Microsemi Corp.	243,540	*
11,000	NVIDIA Corp.	374,220	*
5,000	Sigma Designs	276,000	*
10,500	Varian Semiconductor Equipment	388,500	*
		2,153,050
Software (3.4%)
27,500	Activision, Inc.	816,750	*
11,000	ANSYS, Inc.	456,060	*
13,000	Autodesk, Inc.	646,880	*
13,000	Citrix Systems	494,130	*
7,500	Intuit Inc.	237,075	*
		2,650,895
Specialty Retail (1.2%)
10,500	GameStop Corp. Class A	652,155	*
10,500	Urban Outfitters	286,230	*
		938,385
Textiles, Apparel & Luxury Goods (0.5%)
12,500	Coach, Inc.	382,250	*
Trading Companies & Distributors (0.3%)
6,000	Fastenal Co.	242,520
Wireless Telecommunication Services (2.6%)
18,300	American Tower	779,580	*
15,000	NII Holdings	724,800	*
16,000	SBA Communications	541,440	*
		2,045,820
	Total Common Stocks (Cost $33,370,077)	49,525,468

See Notes to Schedule of Investments 7

Schedule of Investments Balanced Portfolio

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
U.S. Government Agency Securities (1.7%)
$1,250,000	Fannie Mae, Notes, 4.13%, due 5/15/10	AGY	AGY	$1,265,951	ØØ
100,000	Federal Home Loan Bank, Bonds, 5.00%, due 9/18/09	AGY	AGY	102,341
	Total U.S. Government Agency Securities (Cost $1,321,636)			1,368,292
Mortgage-Backed Securities (19.9%)
Adjustable Alt-A Conforming Balance (0.7%)
573,131	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.45%, due 5/25/47	Aaa	AAA	559,608
Adjustable Alt-A Jumbo Balance (0.8%)
666,684	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.94%, due 5/25/36		AAA	662,709
Adjustable Alt-A Mixed Balance (3.2%)
604,399	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	606,710	ØØ
597,189	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 4/25/37	Aaa	AAA	581,633
357,289	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.54%, due 1/25/37	Aaa		356,662
674,348	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.56%, due 4/25/36	Aaa	AAA	677,688	ØØ
311,064	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 9/25/35	Aaa	AAA	308,365
				2,531,058
Adjustable Alt-B Mixed Balance (0.3%)
217,640	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08	Aaa	AAA	217,660	µ
Adjustable Conforming Balance (0.8%)
319,573	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 1/25/36	Aaa	AAA	320,313
297,977	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.52%, due 11/25/35	Aaa	AAA	295,026
				615,339
Adjustable Jumbo Balance (3.0%)
131,988	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 9/20/35	Aaa	AAA	130,415
379,064	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 9/20/46		AAA	388,886
331,306	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.38%, due 6/19/36	Aaa	AAA	332,321
482,816	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.52%, due 12/25/34		AAA	481,520
1,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	Aaa	AAA	997,521
				2,330,663
Adjustable Mixed Balance (4.2%)
305,038	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.66%, due 11/20/35		AAA	302,882
226,131	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.88%, due 2/20/36		AAA	225,361

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$545,695	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.50%, due 5/20/36	Aaa	AAA	$557,586
415,480	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.69%, due 5/25/34	Aaa	AAA	408,541
342,234	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/35		AAA	344,786
312,110	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 4/19/36	Aaa	AAA	313,668
25,610	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 5.84%, due 1/19/08	Aaa	AAA	25,225	µ
592,595	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.38%, due 3/25/36	Aaa	AAA	594,354
525,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.14%, due 8/25/34	Aaa	AAA	520,438
				3,292,841
Commercial Mortgage-Backed (5.3%)
526,001	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44		AAA	531,185
311,597	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	Aaa	AAA	311,552
287,897	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	Aaa	AAA	286,947
606,536	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	Aaa	AAA	611,418
167,915	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45		AAA	167,707
271,367	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	Aaa		269,462
375,300	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	Aaa	AAA	374,225
394,043	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 4/15/45	Aaa	AAA	398,994
297,830	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	Aaa	AAA	300,081
670,323	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	Aaa	AAA	660,825	ØØ
212,504	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42		AAA	211,105
				4,123,501
Mortgage-Backed Non-Agency (0.8%)
172,856	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	Aaa	AAA	194,200	ñ
326,481	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	Aaa	AAA	356,631	ñ
72,445	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	Aaa	AAA	79,209	ñ
				630,040
Fannie Mae (0.3%)
167,707	Whole Loan, Ser. 2004-W8, Class PT, 10.05%, due 6/25/44	AGY	AGY	187,587	ØØ
Freddie Mac (0.5%)
223,286	Pass-Through Certificates, 8.00%, due 11/1/26	AGY	AGY	239,156
155,082	Pass-Through Certificates, 8.50%, due 10/1/30	AGY	AGY	166,659
				405,815
	Total Mortgage-Backed Securities (Cost $15,553,630)			15,556,821

See Notes to Schedule of Investments 9

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Corporate Debt Securities (6.6%)
Auto Manufacturers (0.2%)
$190,000	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	A3	BBB+	$189,269	ØØ
Banks (0.5%)
160,000	Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08	Aa1	AA	159,956	ØØ
250,000	Wells Fargo & Co., Unsecured Notes, 3.13%, due 4/1/09	Aa1	AA+	245,109	ØØ
				405,065
Diversified Financial Services (4.3%)
300,000	Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08	A2	A	299,522
225,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	A2	A+	225,764	ØØ
250,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsecured Notes, Ser. F, 3.83%, due 12/15/08	A2	A	246,879
130,000	CIT Group, Inc., Medium-Term Senior Unsecured Notes, 3.88%, due 11/3/08	A2	A	127,216	ØØ
100,000	Citigroup, Inc., Senior Unsecured Notes, 4.25%, due 7/29/09	Aa3	AA	99,256
550,000	General Electric Capital Corp., Medium-Term Senior Unsecured Notes, Ser. A, 4.25%, due 9/13/10	Aaa	AAA	548,058	ØØ
600,000	Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08	Aa3	AA-	599,785	ØØ
300,000	HSBC Finance Corp., Notes, 4.13%, due 12/15/08	Aa3	AA-	297,253	ØØ
300,000	International Lease Finance Corp., Senior Unsecured Notes, 3.50%, due 4/1/09	A1	AA-	294,869	ØØ
225,000	John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08	A2	A	224,921
275,000	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	273,455
175,000	MBNA Corp., Notes, 4.63%, due 9/15/08	Aa1	AA	174,574
				3,411,552
Media (1.2%)
215,000	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	Baa2	BBB	224,931
265,000	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	Baa2	BBB+	267,156
165,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	Baa2	BBB+	167,626
250,000	Time Warner Entertainment LP, Debentures, 7.25%, due 9/1/08	Baa2	BBB+	253,355	ØØ
				913,068
Telecommunications (0.4%)
290,000	Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%, due 1/15/08	A3	A	289,884	ØØ
	Total Corporate Debt Securities (Cost $5,192,375)			5,208,838
Asset-Backed Securities (4.4%)
112,244	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE6, Class A2B, 5.07%, due 1/25/08	Aaa	AAA	112,179	µ
250,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 4.99%, due 1/25/08	Aaa	AAA	233,309	µ
100,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 5.01%, due 1/25/08	Aaa	AAA	90,372	µ
100,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 5.01%, due 1/25/08	Aaa	AAA	91,854	µ
192,865	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A1, 4.91%, due 1/25/08	Aaa	AAA	191,171	µØØ
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 5.13%, due 1/25/08	Aaa	AAA	166,663	µ
300,000	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 5.05%, due 1/25/08	Aaa	AAA	277,665	µ

See Notes to Schedule of Investments 10

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$74,233	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	Aaa	AAA	$73,531
200,000	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	188,152	µ
100,000	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	94,543	µ
289,356	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	280,630	µØØ
491,204	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 4.95%, due 1/25/08	Aaa	AAA	480,353	µØØ
170,609	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 4.95%, due 1/25/08	Aaa	AAA	167,752	µ
41,816	John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09	Aaa	AAA	41,798
242,765	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	Aaa	AAA	10,317
240,025	Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%, Interest Only Security, due 1/25/36	Aaa	AAA	19
94,000	Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%, Interest Only Security, due 8/25/35	Aaa	AAA	1,836
339,167	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	Aaa	BBB	13,408	ñ
267,820	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 5.10%, due 1/25/08	Aaa	AAA	253,970	µ
75,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 5.03%, due 1/25/08	Aaa	AAA	67,983	µ
275,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 5.03%, due 1/25/08	Aaa	AAA	260,365	µ
325,000	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 4.95%, due 1/25/08	Aaa	AAA	317,963	µ
23,395	USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%, due 7/15/09	Aaa	AAA	23,376
	Total Asset-Backed Securities (Cost $3,597,297)			3,439,209
Repurchase Agreements (2.1%)
1,650,000	Repurchase Agreement with Fixed Income Clearing Corp., 3.90%, due 1/2/08, dated 12/31/07, Maturity Value $1,650,358, Collateralized by $1,580,000 Federal Home Loan Bank, 5.75%, due 5/15/12 (Collateral Value $1,704,425) (Cost $1,650,000)			1,650,000	#
NUMBER OF SHARES
Short-Term Investments (2.0%)
1,561,262	Neuberger Berman Prime Money Fund Trust Class (Cost 1,561,262)			1,561,262	#@
	Total Investments (99.9%) (Cost $62,246,277)			78,309,890	##
	Cash, receivables and other assets, less liabilities (0.1%)			53,268
	Total Net Assets (100.0%)			$78,363,158

See Notes to Schedule of Investments 11

Notes to Schedule of Investments Balanced Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $62,334,219. Gross unrealized appreciation of investments was $16,970,007 and gross unrealized depreciation of investments was $994,336, resulting in net unrealized appreciation of $15,975,671, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2007, these securities amounted to approximately $643,448 or 0.8% of net assets for the Fund.

ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2007.

12

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

§  Credit ratings are unaudited.

See Notes to Financial Statements13

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Balanced Portfolio
December 31, 2007
Assets
Investments in securities, at market value* (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$76,748,628
Affiliated issuers	1,561,262
78,309,890
Cash	13,283
Foreign currency	11,274
Dividends and interest receivable	177,176
Receivable for securities sold	202,719
Receivable for Fund shares sold	61,460
Receivable for variation margin on open futures contracts (Note A)	9,312
Receivable for securities lending income (Note A)	2,951
Prepaid expenses and other assets	1,303
Total Assets	78,789,368
Liabilities
Payable for securities purchased	265,115
Payable for Fund shares redeemed	51,591
Payable to investment manager-net (Notes A & B)	36,530
Payable to administrator (Note B)	19,976
Accrued expenses and other payables	52,998
Total Liabilities	426,210
Net Assets at value	$78,363,158
Net Assets consist of:
Paid-in capital	$81,741,090
Undistributed net investment income (loss)	835,933
Accumulated net realized gains (losses) on investments	(20,280,484)
Net unrealized appreciation (depreciation) in value of investments	16,066,619
Net Assets at value	$78,363,158
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,989,563
Net Asset Value, offering and redemption price per share	$13.08
*Cost of Investments:
Unaffiliated issuers	$60,685,015
Affiliated issuers	1,561,262
Total cost of investments	$62,246,277
Total cost of foreign currency	$10,241

See Notes to Financial Statements 14

Statement of Operations

Neuberger Berman Advisers Management Trust

Balanced Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$1,432,753
Income from investments in affiliated issuers (Note F)	19,534
Dividend income-unaffiliated issuers	171,035
Income from securities loaned-net (Note F)	11,479
Foreign taxes withheld	(1,369)
Total income	$1,633,432
Expenses:
Investment management fees (Notes A & B)	417,403
Administration fees (Note B)	227,673
Shareholder servicing agent fees	1,602
Audit fees	39,212
Custodian fees (Note B)	83,053
Insurance expense	2,456
Legal fees	15,175
Registration and filing fees	20,475
Shareholder reports	49,937
Trustees' fees and expenses	23,217
Miscellaneous	3,454
Total expenses	883,657
Investment management fees waived (Note A)	(331)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(5,198)
Total net expenses	878,128
Net investment income (loss)	$755,304
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,249,036
Financial futures contracts	103,980
Foreign currency	603
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	734,650
Financial futures contracts	16,265
Foreign currency	955
Net gain (loss) on investments	10,105,489
Net increase (decrease) in net assets resulting from operations	$10,860,793

See Notes to Financial Statements 15

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Balanced Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$755,304	$745,203
Net realized gain (loss) on investments	9,353,619	7,844,073
Net increase from payments by affiliates (Note B)	-	695
Change in net unrealized appreciation (depreciation) of investments	751,870	(1,096,588)
Net increase (decrease) in net assets resulting from operations	10,860,793	7,493,383
Distributions to Shareholders From (Note A):
Net Investment Income	(875,654)	(585,710)
From Fund Share Transactions (Note D):
Proceeds from shares sold	8,058,112	4,869,838
Proceeds from reinvestment of dividends and distributions	875,654	585,710
Payments for shares redeemed	(12,821,907)	(13,815,179)
Net increase (decrease) from Fund share transactions	(3,888,141)	(8,359,631)
Net Increase (Decrease) in Net Assets	6,096,998	(1,451,958)
Net Assets:
Beginning of year	72,266,160	73,718,118
End of year	$78,363,158	$72,266,160
Undistributed net investment income (loss) at end of year	$835,933	$875,496

See Notes to Financial Statements 16

Notes to Financial Statements Balanced Portfolio

Note A-Summary of Significant Accounting Policies:

1  General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $8,950.

5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements

17

of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and partnership adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Total
2007	2006	2007	2006
$875,654	$585,710	$875,654	$585,710

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$835,933	$15,976,697	$(20,190,562)	$(3,377,932)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain futures contracts, amortization of bond premium, and partnership adjustments.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010
$6,456,551	$13,734,011

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $9,181,450.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

18

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the year ended December 31, 2007, the Fund entered into financial futures contracts. At December 31, 2007, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
March 2008	34 U.S. Treasury Notes, 2 Year	Long	$1,984

  At December 31, 2007, the Fund had deposited $129,000 in Fannie Mae Whole Loan, 10.05%, due 6/25/44, to cover margin requirements on open financial futures contracts.

11  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent. Currently the Fund is not guaranteed any particular level of income from the program.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by LBAM LLC, an affiliate of Management.

19

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $11,479, which is reflected in the Statement of Operations under the caption "Income from securities loaned - net." For the year ended December 31, 2007, "Income from securities loaned - net" consisted of $111,918 in income earned on cash collateral and guaranteed amounts (including $98,760 of interest income earned from the Quality Fund and $13,158 in guaranteed amounts received from Neuberger), less fees and expenses paid of $100,439 (including $0 retained by Neuberger).

12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $331 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $19,534 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

20

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $4,153.

  For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $695. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $1,045.

Note C-Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the year ended December 31, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$5,262,676	$35,286,232	$4,878,387	$41,415,778

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $55,827, of which Neuberger received $0, Lehman Brothers Inc. received $8,237, and other brokers received $47,590.

21

Note D-Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	632,711	443,899
Shares Issued on Reinvestment of Dividends and Distributions	65,250	52,719
Shares Redeemed	(1,025,707)	(1,254,446)
Total	(327,746)	(757,828)

Note E-Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	-	11,084,836	9,523,574	1,561,262	$1,561,262	$19,534
Neuberger Berman Securities Lending Quality Fund, LLC**	488,001	24,405,400	24,893,401	-	-	98,760
Total					$1,561,262	$118,294

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

22

Note G-Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

23

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.44	$10.42	$9.64	$8.93	$7.81
Income From Investment Operations:
Net Investment Income (Loss)‡	.12	.11	.04	.05	.07
Net Gains or Losses on Securities (both realized and unrealized)	1.67	1.00	.84	.77	1.20
Total From Investment Operations	1.79	1.11	.88	.82	1.27
Less Distributions From:
Net Investment Income	(.15)	(.09)	(.10)	(.11)	(.15)
Net Asset Value, End of Year	$13.08	$11.44	$10.42	$9.64	$8.93
Total Return††	+15.60%	+10.67%	+9.18%	+9.31%	+16.28%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$78.4	$72.3	$73.7	$81.1	$84.9
Ratio of Gross Expenses to Average Net Assets#	1.16%	1.19%	1.14%	1.10%	1.12%
Ratio of Net Expenses to Average Net Assets§	1.16%	1.18%	1.13%	1.09%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00%	1.01%	.41%	.56%	.82%
Portfolio Turnover Rate	54%	62%	82%	110%	121%

See Notes to Financial Highlights 24

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2007	2006	2005	2004	2003
1.16%	1.18%	1.13%	1.09%	1.11%

25

Report of Independent Registered Public Acccounting Firm

To the Board of Trustees of Neuberger Berman Advisers Management Trust and Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

   /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

26

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

28

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

29

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

30

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

31

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

32

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

33

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

34

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

35

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

17.69% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Balanced Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

36

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable advised, sub-advised funds or separate accounts.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

37

 [Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Fasciano Portfolio

S Class Shares

Annual Report

December 31, 2007

D0081 0208

Fasciano Portfolio Manager's Commentary

After materially outperforming for nearly six years, small cap stocks surrendered market leadership to mid- and large-caps in 2007, with the S&P 500 gaining 5.5% compared to a -1.6% decline for the Russell 2000. Those investors that remained loyal to small-caps became more risk averse, favoring our kind of unglamorous, but consistently profitable companies. This helped the Neuberger Berman Advisers Management Trust (AMT) Fasciano Portfolio record a positive return for the year.

The Portfolio's substantial overweight and superior stock selection in the Industrial sector had the most positive impact on absolute and relative returns. We remain comfortable with an overweight in Industrials, despite evidence of a slowing U.S. economy, due to the business diversity, recurring revenue streams and often global exposure of our industrial holdings.

To wit, the seven Industrial sector holdings that appeared on our top-ten contributors list this year are involved in very different businesses. Bucyrus International manufactures mining equipment. Middleby is a technologically innovative producer of commercial cooking equipment. Ritchie Bros. is the world's largest auctioneer of industrial equipment. Actuant is a global market leader in highly-engineered position and motion control systems, as well as branded hydraulic and electrical tools. RBC Bearings is a specialty bearings maker that has taken off due to strong demand from the aerospace industry. Rollins is the parent of the Orkin pest control company. Finally, MSC Industrial Direct, a stock which we sold during the year when its market capitalization exceeded our small-cap threshold, is the leading distributor of industrial maintenance equipment and supplies.

Two specialty chemical companies, Rockwood Holdings and AMCOL International, drove returns in the top performing Materials sector. Rockwood benefited relative to other chemical producers from its non-petroleum based processes, which spared it from big energy price increases, while both AMCOL and Rockwood enjoyed substantial international (stronger than domestic) demand.

Thankfully, the Portfolio was substantially underweighted in Financials, the Russell 2000's worst performing sector for the year. However, the benefit of the underweight was mitigated by the poor relative performance of our holdings. Wilshire Bancorp serves a large Korean-American customer base. We originally thought that an increase in non-performing loans in the first quarter was an anomaly and that the bank's high lending standards would insulate it from additional credit problems. However, with peers' non-performing loans trending higher and several senior management departures, we sold our Wilshire position. We have maintained our position in Wintrust Financial because, despite poor recent financial results due to the flat yield curve and tough credit conditions, we still believe this well-managed and well-positioned bank represents an attractive long-term franchise and is likely to maintain the credit quality of its loan portfolios even in this difficult environment.

Energy sector investments produced a positive return but lagged the benchmark component by a wide margin. The primary reason was TETRA Technologies, which had the largest negative contribution to performance. TETRA has a unique business of repairing and decommissioning offshore drilling rigs. Due to hurricanes Katrina and Rita, the business has a strong intermediate-term outlook, with a three-year backlog. The company has struggled in recent quarters,

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	1.3%
Air Freight & Logistics	1.0
Auto Components	1.3
Chemicals	3.0
Commercial Banks	4.5
Commercial Services & Supplies	16.9
Diversified Financial Services	0.8
Electronic Equipment & Instruments	5.2
Energy Equipment & Services	3.6
Health Care Equipment & Supplies	4.8
Health Care Providers & Services	4.0
Health Care Technology	1.0
Hotels, Restaurants & Leisure	1.6
Insurance	3.3
Internet Software & Services	2.9
Life Science Tools & Services	1.3
Machinery	17.1
Media	4.2
Metals & Mining	1.9
Oil, Gas & Consumable Fuels	3.8
Personal Products	1.5
Pharmaceuticals	2.5
Road & Rail	2.3
Semiconductors & Semiconductor Equipment	0.9
Specialty Retail	1.8
Trading Companies & Distributors	3.7
Short-Term Investments	25.2
Liabilities, less cash, receivables and other assets	(21.4)

1

primarily due to execution issues. We currently believe that operations changes will improve performance and view recent insider stock purchases as encouraging.

Our Consumer Discretionary investments posted declines for the year and also underperformed their respective benchmark components. RC2 got hurt when select toys in its Thomas & Friends line were recalled due to concerns over lead content in exterior paint. We eliminated the position.

While we are not economists, we do expect weak U.S. growth in the quarters ahead. We believe still low interest rates, which may decline further if the Federal Reserve responds more aggressively to generally bad economic data, and the fact that inventories are already lean may keep the economy out of recession. In an environment of slow economic growth, our focus on companies with a high percentage of recurring revenues, more predictable earnings and, in some cases, significant global exposure, should work to our advantage, as should our bias toward companies with strong free cash flow and the ability to internally finance growth.

Sincerely,

/s/ Michael Fasciano
Portfolio Manager

2

Fasciano

AVERAGE ANNUAL TOTAL RETURN1

	Fasciano Portfolio	Russell 2000®2
1 Year	0.52%	(1.57%)
5 Year	8.78%	16.25%
Life of Fund	7.83%	13.14%
Inception Date	07/12/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  0.52%, 8.78% and 7.83% were the average annual total returns for the 1-year, 5-year and since inception (07/12/02) periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fasciano Portfolio.

2  The Russell 2000® Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization was roughly $262 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FASCIANO PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 - 12/31/07
Class S	$1,000.00	$913.40	$6.70
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,018.20	$7.07

*  Expenses are equal to the annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Fasciano Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (96.2%)
Aerospace & Defense (1.3%)
19,000	ARGON ST	$352,640	*È
Air Freight & Logistics (1.0%)
10,300	Hub Group Class A	273,774	*È
Auto Components (1.3%)
12,200	Drew Industries	334,280	*
Chemicals (3.0%)
21,100	Rockwood Holdings	700,942	*
6,150	Spartech Corp.	86,715
		787,657
Commercial Banks (4.5%)
11,970	Boston Private Financial Holdings	324,148	È
17,400	Texas Capital Bancshares	317,550	*
17,020	Wintrust Financial	563,872
		1,205,570
Commercial Services & Supplies (16.9%)
16,000	Acco Brands	256,640	*
9,100	Advisory Board	584,129	*È
31,400	Healthcare Services Group	665,052
21,300	Korn/Ferry International	400,866	*
9,830	Ritchie Bros. Auctioneers	812,941
40,748	Rollins, Inc.	782,352	È
16,297	Waste Connections	503,577	*
11,160	Watson Wyatt Worldwide Class A	517,936
		4,523,493
Diversified Financial Services (0.8%)
9,880	Financial Federal	220,225
Electronic Equipment & Instruments (5.2%)
15,880	LoJack Corp.	266,943	*
7,700	MTS Systems	328,559
7,820	Regal-Beloit	351,509
14,000	ScanSource, Inc.	452,900	*È
		1,399,911
Energy Equipment & Services (3.6%)
20,500	Cal Dive International	271,420	*È
5,322	CARBO Ceramics	197,978
32,300	TETRA Technologies	502,911	*
		972,309
Health Care Equipment & Supplies (4.8%)
5,200	Haemonetics Corp.	327,704	*
2,880	ICU Medical	103,709	*È

NUMBER OF SHARES		MARKET VALUE†
20,710	STERIS Corp.	$597,276	È
10,690	Young Innovations	255,598
		1,284,287
Health Care Providers & Services (4.0%)
5,700	Landauer, Inc.	295,545
6,900	LCA-Vision	137,793	È
9,900	MWI Veterinary Supply	396,000	*
5,700	Owens & Minor	241,851
		1,071,189
Health Care Technology (1.0%)
11,200	Computer Programs and Systems	254,688
Hotels, Restaurants & Leisure (1.6%)
10,540	International Speedway	434,037
Insurance (3.3%)
17,600	American Equity Investment Life Holding	145,904
23,600	Amerisafe Inc.	366,036	*È
5,190	Hilb Rogal and Hobbs	210,558
5,000	Tower Group	167,000
		889,498
Internet Software & Services (2.9%)
23,300	j2 Global Communications	493,261	*
24,200	Online Resources	288,464	*È
		781,725
Life Science Tools & Services (1.3%)
5,360	Techne Corp.	354,028	*
Machinery (17.1%)
24,000	Actuant Corp.	816,240
7,500	Bucyrus International	745,425
9,000	CLARCOR Inc.	341,730
21,715	IDEX Corp.	784,563
10,500	Middleby Corp.	804,510	*È
16,300	RBC Bearings	708,398	*
34,400	TriMas Corp.	364,296	*
		4,565,162
Media (4.2%)
12,950	Courier Corp.	427,480
12,700	Meredith Corp.	698,246	È
		1,125,726
Metals & Mining (1.9%)
14,020	AMCOL International	505,141

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Oil, Gas & Consumable Fuels (3.8%)
16,600	Berry Petroleum Class A	$737,870	È
7,800	Comstock Resources	265,200	*
		1,003,070
Personal Products (1.5%)
5,200	Chattem, Inc.	392,808	*È
Pharmaceuticals (2.5%)
23,240	K-V Pharmaceutical	663,270	*
Road & Rail (2.3%)
15,473	Heartland Express	219,407	È
9,520	Landstar System	401,268	È
		620,675
Semiconductors & Semiconductor Equipment (0.9%)
6,910	Cabot Microelectronics	248,138	*È
Specialty Retail (1.8%)
11,000	Hibbett Sports	219,780	*È
13,400	Monro Muffler Brake	261,166
		480,946
Trading Companies & Distributors (3.7%)
8,900	H&E Equipment Services	168,032	*
19,600	Houston Wire & Cable	277,144	È
24,500	Interline Brands	536,795	*
		981,971
	Total Common Stocks (Cost $23,043,558)	25,726,218
Short-Term Investments (25.2%)
935,300	Neuberger Berman Prime Money Fund Trust Class	935,300	@
5,794,305	Neuberger Berman Securities Lending Quality Fund, LLC	5,794,305	‡
	Total Short-Term Investments (Cost $6,729,605)	6,729,605	#
	Total Investments (121.4%) (Cost $29,773,163)	32,455,823	##
	Liabilities, less cash, receivables and other assets [(21.4%)]	(5,720,293)
	Total Net Assets (100.0%)	$26,735,530

See Notes to Schedule of Investments 7

Notes to Schedule of Investments

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $29,888,729. Gross unrealized appreciation of investments was $4,190,062 and gross unrealized depreciation of investments was $1,622,968, resulting in net unrealized appreciation of $2,567,094 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements 8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Fasciano Portfolio
December 31, 2007
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$25,726,218
Affiliated issuers	6,729,605
32,455,823
Cash	1
Dividends and interest receivable	13,717
Receivable for Fund shares sold	127,970
Receivable from administrator—net (Note B)	190
Receivable for securities lending income (Note A)	3,164
Total Assets	32,600,865
Liabilities
Payable for collateral on securities loaned (Note A)	5,794,305
Payable for Fund shares redeemed	773
Payable to investment manager—net (Notes A & B)	19,279
Payable for securities lending fees (Note A)	250
Accrued expenses and other payables	50,728
Total Liabilities	5,865,335
Net Assets at value	$26,735,530
Net Assets consist of:
Paid-in capital	$23,683,716
Accumulated net realized gains (losses) on investments	369,154
Net unrealized appreciation (depreciation) in value of investments	2,682,660
Net Assets at value	$26,735,530
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,843,343
Net Asset Value, offering and redemption price per share	$14.50
†Securities on loan, at market value:
Unaffiliated issuers	$5,560,659
*Cost of Investments:
Unaffiliated issuers	$23,043,558
Affiliated issuers	6,729,605
Total cost of investments	$29,773,163

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman Advisers Management Trust

Fasciano Portfolio
For the Year Ended December 31, 2007
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$195,051
Income from securities loaned—net (Note F)	3,188
Income from investments in affiliated issuers (Note F)	64,096
Foreign taxes withheld	(1,167)
Total income	$261,168
Expenses:
Investment management fees (Notes A & B)	228,673
Administration fees (Note B)	80,709
Distribution fees (Note B)	67,257
Audit fees	39,211
Custodian fees (Note B)	29,243
Insurance expense	825
Legal fees	6,273
Shareholder reports	28,061
Trustees' fees and expenses	23,191
Miscellaneous	1,367
Total expenses	504,810
Expenses reimbursed by administrator (Note B)	(126,509)
Investment management fees waived (Note A)	(986)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(2,956)
Total net expenses	374,359
Net investment income (loss)	$(113,191)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on :
Sales of investment securities of unaffiliated issuers	381,368
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(311,118)
Net gain (loss) on investments	70,250
Net increase (decrease) in net assets resulting from operations	$(42,941)

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Fasciano Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(113,191)	$(72,690)
Net realized gain (loss) on investments	381,368	230,224
Change in net unrealized appreciation (depreciation) of investments	(311,118)	941,877
Net increase (decrease) in net assets resulting from operations	(42,941)	1,099,411
Distributions to Shareholders From (Note A):
Net realized gain on investments	(213,518)	(598,773)
From Fund Share Transactions (Note D):
Proceeds from shares sold	13,199,395	8,437,809
Proceeds from reinvestment of dividends and distributions	213,518	598,773
Payments for shares redeemed	(10,618,749)	(4,260,606)
Net increase (decrease) from Fund share transactions	2,794,164	4,775,976
Net Increase (Decrease) in Net Assets	2,537,705	5,276,614
Net Assets:
Beginning of year	24,197,825	18,921,211
End of year	$26,735,530	$24,197,825
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements 11

Notes to Financial Statements Fasciano Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $839.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

12

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Long–Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$—	$—	$213,518	$598,773	$213,518	$598,773

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$805,077	$2,567,094	$(320,357)	$3,051,814

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $320,357 of net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

13

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $3,188, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $50,918 in income earned on cash collateral and guaranteed amounts (including $47,124 of interest income earned from the Quality Fund and $2,331 in guaranteed amounts received from Neuberger), less fees and expenses paid of $47,730 (including $5,121 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $986 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $64,096 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

14

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, such excess expenses amounted to $126,509. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	2009	2010	Total
$120,637	$131,004	$126,509	$378,150

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $2,888.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $68.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $12,429,305 and $9,763,128, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $30,253, of which Neuberger received $0, Lehman Brothers Inc. received $3,964, and other brokers received $26,289.

15

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Years Ended December 31,
	2007	2006
Shares Sold	869,760	581,457
Shares Issued on Reinvestment of Dividends and Distributions	13,775	41,438
Shares Redeemed	(706,094)	(293,275)
Total	177,441	329,620

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	1,229,813	16,187,331	16,481,844	935,300	$935,300	$64,096
Neuberger Berman Securities Lending Quality Fund, LLC**	1,122,901	17,629,484	12,958,080	5,794,305	5,794,305	47,124
Total					$6,729,605	$111,220

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**   Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

16

Financial Highlights

Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.53	$14.16	$13.84	$12.40	$9.92
Income From Investment Operations:
Net Investment Income (Loss)‡	(.06)	(.05)	(.04)	(.08)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	.14	.79	.43	1.56	2.57
Total From Investment Operations	.08	.74	.39	1.48	2.49
Less Distributions From:
Net Capital Gains	(.11)	(.37)	(.07)	(.04)	(.01)
Net Asset Value, End of Year	$14.50	$14.53	$14.16	$13.84	$12.40
Total Return††	+0.52%	+5.25%	+2.82%	+11.96%	+25.06%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$26.7	$24.2	$18.9	$15.9	$6.2
Ratio of Gross Expenses to Average Net Assets#	1.40%	1.40%	1.40%	1.41%	1.42%
Ratio of Net Expenses to Average Net Assets§	1.39%	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.42)%	(.33)%	(.32)%	(.60)%	(.69)%
Portfolio Turnover Rate	38%	30%	42%	10%	70%

See Notes to Financial Highlights 17

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2007	2006	2005	2004	2003
1.87%	2.00%	2.09%	2.56%	4.58%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Fasciano Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fasciano Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

19

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

20

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice president and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

21

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

25

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

26

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

27

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

The Fund hereby designates $213,518 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Fasciano Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding

28

brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management. The Board noted that Management incurred a loss on the Fund in each of the last three years.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund and sub-advised funds, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

29

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Annual Report

December 31, 2007

B1015 0208

Growth Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio generated a positive return in 2007, outperforming the Russell Midcap® Growth Index. The Portfolio ranked in approximately the top 20% of its Lipper and Morningstar peer groups with strong stock selection throughout most sectors.*

In 2007, large- and mid-cap shares outpaced smaller issues while, for the first time since 1999, growth style results outpaced value across the capitalization spectrum. As subprime issues continued to work their way through the system, the Financial sector, which makes up a large percentage of the value market indices, was among the weakest performing sectors of the year. Consumer-related market segments were also relatively weak and Telecom was hampered by concern about a slowdown in consumer spending. For the year, mid-cap stocks slightly trailed large-caps but led small issues. This was due in part to private equity firms fueling acquisitions in the mid-cap space, which impacted the Portfolio with the acquisitions of several holdings during the year.

Over the reporting period, the largest benefits to performance came from security selection in Information Technology and Consumer Discretionary. Strong performers in Information Technology included Activision and VMware, two specialty software companies. Although Consumer Discretionary was one of the worst performing sectors for the benchmark, our strong security selection continued to be aided by several themes including secondary education, hotel and lodging, and gaming. These continue to be areas of emphasis as we move into 2008. Another source of contributions to relative performance was security selection in Energy. Strong performers included Denbury Resources and National-Oilwell Varco. Within Health Care, some of the portfolio's top performers included those affected by consolidation activity. For example, Hologic, a medical appliance and equipment company, acquired Cytyc, a medical diagnostic company. Both were in the Portfolio and at the time of the transaction. In addition, medical technology company Medtronic purchased Kyphon, a company that produces medical devices for spinal surgery. Another top performer within Health Care was specialized provider VCA Antech, which provides diagnostic testing for veterinary services. Elsewhere, holdings in the Industrial sector were additive to results as aviation names such as BE Aerospace and Precision Castparts were both strong performers.
In aggregate, our sector allocation detracted from performance for the year. Our largest negative contribution came from an overweight in Telecom, which was one of the weakest sectors given concerns about consumer spending.

For much of 2007, equity market returns were positive, but volatility rose as subprime issues continued to unfold throughout the year. As volatility increased, companies that exhibited earnings quality, which is what we seek to identify in our process, continued to be rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	7.7%
Air Freight & Logistics	1.6
Beverages	0.9
Biotechnology	2.1
Capital Markets	3.2
Chemicals	2.7
Commercial Services & Supplies	3.1
Communications Equipment	4.4
Construction & Engineering	2.0
Diversified Consumer Services	2.1
Diversified Financial Services	2.5
Electronic Equipment & Instruments	2.0
Energy Equipment & Services	4.1
Food & Staples Retailing	1.6
Food Products	0.4
Health Care Equipment & Supplies	7.7
Health Care Providers & Services	3.0
Health Care Technology	1.6
Hotels, Restaurants & Leisure	5.6
Household Products	0.6
Internet & Catalog Retail	1.0
Internet Software & Services	1.8
IT Services	4.5
Life Science Tools & Services	1.3
Machinery	1.7
Media	3.0
Oil, Gas & Consumable Fuels	7.5
Personal Products	1.5
Semiconductors & Semiconductor Equipment	4.3
Software	5.5
Specialty Retail	2.8
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	0.6
Wireless Telecommunication Services	4.6
Short-Term Investments	12.7
Liabilities, less cash, receivables and other assets	(12.5)

1

rewarded as investors have tended to "pay up" for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

At this time, we remain cautious about areas linked to the average consumer and plan to maintain an underweight in both Consumer Staples and Discretionary. We continue to play niche areas within Consumer Discretionary such as hotels, gaming and secondary education. In addition, we currently continue to be market weighted in Industrials, with an emphasis on niche areas such as aviation and prison services. In our view, Energy is likely to provide earnings growth potential given worldwide demand. Although the sector is slightly underweighted, we expect to move towards a neutral weighting opportunistically. Due to the spread of subprime worries that are negatively affecting the market and particularly financial stocks, we plan to remain underweighted in the sector. Finally, both Health Care and Information Technology are both overweights in the Portfolio.

Sincerely,

/s/ Kenneth J. Turek
Portfolio Manager

*  As categorized by Lipper, AMT Growth Portfolio ranked 31 out of 154 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the one-year period ending December 31, 2007. As categorized by Morningstar, AMT Growth Portfolio ranked 34 out of 200 funds in its Mid-Cap Growth VA/L Underlying Funds Category for the one-year period ending December 31, 2007.

2

Growth Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Growth Portfolio	Russell Midcap® Growth[2]	Russell Midcap®2
1 Year	22.70%	11.43%	5.60%
5 Year	19.47%	17.90%	18.21%
10 Year	6.00%	7.59%	9.91%
Life of Fund	10.47%	N/A	13.98%
Inception Date	09/10/1984

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1.  22.70%, 19.47% and 6.00% were the average total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Growth Portfolio.

2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07
Class I	$1,000.00	$1,050.60	$5.07
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.27	$4.99

*  Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Growth Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (99.8%)
Aerospace & Defense (7.7%)
70,500	AerCap Holdings NV	$1,471,335	*
50,000	BE Aerospace	2,645,000	*
132,500	CAE, Inc.	1,771,525	È
30,000	Precision Castparts	4,161,000
45,000	Rockwell Collins	3,238,650	È
		13,287,510
Air Freight & Logistics (1.6%)
35,000	C.H. Robinson Worldwide	1,894,200	È
20,000	Expeditors International	893,600	È
		2,787,800
Beverages (0.9%)
35,000	Hansen Natural	1,550,150	*
Biotechnology (2.1%)
30,000	Applera Corp.—Celera Group	476,100	*
17,500	Celgene Corp.	808,675	*
15,000	Myriad Genetics	696,300	*
16,250	United Therapeutics	1,586,813	*
		3,567,888
Capital Markets (3.2%)
10,500	AllianceBernstein Holding	790,125
20,000	GFI Group	1,914,400	*È
40,000	Lazard Ltd.	1,627,200
16,000	Northern Trust	1,225,280
		5,557,005
Chemicals (2.7%)
64,000	Airgas, Inc.	3,335,040
25,000	Ecolab Inc.	1,280,250
		4,615,290
Commercial Services & Supplies (3.1%)
60,000	Corrections Corporation of America	1,770,600	*
5,500	Huron Consulting Group	443,465	*
27,000	IHS Inc.	1,635,120	*
25,000	Stericycle, Inc.	1,485,000	*
		5,334,185
Communications Equipment (4.4%)
150,000	Arris Group	1,497,000	*
30,000	F5 Networks	855,600	*
80,000	Foundry Networks	1,401,600	*
23,000	Harris Corp.	1,441,640
45,000	Juniper Networks	1,494,000	*
31,500	Polycom, Inc.	875,070	*È
		7,564,910

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (2.0%)
17,000	Fluor Corp.	$2,477,240
15,500	Shaw Group	936,820	*
		3,414,060
Diversified Consumer Services (2.1%)
40,000	DeVry, Inc.	2,078,400	È
9,000	Strayer Education	1,535,220	È
		3,613,620
Diversified Financial Services (2.5%)
3,500	CME Group	2,401,000	È
10,000	IntercontinentalExchange Inc.	1,925,000	*È
		4,326,000
Electronic Equipment & Instruments (2.0%)
10,000	AMETEK, Inc.	468,400
22,500	Dolby Laboratories	1,118,700	*
62,500	Trimble Navigation	1,890,000	*
		3,477,100
Energy Equipment & Services (4.1%)
23,000	Dresser-Rand Group	898,150	*
50,000	ION Geophysical	789,000	*
37,500	National Oilwell Varco	2,754,750	*
35,000	Smith International	2,584,750
		7,026,650
Food & Staples Retailing (1.6%)
50,000	Shoppers Drug Mart	2,698,212
Food Products (0.4%)
10,000	Ralcorp Holdings	607,900	*
Health Care Equipment & Supplies (7.7%)
20,000	C.R. Bard	1,896,000
27,500	Gen-Probe	1,730,575	*
70,000	Hologic, Inc.	4,804,800	*È
12,000	IDEXX Laboratories	703,560	*
5,000	Intuitive Surgical	1,622,500	*
20,000	Inverness Medical Innovations	1,123,600	*
45,500	Wright Medical Group	1,327,235	*
		13,208,270
Health Care Providers & Services (3.0%)
20,000	Express Scripts	1,460,000	*
24,000	Psychiatric Solutions	780,000	*
68,000	VCA Antech	3,007,640	*
		5,247,640
Health Care Technology (1.6%)
48,500	Cerner Corp.	2,735,400	*È

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Hotels, Restaurants & Leisure (5.6%)
12,500	International Game Technology	$549,125
82,000	Melco PBL Entertainment ADR	947,920	*È
27,500	Orient-Express Hotel	1,581,800
30,000	Penn National Gaming	1,786,500	*
57,300	Scientific Games Class A	1,905,225	*
12,500	Vail Resorts	672,625	*
59,000	WMS Industries	2,161,760	*
		9,604,955
Household Products (0.6%)
10,000	Energizer Holdings	1,121,300	*
Internet & Catalog Retail (1.0%)
37,500	GSI Commerce	731,250	*
40,000	IAC/InterActiveCorp	1,076,800	*
		1,808,050
Internet Software & Services (1.8%)
79,000	Alibaba.com Corp.	285,204	*
8,500	Equinix Inc.	859,095	*
13,500	Omniture, Inc.	449,415	*
36,400	VistaPrint Ltd.	1,559,740	*
		3,153,454
IT Services (4.5%)
95,000	Cognizant Technology Solutions	3,224,300	*È
55,000	Iron Mountain	2,036,100	*
10,000	MasterCard, Inc. Class A	2,152,000
15,500	Total System Services	434,000
		7,846,400
Life Science Tools & Services (1.3%)
10,000	AMAG Pharmaceuticals	601,300	*
40,000	Pharmaceutical Product Development	1,614,800
		2,216,100
Machinery (1.7%)
34,000	Danaher Corp.	2,983,160
Media (3.0%)
40,000	Focus Media Holding ADR	2,272,400	*
35,000	Lamar Advertising	1,682,450	È
32,500	Liberty Global Class A	1,273,675	*È
		5,228,525
Oil, Gas & Consumable Fuels (7.5%)
35,500	Concho Resources	731,655	*
27,500	Continental Resources	718,575	*
185,000	Denbury Resources	5,503,750	*
73,750	Range Resources	3,787,800
43,750	XTO Energy	2,247,000
		12,988,780

NUMBER OF SHARES		MARKET VALUE†
Personal Products (1.5%)
30,000	Bare Escentuals	$727,500	*
25,000	Chattem, Inc.	1,888,500	*
		2,616,000
Semiconductors & Semiconductor Equipment (4.3%)
25,000	MEMC Electronic Materials	2,212,250	*
30,000	Microchip Technology	942,600
35,000	Microsemi Corp.	774,900	*
38,500	NVIDIA Corp.	1,309,770	*
13,000	Sigma Designs	717,600	*È
40,500	Varian Semiconductor Equipment	1,498,500	*
		7,455,620
Software (5.5%)
95,000	Activision, Inc.	2,821,500	*È
40,000	ANSYS, Inc.	1,658,400	*È
53,000	Autodesk, Inc.	2,637,280	*
42,500	Citrix Systems	1,615,425	*È
25,000	Intuit Inc.	790,250	*
		9,522,855
Specialty Retail (2.8%)
19,500	Abercrombie & Fitch	1,559,415
37,500	GameStop Corp. Class A	2,329,125	*
35,000	Urban Outfitters	954,100	*
		4,842,640
Textiles, Apparel & Luxury Goods (0.8%)
42,500	Coach, Inc.	1,299,650	*
Trading Companies & Distributors (0.6%)
24,000	Fastenal Co.	970,080	È
Wireless Telecommunication Services (4.6%)
80,000	American Tower	3,408,000	*
55,000	NII Holdings	2,657,600	*
55,000	SBA Communications	1,861,200	*
		7,926,800
	Total Common Stocks (Cost $113,744,642)	172,203,959
Short-Term Investments (12.7%)
21,865,112	Neuberger Berman Securities Lending Quality Fund, LLC (Cost $21,865,112)	21,865,112	#‡
	Total Investments (112.5%) (Cost $135,609,754)	194,069,071##
	Liabilities, less cash, receivables and other assets [(12.5%)]	(21,501,712)
	Total Net Assets (100.0%)	$172,567,359

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Growth Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $135,755,062. Gross unrealized appreciation of investments was $60,613,880 and gross unrealized depreciation of investments was $2,299,871, resulting in net unrealized appreciation of $58,314,009, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Growth Portfolio
December 31, 2007
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$172,203,959
Affiliated issuers	21,865,112
194,069,071
Foreign currency	35,406
Dividends and interest receivable	66,173
Receivable for securities sold	1,970,036
Receivable for Fund shares sold	9,630
Receivable for securities lending income (Note A)	45,486
Prepaid expenses and other assets	4,708
Total Assets	196,200,510
Liabilities
Due to custodian	599,846
Payable for collateral on securities loaned (Note A)	21,865,112
Payable for securities purchased	713,339
Payable for Fund shares redeemed	273,942
Payable to investment manager—net (Notes A & B)	81,252
Payable to administrator (Note B)	44,329
Payable for securities lending fees (Note A)	1,639
Accrued expenses and other payables	53,692
Total Liabilities	23,633,151
Net Assets at value	$172,567,359
Net Assets consist of:
Paid-in capital	$307,647,419
Accumulated net realized gains (losses) on investments	(193,542,353)
Net unrealized appreciation (depreciation) in value of investments	58,462,293
Net Assets at value	$172,567,359
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,941,085
Net Asset Value, offering and redemption price per share	$19.30
†Securities on loan, at market value:
Unaffiliated issuers	$21,414,626
*Cost of Investments:
Unaffiliated issuers	$113,744,642
Affiliated issuers	21,865,112
Total cost of investments	$135,609,754
Total cost of foreign currency	$32,387

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman Advisers Management Trust

Growth Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$634,724
Income from securities loaned—net (Note F)	24,329
Income from investments in affiliated issuers (Note F)	9,732
Foreign taxes withheld	(4,888)
Total income	$663,897
Expenses:
Investment management fees (Notes A & B)	965,409
Administration fees (Note B)	526,586
Audit fees	39,211
Custodian fees (Note B)	111,533
Insurance expense	5,703
Legal fees	32,454
Shareholder reports	40,927
Trustees' fees and expenses	23,265
Miscellaneous	5,694
Total expenses	1,750,782
Investment management fees waived (Note A)	(153)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(15,799)
Total net expenses	1,734,830
Net investment income (loss)	$(1,070,933)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	37,532,038
Foreign currency	1,404
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(813,550)
Foreign currency	3,357
Net gain (loss) on investments	36,723,249
Net increase (decrease) in net assets resulting from operations	$35,652,316

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Growth Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,070,933)	$(638,822)
Net realized gain (loss) on investments	37,533,442	31,702,877
Change in net unrealized appreciation (depreciation) of investments	(810,193)	(6,310,650)
Net increase (decrease) in net assets resulting from operations	35,652,316	24,753,405
From Fund Share Transactions (Note D):
Proceeds from shares sold	2,818,408	9,654,613
Payments for shares redeemed	(33,603,676)	(63,248,548)
Net increase (decrease) from Fund share transactions	(30,785,268)	(53,593,935)
Net Increase (Decrease) in Net Assets	4,867,048	(28,840,530)
Net Assets:
Beginning of year	167,700,311	196,540,841
End of year	$172,567,359	$167,700,311
Undistributed net investment income (loss) at end of year	$—	$(49)

See Notes to Financial Statements 11

Notes to Financial Statements Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $436.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

12

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses and partnership holding adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis was as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$58,316,986	($193,397,046)	($135,080,060)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, post-October losses and partnership basis adjustment.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2009	2010
$ 123,277,249	$ 70,119,797

During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $37,483,817.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international

13

securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $24,329, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $896,340 in income earned on cash collateral and guaranteed amounts (including $863,506 of interest income earned from the Quality Fund and $23,587 in guaranteed amounts received from Neuberger), less fees and expenses paid of $872,011 (including $20,035 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $153 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $9,732 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

14

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $15,723.

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $76.

Note C—Securities Transactions:

During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $84,297,917 and $114,656,786, respectively.

During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $197,588, of which Neuberger received $0, Lehman Brothers Inc. received $29,460, and other brokers received $168,128.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	152,805	649,608
Shares Redeemed	(1,875,128)	(4,236,962)
Total	(1,722,323)	(3,587,354)

Note E—Line of Credit:

At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility

15

fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	805,785	18,914,065	19,719,850	—	$—	$9,732
Neuberger Berman Securities Lending Quality Fund, LLC**	8,904,501	224,546,994	211,586,383	21,865,112	21,865,112	863,506
Total					$21,865,112	$873,238

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

16

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.73	$13.79	$12.15	$10.42	$7.93
Income From Investment Operations:
Net Investment Income (Loss)‡	(.11)	(.05)	(.07)	(.06)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	3.68	1.99	1.71	1.79	2.54
Total From Investment Operations	3.57	1.94	1.64	1.73	2.49
Net Asset Value, End of Year	$19.30	$15.73	$13.79	$12.15	$10.42
Total Return††	+22.70%	+14.07%	+13.50%	+16.60%	+31.40%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$172.6	$167.7	$196.5	$208.1	$214.9
Ratio of Gross Expenses to Average Net Assets#	1.00%	1.00%	1.00%	.96%	.94%
Ratio of Net Expenses to Average Net Assets§	.99%	.99%	.99%	.94%	.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.61)%	(.35)%	(.55)%	(.51)%	(.58)%
Portfolio Turnover Rate	48%	40%	53%	83%	149%

See Notes to Financial Highlights 17

Notes to Financial Highlights Growth Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2007	2006	2005	2004	2003
.99%	.99%	.99%	.94%	.93%

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

19

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

20

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

21

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

26

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

27

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov. and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting

29

and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

30

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2007

B1016 0208

Guardian Portfolio Manager's Commentary

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio delivered a solidly positive return in 2007, outperforming the S&P 500 Index. Guardian's five-year return is also ahead of this benchmark.

Information Technology sector investments made the largest contribution to absolute returns, with three companies (National Instruments, Texas Instruments and Teradyne) on our top-ten contributors list. Over the course of the past year, our allocation to technology has evolved such that today our holdings are in relatively less cyclical companies with more stable and predictable cash flows and earnings.

Industrials sector holdings also bolstered absolute returns, with conglomerate Danaher near the top of our performance charts. Our focus on natural gas oriented companies led to strong performance for our Energy sector investments, with outperformance from BG Group, a position initiated in the spring of 2007. However, our overall Energy returns lagged that of the market sector, which was driven by escalating prices for oil. Over the longer term, we believe its higher BTU content and lower emissions profile is likely to make natural gas the fuel of choice to satisfy incremental demands for power.

In the type of volatile stock market environment we experienced this year, stock selection became an important contributor to performance. This was certainly the case for the Guardian Portfolio in 2007. For instance, our focus entering 2007 was on financial companies that had operations either unrelated to mortgage credit or had a diversified business base sufficient to withstand credit risks. Our stock selection paid off as evidenced by the modest decline in our Financial sector holdings versus a substantial loss for the benchmark component. In fact, two Financial sector companies, State Street and Bank of New York Mellon, were among the Portfolio's best performers this year, largely offsetting the share price decline triggered by surprising mortgage related losses at Citigroup. Similarly, our Consumer Discretionary sector holdings recorded a slight gain compared to a significant decline for the respective benchmark component. Notable performers in the Consumer Discretionary sector include Liberty Global and BorgWarner. We believe that our relative success in the market's two worst performing sectors reflects favorably on our quality and value oriented stock selection process.

Our Health Care sector investments disappointed during 2007 despite a rebound in UnitedHealth Group. Declines in biotechnology firm Medarex and pharmaceuticals company Novartis penalized returns. Meanwhile, our quality and valuation focus led to the Portfolio having no exposure to the Materials and Telecom sectors, two of the better performing groups in the S&P 500. Our investment in National Grid, our sole holding in the Utility sector, was a top contributor to portfolio returns.

As we close 2007 and move into the new year, it appears that stresses in the banking system have led to a slowing in economic growth. Thus far, the U.S. consumer has remained resilient in the face of high oil prices and housing turmoil. However, going forward, layoffs and soft employment conditions underscore the risks of a prolonged period of economic weakness.

Over the last year, cognizant of credit-driven cyclical risks, we have been gradually reducing our exposure to economically sensitive companies and increasing our commitments to companies with strong secular growth prospects. We believe this has reduced the Portfolio's risk profile while enhancing growth potential.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	2.1%
Automobiles	2.0
Biotechnology	2.2
Capital Markets	9.5
Commercial Services & Supplies	4.2
Consumer Finance	2.0
Electronic Equipment & Instruments	7.8
Energy Equipment & Services	0.8
Health Care Providers & Services	4.0
Industrial Conglomerates	3.4
Insurance	5.9
IT Services	2.4
Life Science Tools & Services	2.0
Machinery	4.5
Media	13.3
Multi-Utilities	4.0
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	3.3
Road & Rail	3.0
Semiconductors & Semiconductor Equipment	7.9
Software	3.4
Short-Term Investments	3.9
Liabilities, less cash, receivables and other assets	(0.8)

Our preference for quality companies with strong free cash flows gives us conviction that the business prospects of our holdings will be sustained even in a tighter credit environment. In fact, we believe our companies will emerge from any period of economic weakness caused by tight credit or higher borrowing costs in even more dominant positions in their respective businesses.

Sincerely,

/s/ Arthur Moretti
Portfolio Manager

AVERAGE ANNUAL TOTAL RETURN1

	Guardian Portfolio Class I	Guardian Portfolio Class S	S&P 500[2]
1 Year	7.39%	7.14%	5.49%
5 Year	15.03%	14.73%	12.82%
10 Year	8.36%	8.21%	5.91%
Life of Fund	8.76%	8.61%	6.46%
Inception Date	11/03/1997	08/02/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The results are compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

Endnotes

1  For Class I, 7.39%, 15.03% and 8.36% were the average annual total returns for the 1-, 5- and 10- year periods ended December 31, 2007. For Class S, 7.14%, 14.73% and 8.21% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Guardian Portfolio.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters.

  Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 – 12/31/07	Expense Ratio
Class I	$1,000.00	$980.40	$4.89	0.98%
Class S	$1,000.00	$978.80	$6.18	1.24%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.27	$4.99	0.98%
Class S	$1,000.00	$1,018.95	$6.31	1.24%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Guardian Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (96.9%)
Auto Components (2.1%)
68,420	BorgWarner, Inc.	$3,312,212
Automobiles (2.0%)
30,225	Toyota Motor ADR	3,208,988
Biotechnology (2.2%)
37,600	Genzyme Corp.	2,798,944	*
80,000	Medarex, Inc.	833,600	*
		3,632,544
Capital Markets (9.5%)
131,290	Bank of New York Mellon	6,401,701
157,386	Charles Schwab	4,021,212
60,220	State Street	4,889,864
		15,312,777
Commercial Services & Supplies (4.2%)
36,650	Republic Services	1,148,977
171,485	Waste Management	5,602,415
		6,751,392
Consumer Finance (2.0%)
63,600	American Express	3,308,472
Electronic Equipment & Instruments (7.8%)
90,345	Anixter International	5,625,783	*
209,750	National Instruments	6,990,968
		12,616,751
Energy Equipment & Services (0.8%)
12,325	Schlumberger Ltd.	1,212,410
Health Care Providers & Services (4.0%)
111,375	UnitedHealth Group	6,482,025
Industrial Conglomerates (3.4%)
64,310	3M Co.	5,422,619
Insurance (5.9%)
173,575	Progressive Corp.	3,325,697
162,700	Willis Group Holdings	6,177,719
		9,503,416
IT Services (2.4%)
128,100	Euronet Worldwide	3,843,000	*
Life Science Tools & Services (2.0%)
43,300	Millipore Corp.	3,168,694	*

NUMBER OF SHARES		MARKET VALUE†
Machinery (4.5%)
83,360	Danaher Corp.	$7,314,006
Media (13.3%)
378,475	Comcast Corp. Class A Special	6,857,967	*
181,800	E.W. Scripps	8,182,818
134,305	Liberty Global Class A	5,263,413	*
33,445	Liberty Global Class C	1,223,753	*
		21,527,951
Multi-Utilities (4.0%)
391,953	National Grid	6,507,050
Oil, Gas & Consumable Fuels (9.2%)
250,400	BG Group PLC	5,732,133
48,930	BP PLC ADR	3,580,208
20,650	Cimarex Energy	878,244
89,900	Newfield Exploration	4,737,730	*
		14,928,315
Pharmaceuticals (3.3%)
97,825	Novartis AG ADR	5,312,876
Road & Rail (3.0%)
103,275	Canadian National Railway	4,846,696
Semiconductors & Semiconductor Equipment (7.9%)
392,925	Altera Corp.	7,591,311
156,975	Texas Instruments	5,242,965
		12,834,276
Software (3.4%)
175,300	Intuit Inc.	5,541,233	*
	Total Common Stocks (Cost $117,574,536)	156,587,703
Short-Term Investments (3.9%)
6,339,058	Neuberger Berman Prime Money Fund Trust Class (Cost $6,339,058)	6,339,058	#@
	Total Investments (100.8%) (Cost $123,913,594)	162,926,761	##
	Liabilities, less cash, receivables and other assets [(0.8%)]	(1,254,084)
	Total Net Assets (100.0%)	$161,672,677

See Notes to Schedule of Investments 6

Notes to Schedule of Investments Guardian Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $124,023,238. Gross unrealized appreciation of investments was $41,690,148 and gross unrealized depreciation of investments was $2,786,625, resulting in net unrealized appreciation of $38,903,523, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Guardian Portfolio
December 31, 2007
Assets
Investments in securities, at market value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$156,587,703
Affiliated issuers	6,339,058
162,926,761
Cash	18,225
Foreign currency	145
Dividends and interest receivable	176,390
Receivable for securities sold	4,381,849
Receivable for Fund shares sold	237,296
Receivable for securities lending income (Note A)	11,036
Prepaid expenses and other assets	338
Total Assets	167,752,040
Liabilities
Payable for securities purchased	5,263,758
Payable for Fund shares redeemed	630,802
Payable to investment manager—net (Notes A & B)	75,997
Payable to administrator (Note B)	48,205
Payable for securities lending fees (Note A)	550
Accrued expenses and other payables	60,051
Total Liabilities	6,079,363
Net Assets at value	$161,672,677
Net Assets consist of:
Paid-in capital	$115,897,340
Undistributed net investment income (loss)	844,917
Accumulated net realized gains (losses) on investments	5,920,986
Net unrealized appreciation (depreciation) in value of investments	39,009,434
Net Assets at value	$161,672,677
Net Assets
Class I	$129,140,528
Class S	32,532,149
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,118,471
Class S	1,547,318
Net Asset Value, offering and redemption price per share
Class I	$21.11
Class S	21.02
*Cost of Investments:
Unaffiliated issuers	$117,574,536
Affiliated issuers	6,339,058
Total cost of investments	$123,913,594
Total cost of foreign currency	$145

See Notes to Financial Statements 8

Statement of Operations

Neuberger Berman Advisers Management Trust

Guardian Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,225,600
Interest income—unaffiliated issuers	835
Income from securities loaned—net (Note F)	6,827
Income from investments in affiliated issuers (Note F)	262,502
Foreign taxes withheld	(29,824)
Total income	2,465,940
Expenses:
Investment management fees (Notes A & B)	876,505
Administration fees (Note B):
Class I	436,413
Class S	41,680
Distribution fees (Note B):
Class S	34,726
Audit fees	39,212
Custodian fees (Note B)	89,283
Insurance expense	5,325
Legal fees	27,047
Reimbursement of expenses previously assumed by administrator (Note B)	78
Shareholder reports	45,365
Trustees' fees and expenses	23,256
Miscellaneous	5,265
Total expenses	1,624,155
Investment management fees waived (Note A)	(4,173)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(7,285)
Total net expenses	1,612,697
Net investment income (loss)	$853,243
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	14,895,454
Foreign currency	(7,789)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(5,061,582)
Foreign currency	(3,377)
Net gain (loss) on investments	9,822,706
Net increase (decrease) in net assets resulting from operations	$10,675,949

See Notes to Financial Statements 9

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Guardian Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$853,243	$471,789
Net realized gain (loss) on investments	14,887,665	17,121,944
Change in net unrealized appreciation (depreciation) of investments	(5,064,959)	2,255,391
Net increase (decrease) in net assets resulting from operations	10,675,949	19,849,124
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(390,689)	(1,031,689)
Class S	(62,076)	(8,013)
Total distributions to shareholders	(452,765)	(1,039,702)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	18,503,529	22,420,550
Class S	31,107,831	952,471
Proceeds from reinvestment of dividends and distributions:
Class I	390,689	1,031,689
Class S	62,076	8,013
Payments for shares redeemed:
Class I	(54,758,765)	(62,405,447)
Class S	(357,627)	(29,983)
Net increase (decrease) from Fund share transactions	(5,052,267)	(38,022,707)
Net Increase (Decrease) in Net Assets	5,170,917	(19,213,285)
Net Assets:
Beginning of year	156,501,760	175,715,045
End of year	$161,672,677	$156,501,760
Undistributed net investment income (loss) at end of year	$844,917	$452,228

See Notes to Financial Statements 10

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $1,470.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Distributions Paid From:
Ordinary Income		Total
2007	2006	2007	2006
$452,765	$1,039,702	$452,765	$1,039,702

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$844,917	$6,030,625	$38,899,795	$—	$45,775,337

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $8,590,800.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $6,827, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the year ended December 31, 2007, "Income from securities loaned — net" consisted of $92,384 in income earned on cash collateral and guaranteed amounts (including $83,778 of interest income earned from the Quality Fund and $5,511 in guaranteed amounts received from Neuberger), less fees and expenses paid of $85,557 (including $0 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $4,173 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $262,502 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

13

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2007
Class I	1.00%	12/31/10	$—
Class S	1.25%	12/31/10	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, the Class S shares of the Fund reimbursed Management $78, under its agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $7,101.

14

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $184.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $57,794,134 and $64,794,243, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $132,072, of which Neuberger received $245, Lehman Brothers Inc. received $22,061 and other brokers received $109,766.

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

For the Year Ended December 31, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	882,413	18,062	(2,646,923)	(1,746,448)
Class S	1,485,688	2,879	(17,595)	1,470,972

For the Year Ended December 31, 2006

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,219,263	54,471	(3,422,041)	(2,148,307)
Class S	52,073	424	(1,636)	50,861

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

15

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	2,187,770	53,176,702	49,025,414	6,339,058	$6,339,058	$262,502
Neuberger Berman Securities Lending Quality Fund, LLC**	1,364,001	39,782,396	41,146,397	—	—	83,778
Total					$6,339,058	$346,280

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

16

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Class I

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$19.71	$17.50	$16.17	$13.98	$10.70
Income From Investment Operations:
Net Investment Income (Loss)‡	.11	.05	.12	.04	.03
Net Gains or Losses on Securities (both realized and unrealized)	1.35	2.29	1.24	2.17	3.36
Total From Investment Operations	1.46	2.34	1.36	2.21	3.39
Less Distributions From:
Net Investment Income	(.06)	(.13)	(.03)	(.02)	(.11)
Net Asset Value, End of Year	$21.11	$19.71	$17.50	$16.17	$13.98
Total Return††	+7.39%	+13.38%	+8.39%	+15.81%	+31.76%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$129.1	$155.0	$175.3	$177.3	$169.2
Ratio of Gross Expenses to Average Net Assets#	.99%	.99%	1.00%	.98%	.97%
Ratio of Net Expenses to Average Net Assets	.99%§	.99%§	1.00%§	.97%§	.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	.55%	.29%	.71%	.25%	.25%
Portfolio Turnover Rate	38%	23%	32%	24%	58%

See Notes to Financial Highlights 17

Financial Highlights (cont'd)

Class S

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$19.67	$17.52	$16.20	$14.02	$10.69
Income From Investment Operations:
Net Investment Income (Loss)‡	.09	.02	.09	.00	.00
Net Gains or Losses on Securities (both realized and unrealized)	1.32	2.26	1.23	2.18	3.35
Total From Investment Operations	1.41	2.28	1.32	2.18	3.35
Less Distributions From:
Net Investment Income	(.06)	(.13)	—	—	(.02)
Net Asset Value, End of Year	$21.02	$19.67	$17.52	$16.20	$14.02
Total Return††	+7.14%	+13.02%	+8.15%	+15.55%	+31.39%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$32.5	$1.5	$0.4	$0.3	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.24%	1.25%	1.25%	1.23%	1.22%
Ratio of Net Expenses to Average Net Assets	1.24%§	1.25%§	1.24%§	1.22%§	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	.42%	.11%	.53%	.03%	.02%
Portfolio Turnover Rate	38%	23%	32%	24%	58%

See Notes to Financial Highlights 18

Notes to Financial Highlights Guardian Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006	2005	2004
Guardian Portfolio Class I	.99%	.99%	1.00%	.97%
Guardian Portfolio Class S	1.24%	1.25%	1.26%	1.22%

  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

20

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

21

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

26

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

100.00% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Guardian Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

29

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund and separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other fund and accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

30

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

31

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[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

International Portfolio

S Class Shares

Annual Report

December 31, 2007

F0509 0208

International Portfolio Manager's Commentary

International stocks continued to outpace U.S. equities in 2007, with the MSCI EAFE Index gaining 11.63% versus the S&P 500's 5.49% advance. The Neuberger Berman Advisers Management Trust (AMT) International Portfolio recorded a positive return but lagged its MSCI EAFE benchmark.

Energy sector investments had the most favorable impact on returns. The Portfolio's triple weighting in Energy as well as the superior performance of our Energy sector holdings enhanced absolute and relative returns. Six energy companies, (Brazil's Petroleo Brasileiro, the U.K.'s Tullow Oil and Burren Energy, Ireland's Dragon Oil, Canada's Addax Petroleum, and Australia's Woodside Petroleum) finished among our top 10 contributors.

The Portfolio was market weighted in Materials, the EAFE's best performing sector, and led by Brazilian mining company Companhia Vale do Rio Doce and German specialty chemical producer Wacker Chemie, our holdings outperformed. Although the Portfolio was modestly underweighted relative to the benchmark in Telecommunications Services and collectively our investments modestly lagged the corresponding benchmark component, a big gain in the U.K.'s Vodafone contributed substantially to absolute returns.

Declines in the Financials, Consumer Discretionary and Industrial sectors penalized returns. The Portfolio was substantially underweighted in Financials, the EAFE's most tepid sector, but our holdings underperformed by a wide margin. The biggest performance detractors were U.K. mortgage lenders Northern Rock and Paragon Group, which were both victims of the collapse of the mortgage-backed securities market. Northern Rock was bailed out by the Bank of England and we suspect shareholders will be left holding an empty bag. Consequently, we eliminated our position. Long-time portfolio favorite Anglo Irish Bank (and over the course of our holding period, a strongly performing stock) also disappointed, in part due to the slowing Irish economy and the precipitous decline in the Irish stock market.

U.K. homebuilders Barratt Developments and Redrow penalized returns in the Consumer Discretionary sector as the U.K. housing market stalled when mortgage financing dried up during the worldwide credit crunch.

Japanese engineering and construction company Chiyoda and employment agency Fullcast helped drag down returns in the Industrial sector. Chiyoda designs and builds liquefied natural gas terminals, but must do a better job controlling labor costs in what we see as a long-term growth business.

On average, the Portfolio had almost 20% of assets in non-EAFE stock markets (11% in Canada, 6% in Brazil, 2% in Korea, and 1% in Argentina). Strong gains in Brazil and Canada generously rewarded shareholders. In the major developed markets, our German investments excelled, while our French and U.K. investments disappointed. The Portfolio remained underweighted in Japan, the second worst EAFE market for the period, but Japanese holdings underperformed by a wide

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	0.5%
Auto Components	3.4
Automobiles	3.1
Beverages	2.7
Building Products	1.0
Chemicals	4.0
Commercial Banks	6.9
Commercial Services & Supplies	1.4
Communications Equipment	1.3
Computers & Peripherals	2.0
Construction & Engineering	2.0
Construction Materials	2.7
Diversified Financial Services	1.2
Diversified Telecommunication	1.1
Electrical Equipment	0.9
Electronic Equipment & Instruments	2.0
Energy Equipment & Services	2.8
Food & Staples Retailing	0.8
Food Products	0.4
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	1.9
Household Durables	1.3
Industrial Conglomerates	0.8
Insurance	3.0
Internet Software & Services	0.6
IT Services	0.5
Leisure Equipment & Products	1.7
Life Science Tools & Services	0.9
Machinery	3.7
Media	2.9
Metals & Mining	3.3
Oil, Gas & Consumable Fuels	18.8
Personal Products	0.6
Pharmaceuticals	0.4
Real Estate Mgt. & Dev.	0.3
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	0.3
Software	2.1
Specialty Retail	0.3
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	1.1
Wireless Telecommunication Services	2.5
Cash, receivables and other assets, less liabilities	10.8

1

margin. Although the Portfolio's Irish holdings substantially outperformed, collectively they posted a loss as the Irish market sold off sharply.

Beyond the aforementioned specifics, in general, portfolio performance was negatively impacted from investors' rotation out of small- and mid-cap stocks (approximately 40% of our all-cap portfolio) and into large-cap equities. Investors also gravitated from value to growth. While momentum investors were chasing what we perceived to be already fully valued stocks, we were investing in bargains being created by this style transition. Although our appreciation of value restrained performance this year, we believe it sets the stage for potentially superior returns in the years ahead.

As of the end of 2007, the Portfolio remains overweighted in the Energy and Consumer Discretionary sectors. Favorable long-term supply/demand dynamics indicate that energy prices will remain high for the foreseeable future, eventually, we believe, improving well positioned exploration and production company valuations. The Portfolio's overweight in the Consumer Discretionary sector is simply a function of identifying attractively valued, less economically sensitive consumer businesses. In recent years, we have been underweighted in Financials for valuation reasons and we remain cautious. We continue to be underweight in Japan due to a lack of fundamentally attractive opportunities.

Looking ahead, we are currently expecting earnings growth to slow next year as the U.S. economy decelerates. However, demand coming out of emerging market economies should remain strong, with planned infrastructure projects in China, India and the Middle East continuing to support demand for energy and materials. We also think that German corporate restructuring, the possibility of meaningful economic reform in France and continued monetary accommodation by the European Central Bank should support moderate European growth.

More than style and size, we think that 2008 will reward investors who buy businesses with strong management, strong financials, and strong earnings growth. In our opinion, companies with sound fundamentals provide greater appreciation potential, but also could demonstrate greater resilience if the world economy slows.

Sincerely,

/s/ Benjamin Segal

Portfolio Manager

2

International

AVERAGE ANNUAL TOTAL RETURN1

	International Portfolio	MSCI EAFE® Index
1 Year	3.21%	11.63%
Life of Fund	16.27%	21.02%
Inception Date	04/29/2005

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  3.21% and 16.27% were the average annual total returns for the 1-year and since inception (4/29/05) periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the International Portfolio.

2  The MSCI EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07
Class S	$1,000.00	$940.60	$7.29
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.69	$7.58

*  Expenses are equal to the annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (84.8%)
Argentina (0.9%)
136,150	Tenaris SA ADR	$6,089,990
Australia (2.3%)
1,355,282	Paladin Resources	8,080,139	*È
151,928	Woodside Petroleum	6,722,047	È
		14,802,186
Austria (0.9%)
162,216	Zumtobel AG	5,867,535
Belgium (5.7%)
23,285	Colruyt SA	5,482,080
173,264	Euronav SA	6,115,161
303,990	Fortis	8,004,521
77,560	Fortis VVPR Strip	1,134	*
36,046	ICOS Vision Systems NV	1,604,747	*
168,571	InBev NV	14,048,179
272,190	Option NV	2,232,530	*È
		37,488,352
Brazil (3.2%)
380,969	Natura Cosmeticos SA	3,638,468
148,884	Petroleo Brasileiro ADR	17,157,392
		20,795,860
Canada (11.3%)
264,925	Addax Petroleum	11,528,982
191,600	Canadian Natural Resources	14,090,205
116,795	Corus Entertainment, Inc., B Shares	5,718,156
1,092,260	First Calgary Petroleums Ltd.	3,198,370	*È
316,713	MacDonald Dettwiler	13,397,607	*
120,795	Stantec, Inc.	4,759,833	*
127,840	Suncor Energy	13,977,622
368,140	Talisman Energy	6,859,613
		73,530,388
France (6.8%)
91,691	Alten	3,512,290	*
34,328	BNP Paribas	3,725,047
132,502	Ipsos	3,777,629
13,858	Kaufman & Broad SA	550,089
16,120	Pernod Ricard SA	3,726,140
187,745	Rexel SA	3,431,158	*
67,570	Teleperformance	2,630,797
105,370	Total SA ADR	8,703,562
54,073	Vallourec SA	14,637,486
		44,694,198

NUMBER OF SHARES		MARKET VALUE†
Germany (10.7%)
285,068	C.A.T. Oil AG	$6,272,595	*
72,986	Continental AG	9,496,052
106,145	Gerresheimer AG	5,928,232	*
196,534	Hypo Real Estate Holding AG	10,373,068	È
97,356	Kloeckner & Co. AG	3,914,333
132,355	Leoni AG	6,501,925
47,360	Pfeiffer Vacuum Technology AG	3,808,349
50,937	Wacker Chemie AG	14,723,204
93,483	Wincor Nixdorf AG	8,883,995
		69,901,753
Greece (0.5%)
72,476	Titan Cement	3,306,063
Hong Kong (0.7%)
5,995,715	TPV Technology	4,352,188
Ireland (5.3%)
223,728	Allied Irish Banks	5,132,224
21,790	Anglo Irish Bank	351,076
408,897	CRH PLC	14,180,480
1,085	DCC PLC	30,572
188,840	DCC PLC	5,347,932
1,416,290	Dragon Oil PLC	9,761,713	*
		34,803,997
Italy (2.0%)
506,143	Marazzi Group	4,876,643
1,051,070	Milano Assicurazioni	8,221,437
		13,098,080
Japan (11.9%)
183,400	Aica Kogyo	1,733,611
264,800	Bosch Corp.	1,289,453
349,000	CHIYODA Corp.	3,976,879
282,900	F.C.C. Co.	5,046,947
450,400	Heiwa Corp.	3,983,307
66,900	Hogy Medical Co.	2,820,561
73,500	IBIDEN Co., Ltd.	5,098,912
182,600	Kaga Electronics Co., Ltd.	2,781,947
25,000	Mars Engineering	289,129
170,300	Maruichi Steel Tube	4,237,873	È
134,800	Nihon Kohden Corp.	3,221,734
986,700	Nissan Motor	10,863,725
1,606	Pasona Group, Inc.	1,523,842
152,700	Sankyo Co.	7,094,061
1,310,000	Sumitomo Metal Industries	6,085,933
347,000	Takuma Co.	1,403,965
109,189	TENMA Corp.	1,898,089
222,700	TOPCON Corp.	2,105,100
1,207,500	Toray Industries	9,457,660
125,200	Yamaha Motor	3,031,518
		77,944,246

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Korea (1.1%)
278,470	KT Corp. ADR	$7,184,526	*È
Netherlands (1.8%)
224,817	Aalberts Industries NV	4,470,235
105,370	OPG Groep NV	2,927,069
299,864	Wavin NV	3,998,356
		11,395,660
Norway (2.4%)
635,270	DnB NOR ASA	9,710,657
334,375	Prosafe ASA	5,819,394
		15,530,051
Spain (0.3%)
92,123	Renta Corp. Real Estate SA	2,058,040	È
Sweden (0.3%)
180,320	Nobia AB	1,604,221
Switzerland (1.4%)
46,722	Advanced Digital Broadcast	1,320,588	*
114,137	Swiss Re	8,110,517
		9,431,105
United Kingdom (15.3%)
520,128	Amlin PLC	3,085,394
585,144	Amlin PLC, Class B Shares	260,085	^
374,585	Barclays PLC	3,758,071
349,291	Barratt Developments	3,167,086
121,693	Burren Energy	2,948,087
82,230	Chemring Group PLC	3,365,406
561,775	Experian Group Ltd.	4,439,530
114,028	GlaxoSmithKline PLC	2,903,128
727,520	Informa PLC	6,687,071
288,165	Laird Group PLC	3,327,004
1,273,714	Lloyds TSB Group PLC	11,967,350
221,640	Northgate PLC	3,392,802
190,315	Paragon Group Cos. PLC	507,647	È
558,865	Premier Foods PLC	2,277,797
450,593	Punch Taverns PLC	6,857,187
583,495	Raymarine PLC	3,388,692
488,243	Redrow PLC	3,173,243
487,384	RPS Group	3,104,598
790,631	Sepura Ltd.	2,785,680	*
491,722	Tullow Oil PLC	6,377,025
4,445,426	Vodafone Group	16,618,547
555,282	William Hill	5,797,532
		100,188,962
Total Common Stocks	(Cost $560,608,386)	554,067,401

NUMBER OF SHARES		MARKET VALUE†
Preferred Stocks (4.4%)
Brazil (3.5%)
412,310	Companhia Vale do Rio Doce ADR	$11,536,434
46,255	Ultrapar Participacoes	1,637,115
158,745	Ultrapar Participacoes ADR	5,498,927	È
612,452	Universo Online SA	4,128,890	*
		22,801,366
Germany (0.9%)
2,983	Porsche AG	6,044,276
Total Preferred Stocks	(Cost $23,369,610)	28,845,642
Short-Term Investments (13.2%)
64,225,422	Neuberger Berman Prime Money Fund Trust Class	64,225,422	@
22,147,183	Neuberger Berman Securities Lending Quality Fund, LLC	22,147,183	‡
	Total Short-Term Investments (Cost $86,372,605)	86,372,605	#
	Total Investments (102.4%) (Cost $670,350,601)	669,285,648	##
	Liabilities, less cash, receivables and other assets [(2.4%)]	(15,594,024)
	Total Net Assets (100.0%)	$653,691,624

See Notes to Schedule of Investments 7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY

Industry	Market Value†	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$122,655,960	18.8%
Commercial Banks	45,017,493	6.9%
Chemicals	26,078,953	4.0%
Machinery	24,320,035	3.7%
Auto Components	22,334,377	3.4%
Metals & Mining	21,860,240	3.3%
Automobiles	19,939,519	3.1%
Insurance	19,677,433	3.0%
Media	18,813,653	2.9%
Energy Equipment & Services	18,181,979	2.8%
Beverages	17,774,319	2.7%
Construction Materials	17,486,543	2.7%
Wireless Telecommunication Services	16,618,547	2.5%
Software	13,397,607	2.1%
Electronic Equipment & Instruments	13,312,963	2.0%
Computers & Peripherals	13,236,183	2.0%
Construction & Engineering	12,735,068	2.0%
Hotels, Restaurants & Leisure	12,654,719	1.9%
Leisure Equipment & Products	11,366,497	1.7%
Commercial Services & Supplies	9,067,970	1.4%
Communications Equipment	8,406,902	1.3%
Household Durables	8,211,006	1.3%
Diversified Financial Services	8,005,655	1.2%
Trading Companies & Distributors	7,345,491	1.1%
Diversified Telecommunication	7,184,526	1.1%
Building Products	6,610,254	1.0%
Health Care Equipment & Supplies	6,042,295	0.9%
Life Science Tools & Services	5,928,232	0.9%
Electrical Equipment	5,867,535	0.9%
Food & Staples Retailing	5,482,080	0.8%
Industrial Conglomerates	5,378,504	0.8%
Internet Software & Services	4,128,890	0.6%
Personal Products	3,638,468	0.6%
IT Services	3,512,290	0.5%
Road & Rail	3,392,802	0.5%
Aerospace & Defense	3,365,406	0.5%
Health Care Providers & Services	2,927,069	0.5%
Pharmaceuticals	2,903,128	0.4%
Food Products	2,277,797	0.4%
Real Estate Mgt. & Dev.	2,058,040	0.3%
Semiconductors & Semiconductor Equipment	1,604,747	0.3%
Specialty Retail	1,604,221	0.3%
Thrifts & Mortgage Finance	507,647	0.1%
Other Assets—Net	70,778,581	10.8%
	$653,691,624	100.0%

See Notes to Schedule of Investments 8

Notes to Schedule of Investments International Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $672,586,132. Gross unrealized appreciation of investments was $57,256,241 and gross unrealized depreciation of investments was $60,556,725, resulting in net unrealized depreciation of $3,300,484, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Security was fair valued at December 31, 2007 as determined in accordance with procedures and methodologies approved by the Board.

See Notes to Financial Statements 9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

International Portfolio
December 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$582,913,043
Affiliated issuers	86,372,605
669,285,648
Foreign currency	4,038,815
Receivable from custodian	171,754
Dividends and interest receivable	1,223,301
Receivable for securities sold	2,290,867
Receivable for Fund shares sold	894,952
Receivable for securities lending income (Note A)	224,430
Total Assets	678,129,767
Liabilities
Payable for collateral on securities loaned (Note A)	22,147,183
Payable for securities purchased	1,508,449
Payable for Fund shares redeemed	3
Payable to investment manager—net (Notes A & B)	446,716
Payable to administrator—net (Note B)	259,646
Payable for securities lending fees (Note A)	5,134
Accrued expenses and other payables	71,012
Total Liabilities	24,438,143
Net Assets at value	$653,691,624
Net Assets consist of:
Paid-in capital	$664,118,031
Distributions in excess of net investment income	(3,424,749)
Accumulated net realized gains (losses) on investments	(5,912,095)
Net unrealized appreciation (depreciation) in value of investments	(1,089,563)
Net Assets at value	$653,691,624
Shares Outstanding ($.001 par value; unlimited shares authorized)	48,033,477
Net Asset Value, offering and redemption price per share	$13.61
†Securities on loan, at market value:
Unaffiliated issuers	$21,368,355
*Cost of Investments:
Unaffiliated issuers	$583,977,996
Affiliated issuers	86,372,605
Total cost of investments	$670,350,601
Total cost of foreign currency	$4,040,875

See Notes to Financial Statements 10

Statement of Operations

Neuberger Berman Advisers Management Trust

International Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,642,099
Interest income—unaffiliated issuers	12,545
Income from securities loaned—net (Note F)	322,768
Income from investments in affiliated issuers (Note F)	1,329,861
Foreign taxes withheld	(722,937)
Total income	$11,584,336
Expenses:
Investment management fees (Notes A & B)	4,143,422
Administration fees (Note B)	1,483,972
Distribution fees (Note B)	1,236,643
Audit fees	39,337
Custodian fees (Note B)	395,595
Insurance expense	11,460
Legal fees	84,784
Shareholder reports	155,688
Trustees' fees and expenses	23,356
Miscellaneous	50,232
Total expenses	7,624,489
Expenses reimbursed by administrator (Note B)	(147,710)
Investment management fees waived (Note A)	(21,306)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(58,460)
Total net expenses	7,397,013
Net investment income (loss)	$4,187,323
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	33,239,465
Foreign currency	(394,310)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(34,856,364)
Foreign currency	(25,952)
Net gain (loss) on investments	(2,037,161)
Net increase (decrease) in net assets resulting from operations	$2,150,162

See Notes to Financial Statements 11

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	International Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,187,323	$940,042
Net realized gain (loss) on investments	32,845,155	4,094,891
Change in net unrealized appreciation (depreciation) of investments	(34,882,316)	33,269,027
Net increase (decrease) in net assets resulting from operations	2,150,162	38,303,960
Distributions to Shareholders From (Note A):
Net investment income	(10,714,415)	(622,491)
Net realized gain on investments	(37,835,250)	(2,284,068)
Total distributions to shareholders	(48,549,665)	(2,906,559)
From Fund Share Transactions (Note D):
Proceeds from shares sold	358,159,233	290,645,896
Proceeds from reinvestment of dividends and distributions	48,549,665	2,906,560
Payments for shares redeemed	(45,301,221)	(2,970,695)
Redemption fees retained	36,159	19,795
Net increase (decrease) from Fund share transactions	361,443,836	290,601,556
Net Increase (Decrease) in Net Assets	315,044,333	325,998,957
Net Assets:
Beginning of year	338,647,291	12,648,334
End of year	$653,691,624	$338,647,291
Undistributed net investment income (loss) at end of year	$—	$—
Distributions in excess of net investment income at end of year	$(3,424,749)	$(107,911)

See Notes to Financial Statements 12

Notes to Financial Statements International Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

13

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, passive foreign investment company gains and losses, and over distribution were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$32,827,380	$2,817,562	$15,722,285	$88,997	$48,549,665	$2,906,559

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(3,324,352)	$(7,102,055)	$(10,426,407)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $5,221,793 of net capital losses and $1,880,262 of passive foreign investment companies losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Through a bidding process in August 2006, the Fund selected eSecLending to be its exclusive lending agent.

  Through another bidding process in October 2007, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the

14

Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $322,768, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $2,918,852 in income earned on cash collateral and guaranteed amounts (including $2,488,153 of interest income earned from the Quality Fund and $77,450 in guaranteed amounts received from Neuberger), less fees and expenses paid of $2,596,084 (including $0 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Redemption of fund shares: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the year ended December 31, 2007, the Fund received $36,159 in redemption fees.

12  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $21,306 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $1,329,861 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

15

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the year ended December 31, 2007, such excess expenses amounted to $147,710. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	Total
$91,847	$91,847

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs

16

these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $57,467.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $993.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $481,323,281 and $201,296,163, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $738,702, of which Neuberger received $0, Lehman Brothers Inc. received $76,399, and other brokers received $662,303.

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	23,752,913	22,642,093
Shares Issued on Reinvestment of Dividends and Distributions	3,653,649	205,225
Shares Redeemed	(3,068,124)	(235,347)
Total	24,338,438	22,611,971

Note E—Line of Credit:

  On September 20, 2007, the Fund became a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time.

  At December 31, 2007, the Fund was one of five holders of a single $100,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time.

  The Fund had no loans outstanding pursuant to either line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize either line of credit.

17

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	24,059,581	335,263,146	295,097,305	64,225,422	$64,225,422	$1,329,861
Neuberger Berman Securities Lending Quality Fund, LLC**	34,262,343	376,072,324	388,187,484	22,147,183	22,147,183	2,488,153
Total					$86,372,605	$3,818,014

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

18

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended December 31,		Period from April 29, 2005^ to December 31,
	2007	2006	2005
Net Asset Value, Beginning of Period	$14.29	$11.68	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.13	.10	.07
Net Gains or Losses on Securities (both realized and unrealized)	.30	2.64	1.67
Total From Investment Operations	.43	2.74	1.74
Less Distributions From:
Net Investment Income	(.24)	(.03)	(.01)
Net Capital Gains	(.87)	(.10)	(.06)
Total Distributions	(1.11)	(.13)	(.07)
Redemption Fees@	.00	.00	.01
Net Asset Value, End of Period	$13.61	$14.29	$11.68
Total Return††	+3.21%	+23.45%	+17.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$653.7	$338.6	$12.6
Ratio of Gross Expenses to Average Net Assets#	1.51%	1.50%	1.51	%*
Ratio of Net Expenses to Average Net Assets‡	1.50%	1.50%	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.85%	.75%	.91	%*
Portfolio Turnover Rate	43%	39%	29	%**

See Notes to Financial Highlights 19

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,		Period from April 29, 2005^ to December 31,
2007	2006	2005
1.53%	1.67%	5.84%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not annualized.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Advisers Management Trust and Shareholders of International Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

   /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2008

21

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

26

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

27

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

28

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

29

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2007, the Fund designates $340,486 foreign taxes paid and $10,610,912 foreign source income earned for Federal income tax purposes.

The Fund hereby designates $15,722,285 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and International Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not

31

identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual and voluntary limits on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund in 2005.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds, a sub-advised fund and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis

32

from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Lehman Brothers High Income Bond Portfolio

S Class Shares

Annual Report

December 31, 2007

E0633 0208

Lehman Brothers High Income Bond Portfolio Managers' Commentary

The Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers High Income Bond Portfolio generated a modestly positive total return for 2007 but trailed its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

During 2007, the high yield bond market experienced two very distinct investment environments. The first half of the year was characterized by strong demand and record new issuance of $118 billion. Seemingly unconcerned about risk, high yield investors supported highly leveraged deals and were willing to buy securities with structures such as toggle notes, which allow the issuer to make interest payments with cash or additional notes. Investors' appetite for risk was reflected in a narrowing of the credit spread (the difference in yield between comparable maturity U.S. Treasuries and high yield bonds) to around 2.50% in May, near a historical low.

In the second half of 2007, the signs of serious trouble in the mortgage-backed securities market caused investors to become considerably more risk averse and their enthusiasm for high yield bonds waned. In the early summer, several high profile offerings were pulled from the market. New issuance declined to $43.5 billion in the second half and buyers insisted on structures that provided them with more protection. High yield bond prices began sliding in June and retreated through July before stabilizing briefly in September and October. However, in late October and early November, when leading financial companies in the U.S. and abroad began announcing major write-offs resulting from exposure to lower quality mortgage-backed securities, high yield bonds suffered again. Although the market firmed in December, by year-end, the credit spread noted above had increased to 6.09%.

While the last six months have been painful for high yield investors, we believe that the re-pricing of risk and structural improvements in the new issues market are positive for the longer term health of high yield securities. However, even with more reasonably priced and more conservatively structured new issues, we remain quite selective.

Over the course of 2007, security selection and overweights in the Health Care, Services, Energy, Media and Utilities sectors enhanced returns. The fact that we had almost no exposure to Real Estate or Homebuilders and were underweight Retailers was also a performance plus. Security selection in the Food and Beverage, and Technology sectors detracted from returns. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows.

The Portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over the year. This was a function of security selection rather than an attempt to anticipate interest rate trends. Beginning in the summer, we increased our exposure to BB rated securities (the highest rated securities on our universe) at attractive prices. As of year-end, the Portfolio's quality distribution stands in line with the benchmark.

High yield fundamentals are directly linked to the relative health of the economy. Recent economic data indicate that the U.S. economy is decelerating and we have reduced our first half 2008 Gross Domestic Product (GDP) growth estimate to 1%, increasing to around 2.5% in the second half as Federal Reserve easing and greater transparency in the credit markets helps reinvigorate the economy. We believe that sluggish economic growth in the first half may cause high yield default rates to increase from current levels but remain below the long-term average. While credit spreads may continue to widen in the first half, we believe additional widening will be limited to 50-100 basis points.

1

At the beginning of 2008, the Lehman Brothers U.S. Corporate High Yield Index was yielding 9.64% compared to 4.03% for the 10-year Treasury note. Investors may be somewhat reluctant to move aggressively back into the high yield market until they gain confidence the economy can avoid recession. As a result, we currently do not expect high yield bonds to get off to a fast start in 2008. However, barring a more serious economic downturn than we anticipate, high yield securities' current yield advantage should begin attracting more favorable investor attention.

Sincerely,

/s/ Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

2

Lehman Brothers High Income Bond Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Lehman Brothers High Income Bond Portfolio	Lehman US Corp High Yield 2% Issuer Cap	Lehman Intermediate Ba US High Yield
1 Year	1.06%	2.26%	2.02%
Life of Fund	3.66%	6.24%	5.22%
Inception Date	09/15/2004

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

RATING SUMMARY

BBB	2.3%
BB	38.7
B	41.7
CCC	11.6
Not Rated	0.0
Short Term	5.7

3

Endnotes

1  1.06% and 3.66% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers High Income Bond Portfolio.

2  The Lehman Brothers Intermediate Ba U.S. High Yield Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07
Class S	$1,000.00	$987.60	$5.56
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,019.61	$5.65

*  Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Lehman Brothers High Income Bond Portfolio

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Corporate Debt Securities (91.1%)
Aerospace/Defense (1.6%)
$125,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	$127,969
Airlines (1.1%)
87,597	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	88,911
Apparel/Textiles (0.3%)
20,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B+	19,950
Auto Loans (7.7%)
75,000	Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10	B1	B	71,565
150,000	Ford Motor Credit Co., Unsecured Notes, 7.38%, due 2/1/11	B1	B	134,326
80,000	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	70,133
375,000	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba3	BB+	320,810
				596,834
Auto Parts & Equipment (1.1%)
81,000	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	85,860
Beverage (0.6%)
40,000	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	Ba3	BB-	40,100
10,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	9,375
				49,475
Chemicals (1.4%)
65,000	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	70,200
40,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	37,600	ñ
				107,800
Consumer/Commercial/Lease Financing (0.8%)
100,000	Residential Capital LLC, Guaranteed Notes, 7.50%, due 2/22/11	Ba3	BB+	62,250
Electric—Generation (7.5%)
85,000	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	Ba3	BB+	88,719	ñ
20,000	AES Corp., Senior Notes, 7.75%, due 10/15/15	B1	B	20,300	ñ
65,000	AES Corp., Senior Notes, 8.00%, due 10/15/17	B1	B	66,462	ñ
165,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	164,175
15,000	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	B1	BB-	15,375
60,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	B1	BB-	56,400
100,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	B3	B-	100,250
75,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	B1	B	73,125
				584,806

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Electric—Integrated (2.3%)
$20,000	CMS Energy Corp., Senior Unsubordinated Notes, 6.30%, due 2/1/12	Ba1	BB+	$20,178
10,000	Energy Future Holdings, Guaranteed Notes, 10.88%, due 11/1/17	B3	CCC+	10,050	ñ
150,000	Texas Competitive Electric Holdings LLC, Guaranteed Notes, 10.50%, due 11/1/16	B3	CCC	148,125	ñ
				178,353
Electronics (2.2%)
115,000	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	B2	B-	97,750
75,000	NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14	Ba3	BB-	71,250
				169,000
Energy—Exploration & Production (2.8%)
160,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba3	BB	163,600
30,000	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	B1	B+	30,450
25,000	Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11	Ba1	BB+	25,937
				219,987
Environmental (0.5%)
40,000	Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11	B1	BB+	39,200
Food & Drug Retailers (0.6%)
20,000	Rite Aid Corp., Senior Unsecured Notes, 8.63%, due 3/1/15	Caa1	CCC+	16,125
35,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	28,963
				45,088
Forestry/Paper (0.3%)
25,000	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	24,250
Gaming (5.7%)
45,000	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	43,875	ñ
55,000	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	Caa1	CCC+	47,712	ñ
60,000	Majestic Star Casino LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa2	CCC	40,800
45,000	Mashantucket Western Pequot Tribe, Bonds, Ser. A, 8.50%, due 11/15/15	Ba1	BB+	45,225	ñ
45,000	MGM Grand, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09	Ba2	BB	44,775
55,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	59,125	ñ
105,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	BB-	103,425	ñ
35,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	33,950	ñ
30,000	Station Casinos, Inc., Senior Unsecured Notes, 7.75%, due 8/15/16	B2	B	27,075
				445,962
Gas Distribution (5.8%)
35,000	AmeriGas Partners L.P., Senior Notes, 7.13%, due 5/20/16	B1		33,950
50,000	El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32	Baa3	BB	58,570
150,000	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	Ba2	BB-	149,100
40,000	Kinder Morgan, Inc., Guaranteed Notes, 5.70%, due 1/5/16	Ba2	BB-	36,208
44,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	B1	B	45,320
125,000	Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16	Ba3	BB	119,375
10,000	Williams Partners L.P., Senior Unsecured Notes, 7.25%, due 2/1/17	Ba3	BBB-	10,300
				452,823

See Notes to Schedule of Investments 7

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Health Services (8.9%)
$25,000	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	B3	B-	$25,469
50,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	52,500
135,000	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	142,762
55,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	B3	B-	54,863	ñ
60,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	Caa1	B-	59,100	ñ
52,908	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.12%, due 3/15/08	Caa2	CCC+	51,056	ñµ
75,000	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	B1	BB-	74,062
35,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	B1	BB-	32,200
45,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B2	CCC+	44,381
45,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	Ba1	BB+	45,338
15,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	Ba1	BB+	14,850
60,000	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	Ba1	BB+	60,600
15,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	Ba1	BB+	14,700
20,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	Ba1	BB+	19,800
				691,681
Hotels (0.2%)
15,000	Host Marriott L.P., Guaranteed Notes, 7.13%, due 11/1/13	Ba1	BB	15,113
Investments & Misc. Financial Services (1.6%)
100,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	97,500
30,000	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	Caa1	B-	29,250	ñ
				126,750
Media—Broadcast (4.1%)
125,000	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	Caa1	CCC	93,750
30,000	Entercom Radio LLC, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	29,100
100,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	B1	B-	94,125
75,000	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	B3	CCC+	68,344	ñ
45,000	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	35,156
				320,475
Media—Cable (5.8%)
70,000	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	57,050
70,000	Charter Communications Operating LLC, Secured Notes, 8.38%, due 4/30/14	B2	B+	67,725	ñ
125,000	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	130,000
135,000	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	136,350
55,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	56,100
				447,225
Media—Diversified (0.6%)
45,000	Quebecor Media, Inc., Senior Unsecured Notes, 7.75%, due 3/15/16	B2	B	43,200	ñ
Media—Services (1.8%)
55,000	Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13	Ba3	B	55,000
60,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	46,200
60,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	38,400	^^
				139,600

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Metals/Mining Excluding Steel (4.9%)
$70,000	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	B3	B-	$58,450
80,000	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	Caa1	B-	64,800
75,000	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	72,750
35,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	Ba3	BB	37,100
30,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	32,175
120,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	113,100
				378,375
Non-Food & Drug Retailers (0.9%)
35,000	Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12	Caa2	CCC	29,925
15,000	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB	15,619
30,000	Michaels Stores, Inc., Guaranteed Notes, 11.38%, due 11/1/16	Caa1	CCC	27,525
				73,069
Packaging (2.9%)
130,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	131,950
50,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	51,500
45,000	Graham Packaging Co, Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	41,400
				224,850
Printing & Publishing (4.1%)
10,000	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	Ba3	B	10,138
120,000	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B1	B	124,800
30,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	27,525
85,000	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	B3	B	76,075
30,000	R.H. Donnelley Corp., Senior Notes, 8.88%, due 10/15/17	B3	B	27,750	ñ
65,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+	54,437	ñ
				320,725
Railroads (1.3%)
20,000	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B+	19,450	ñ
75,000	TFM SA de C.V., Senior Unsubordinated Notes, 9.38%, due 5/1/12	B2		78,563
				98,013
Real Estate Dev. & Mgt. (1.5%)
120,000	American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BBB-	116,250
Restaurants (0.9%)
75,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	67,125
Software/Services (1.5%)
125,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	B3	B-	116,250	ñ
Steel Producers/Products (2.1%)
45,000	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 11.23%, due 1/2/08	Caa1	CCC	36,900	ñµ
65,000	Steel Dynamics, Inc., Senior Notes, 7.38%, due 11/1/12	Ba2	BB+	65,325	ñ
70,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	B3	B-	63,000
				165,225

See Notes to Schedule of Investments 9

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Support—Services (1.7%)
$140,000	Knowledge Learning Corp, Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	$133,350	ñ
Telecom—Integrated/Services (3.1%)
45,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	44,550
75,000	Intelsat Subsidiary Holding Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	B2	B	75,375
45,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	Baa3	BBB	44,330
75,000	Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16	B2	B	76,875	ñ
				241,130
Telecom—Wireless (0.4%)
30,000	American Tower Corp., Senior Notes, 7.13%, due 10/15/12	Ba1	BB+	30,825
Theaters & Entertainment (0.5%)
40,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	40,800
	Total Corporate Debt Securities (Cost $7,275,902)			7,088,549

NUMBER OF SHARES

Short-Term Investments (5.5%)
427,968	Neuberger Berman Prime Money Fund Trust Class (Cost $427,968)	427,968	@#
	Total Investments (96.6%) (Cost $7,703,870)	7,516,517	##
	Cash, receivables and other assets, less liabilities (3.4%)	262,419
	Total Net Assets (100.0%)	$7,778,936

See Notes to Schedule of Investments 10

Notes to Schedule of Investments Lehman Brothers
High Income Bond Portfolio

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $7,738,142. Gross unrealized appreciation of investments was $52,991 and gross unrealized depreciation of investments was $274,616 resulting in net unrealized depreciation of $221,625, based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2007, these securities amounted to approximately $1,608,443 or 20.7% of net assets for the Fund.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2007.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

§  Credit ratings are unaudited.

See Notes to Financial Statements 11

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Lehman Brothers High Income Bond Portfolio
December 31, 2007
Assets
Investments in securities, at market value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$7,088,549
Affiliated issuers	427,968
7,516,517
Dividends and interest receivable	136,867
Receivable for securities sold	104,529
Receivable for Fund shares sold	126,323
Receivable from administrator—net (Note B)	3,815
Receivable for securities lending income (Note A)	22
Total Assets	7,888,073
Liabilities
Payable for securities purchased	77,501
Payable for Fund shares redeemed	36
Payable to investment manager—net (Notes A & B)	3,061
Accrued expenses and other payables	28,539
Total Liabilities	109,137
Net Assets at value	$7,778,936
Net Assets consist of:
Paid-in capital	$8,243,064
Accumulated net realized gains (losses) on investments	(276,775)
Net unrealized appreciation (depreciation) in value of investments	(187,353)
Net Assets at value	$7,778,936
Net Assets
Shares Outstanding ($.001 par value; unlimited shares authorized)	845,306
Net Asset Value, offering and redemption price per share	$9.20
*Cost of Investments:
Unaffiliated issuers	$7,275,902
Affiliated issuers	427,968
Total cost of investments	$7,703,870

See Notes to Financial Statements 12

Statement of Operations

Neuberger Berman Advisers Management Trust

Lehman Brothers High Income Bond Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$647,873
Income from securities loaned—net (Note F)	7,527
Income from investments in affiliated issuers (Note F)	22,700
Foreign taxes withheld	(119)
Total income	$677,981
Expenses:
Investment management fees (Notes A & B)	38,724
Administration fees (Note B)	24,202
Distribution fees (Note B)	20,169
Audit fees	20,306
Custodian fees (Note B)	31,421
Insurance expense	191
Legal fees	3,123
Shareholder reports	21,046
Trustees' fees and expenses	23,182
Miscellaneous	830
Total expenses	183,194
Expenses reimbursed by administrator (Note B)	(92,997)
Investment management fees waived (Note A)	(378)
Expenses reduced by custodian fee expense offset (Note B)	(479)
Total net expenses	89,340
Net investment income (loss)	$588,641
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(95,505)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(293,818)
Net gain (loss) on investments	(389,323)
Net increase (decrease) in net assets resulting from operations	$199,318

See Notes to Financial Statements 13

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Lehman Brothers High Income Bond Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$588,641	$296,883
Net realized gain (loss) on investments	(95,505)	(113,859)
Change in net unrealized appreciation (depreciation) of investments	(293,818)	167,916
Net increase (decrease) in net assets resulting from operations	199,318	350,940
Distributions to Shareholders From (Note A):
Net investment income	(588,886)	(299,437)
Tax return of capital	(754)	—
Total distributions to shareholders	(589,640)	(299,437)
From Fund Share Transactions (Note D):
Proceeds from shares sold	12,837,074	1,583,152
Proceeds from reinvestment of dividends and distributions	589,640	299,437
Payments for shares redeemed	(10,909,253)	(298,412)
Net increase (decrease) from Fund share transactions	2,517,461	1,584,177
Net Increase (Decrease) in Net Assets	2,127,139	1,635,680
Net Assets:
Beginning of year	5,651,797	4,016,117
End of year	$7,778,936	$5,651,797
Undistributed net investment income (loss) at end of year	$—	$22

See Notes to Financial Statements 14

Notes to Financial Statements Lehman Brothers
High Income Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers High Income Bond Portfolio (formerly, High Income Bond Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings

15

and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and return of capital distributions were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006
$588,886	$299,437	$754	$—	$589,640	$299,437

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$(221,625)	$(242,503)	$(464,128)

  The difference between book basis and tax basis distributable earnings is attributable primarily to wash sales and post-October losses.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $81,044 of net capital losses arising between November 1, 2007 and December 31, 2007.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2013	2014
$17,551	$143,908

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $6,820.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

16

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangement, eSecLending currently acts as lending agent for the Fund. Through a bidding process in October 2007, the Fund is currently not guaranteed any particular level of income from the program.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $7,527, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the year ended December 31, 2007, "Income from securities loaned — net" consisted of $27,314 in income earned on cash collateral and guaranteed amounts (including $17,646 of interest income earned from the Quality Fund), less fees and expenses paid of $19,787.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $378 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $22,700 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

17

Effective May 1, 2007, LBAM became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, such excess expenses amounted to $92,997. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	2009	2010	Total
$90,516	$104,871	$92,997	$288,384

  Management and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $479.

18

Note C—Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$—	$21,409,311	$—	$18,671,054

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	1,283,743	158,790
Shares Issued on Reinvestment of Dividends and Distributions	64,090	30,516
Shares Redeemed	(1,076,363)	(30,055)
Total	271,470	159,251

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	466,335	17,254,866	17,293,233	427,968	$427,968	$22,700
Neuberger Berman Securities Lending Quality Fund, LLC**	167,701	2,704,858	2,872,559	—	—	17,646
Total					$427,968	$40,346

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

19

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

20

Financial Highlights

Lehman Brothers High Income Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended December 31,			Period from September 15, 2004^ to December 31,
	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.85	$9.69	$10.09	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	.73	.65	.54	.13
Net Gains or Losses on Securities (both realized and unrealized)	(.63)	.07	(.42)	.11
Total From Investment Operations	.10	.72	.12	.24
Less Distributions From:
Net Investment Income	(.75)	(.56)	(.46)	(.14)
Net Capital Gains	—	—	(.06)	(.01)
Tax Return of Capital	(.00)	—	—	—
Total Distributions	(.75)	(.56)	(.52)	(.15)
Net Asset Value, End of Period	$9.20	$9.85	$9.69	$10.09
Total Return††	+1.06%	+7.47%	+1.20%	+2.43	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$7.8	$5.7	$4.0	$3.1
Ratio of Gross Expenses to Average Net Assets#	1.11%	1.12%	1.14%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.11%	1.11%	1.11%	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.30%	6.56%	5.33%	4.39	%*
Portfolio Turnover Rate	245%	140%	143%	104	%**

See Notes to Financial Highlights 21

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,			Period from September 15, 2004 to December 31,
2007	2006	2005	2004
2.26%	3.43%	3.77%	4.64%

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Advisers Management Trust and
Shareholders of Lehman Brothers High Income Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Lehman Brothers High Income Bond Portfolio (formerly, High Income Bond Portfolio), a series of the Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 15, 2004 to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers High Income Bond Portfolio, as of December 31, 2007, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from September 15, 2004 to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

   /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 11, 2008

23

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

26

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

28

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

29

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

30

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

31

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Lehman Brothers High Income Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and LBAM have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting

32

and compliance oversight. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to LBAM, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management. The Board noted that Management incurred a loss on the Fund for the past three years.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure should provide for a reduction of payments resulting from the use of breakpoints.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and LBAM's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Lehman Brothers
Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2007

B1011 0208

Lehman Brothers Short Duration Bond Portfolio Managers' Commentary

The Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers Short Duration Bond Portfolio delivered a positive return in 2007 but trailed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Performance lagged the Treasury benchmark as a result of a flight to the safety of Treasury securities, prompted by credit concerns in the last six months of the year. Although yields on short-maturity Treasuries fell dramatically, other yields such as those on corporate bonds and mortgage-backed securities did not decline nearly as much. As a result, we believe there are many compelling investment opportunities in these sectors.

The beginning of the fiscal year was characterized by relatively low volatility. U.S. Treasuries traded in a limited range and corporate bond spreads remained tight. Concerns regarding the subprime mortgage market began to emerge in February and, by July, the collapse of two mortgage-related hedge funds combined with the downgrade of a number of subprime-related collateralized debt obligations (CDOs) intensified investors' worries, prompting many investors to move into Treasuries. In a six-week period from early July to mid-August, the two-year Treasury note rose in price as its yield fell almost 100 basis points (or one percentage point) and spreads on some investment grade securities (compared to Treasury levels) widened 50 basis points or more, as price declines were exacerbated by the unwinding of positions by leveraged investors, such as hedge funds.

The resurgence of market volatility this year provided us with several interesting relative value opportunities. We took advantage of market dislocations and reallocated assets from U.S. Agencies and corporate bonds into higher-yielding, AAA rated asset-backed securities and AAA rated mortgage-backed securities that are primarily backed by shorter duration adjustable-rate mortgages. These transactions allowed us to increase the yield of the portfolio and also to increase credit quality. We believe that our extensive fundamental credit research process, supported by our proprietary portfolio management tools, will enable us to continue to uncover undervalued assets that will contribute to returns.

To protect principal, we have focused intently on credit quality, and are maintaining a high credit quality bias, with the bulk of the portfolio in AAA, AA and A rated securities, with only a small allocation to BBB rated securities. We also maintain a very highly diversified portfolio, in order to further reduce credit risk. We expect that the market will remain volatile and we will continue to look for investment opportunities as they present themselves.

In closing, our disciplined investment process, proprietary fundamental credit research and keen focus on risk management have allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,

/s/ John Dugenske and Thomas Sontag
Portfolio Co-Managers

1

Lehman Brothers Short Duration Bond Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Lehman Brothers Short Duration Bond Portfolio	Merrill Lynch 1–3 Year Treasury Index[2]
1 Year	4.77%	7.32%
5 Year	2.71%	3.12%
10 Year	4.01%	4.75%
Life of Fund	6.36%	6.76%
Inception Date	09/10/1984

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

RATING SUMMARY

AAA/Government/Government Agency	77.3%
AA	9.2
A	3.9
BBB	2.5
Short Term	7.1

2

Endnotes

1.  4.77%, 2.71% and 4.01% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers Short Duration Bond Portfolio.

2.  The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all couponbearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six months ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LEHMAN BROTHERS SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07
Class I	$1,000.00	$1,026.80	$3.68
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,021.58	$3.67

*  Expenses are equal to the annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
U.S. Government Agency Securities (6.3%)
$38,630,000	Fannie Mae, Notes, 4.13%, due 5/15/10 (Cost $38,426,254)	AGY	AGY	$39,122,958	ØØ
Mortgage-Backed Securities (54.7%)
Adjustable Alt-A Conforming Balance (2.2%)
14,328,286	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007- HYB2, Class 2A1, 5.45%, due 5/25/47	Aaa	AAA	13,990,189	ØØ
Adjustable Alt-A Jumbo Balance (3.1%)
14,255,144	Bear Stearns ALT-A Trust, Ser. 2007-1, Class 21A1, 5.73%, due 1/25/47	Aaa	AAA	14,001,056
5,354,154	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.94%, due 5/25/36		AAA	5,322,233
				19,323,289
Adjustable Alt-A Mixed Balance (11.6%)
9,997,703	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	10,035,917
9,346,908	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 4/25/37	Aaa	AAA	9,103,436
13,657,886	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB1, Class 2A1, 5.66%, due 3/25/37	Aaa	AAA	13,395,850
14,564,403	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA3, Class A1, 6.32%, due 6/25/36	Aaa		14,577,492
10,004,092	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.54%, due 1/25/37	Aaa		9,986,537
7,891,458	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.56%, due 4/25/36	Aaa	AAA	7,930,548
4,354,893	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 9/25/35	Aaa	AAA	4,317,113
2,853,152	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.97%, due 1/25/36	Aaa	AAA	2,843,287
				72,190,180
Adjustable Alt-B Mixed Balance (0.5%)
3,411,006	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08	Aaa	AAA	3,411,330	µ
Adjustable Conforming Balance (1.4%)
4,474,015	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 1/25/36	Aaa	AAA	4,484,378
4,165,340	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.52%, due 11/25/35	Aaa	AAA	4,124,088
				8,608,466
Adjustable Jumbo Balance (7.6%)
1,879,099	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 9/20/35	Aaa	AAA	1,856,703
5,158,874	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 9/20/46		AAA	5,292,550
9,205,141	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.38%, due 6/19/36	Aaa	AAA	9,233,334	ØØ

See Notes to Schedule of Investments 5

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$7,099,086	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 6.10%, due 5/25/36	Aaa	AAA	$7,077,996
5,996,762	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.52%, due 12/25/34		AAA	5,980,666
18,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	Aaa	AAA	17,955,383	ØØ
				47,396,632
Adjustable Mixed Balance (7.3%)
4,270,526	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.66%, due 11/20/35		AAA	4,240,344
3,405,974	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.88%, due 2/20/36		AAA	3,394,377
4,304,929	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.50%, due 5/20/36	Aaa	AAA	4,398,738
4,831,434	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.69%, due 5/25/34	Aaa	AAA	4,750,745
4,772,258	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/35		AAA	4,807,846
5,636,338	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 4/19/36	Aaa	AAA	5,664,477
1,274,688	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 5.84%, due 1/19/08	Aaa	AAA	1,255,491	µ
9,577,614	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.38%, due 3/25/36	Aaa	AAA	9,606,047	ØØ
7,225,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.14%, due 8/25/34	Aaa	AAA	7,162,216
				45,280,281
Commercial Mortgage-Backed (18.2%)
6,988,306	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44		AAA	7,057,168
4,637,290	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	Aaa	AAA	4,636,633
9,005,968	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38		AAA	9,001,025
8,240,597	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A1, 5.10%, due 9/15/40		AAA	8,256,510
11,317,119	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	Aaa	AAA	11,408,201
6,900,000	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45		AAA	6,872,125
2,175,262	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45		AAA	2,172,562
2,931,946	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.49%, due 1/11/17	Aaa	AAA	2,918,111	ØØ
2,095,923	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A1, 3.92%, due 8/10/42	Aaa	AAA	2,072,495
3,799,142	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	Aaa		3,772,474
14,680,857	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	Aaa	AAA	14,638,820
5,989,461	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 4/15/45	Aaa	AAA	6,064,703
7,976,971	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	Aaa	AAA	8,066,786
4,206,849	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	Aaa	AAA	4,238,643
11,030,840	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	Aaa	AAA	10,874,544

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$8,400,000	Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2, 4.81%, due 1/14/42		AAA	$8,371,184
2,749,667	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42		AAA	2,731,573
				113,153,557
Mortgage-Backed Non-Agency (1.4%)
2,268,734	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	Aaa	AAA	2,548,873	ñ
4,688,306	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	Aaa	AAA	5,121,266	ñ
970,239	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	Aaa	AAA	1,060,831	ñ
				8,730,970
Fannie Mae (0.4%)
2,446,008	Whole Loan, Ser. 2004-W8, Class PT, 10.05%, due 6/25/44	AGY	AGY	2,735,964
Freddie Mac (1.0%)
11,680	Mortgage Participation Certificates, 10.00%, due 4/1/20	AGY	AGY	13,455
3,372,149	Pass-Through Certificates, 8.00%, due 11/1/26	AGY	AGY	3,611,820
2,183,873	Pass-Through Certificates, 8.50%, due 10/1/30	AGY	AGY	2,346,893
				5,972,168
	Total Mortgage-Backed Securities (Cost $341,311,992)			340,793,026
Corporate Debt Securities (17.1%)
Automobile Manufacturers (0.4%)
2,500,000	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	A3	BBB+	2,490,375
Banks (3.2%)
5,070,000	Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08	Aa1	AA	5,068,590	ØØ
5,000,000	U.S. Bank N.A., Senior Bank Notes, 4.13%, due 3/17/08	Aa1	AA+	4,987,900	ØØ
6,350,000	Wachovia Corp., Senior Notes, 3.63%, due 2/17/09	Aa3	AA-	6,218,587	ØØ
3,500,000	Wells Fargo & Co., Unsecured Notes, 3.13%, due 4/1/09	Aa1	AA+	3,431,533
				19,706,610
Diversified Financial Services (10.4%)
3,950,000	Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08	A2	A	3,943,708
3,575,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	A2	A+	3,587,141
4,000,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsecured Notes, Ser. F, 3.83%, due 12/15/08	A2	A	3,950,068
2,535,000	CIT Group, Inc., Medium-Term Senior Unsecured Notes, 3.88%, due 11/3/08	A2	A	2,480,710
4,200,000	Citicorp, Medium-Term Subordinated Notes, Ser. F, 6.38%, due 11/15/08	A1	AA-	4,256,998	ØØ
3,000,000	Citigroup, Inc., Senior Unsecured Notes, 4.25%, due 7/29/09	Aa3	AA	2,977,686
4,175,000	Credit Suisse First Boston USA, Inc., Guaranteed Senior Unsecured Notes, 4.63%, due 1/15/08	Aa1	AA-	4,174,620	ØØ
10,200,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	Aaa	AAA	10,163,994	ØØ
8,850,000	Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08	Aa3	AA-	8,846,823	ØØ
4,500,000	HSBC Finance Corp., Notes, 4.13%, due 12/15/08	Aa3	AA-	4,458,793	ØØ

See Notes to Schedule of Investments 7

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$4,600,000	International Lease Finance Corp., Senior Unsecured Notes, 3.50%, due 4/1/09	A1	AA-	$4,521,322	ØØ
3,500,000	John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08	A2	A	3,498,771	ØØ
5,300,000	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	5,270,225
2,475,000	MBNA Corp., Notes, 4.63%, due 9/15/08	Aa1	AA	2,468,976
				64,599,835
Media (2.1%)
2,735,000	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	Baa2	BBB	2,861,324
4,570,000	Comcast Cable Communications Inc., Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	Baa2	BBB+	4,607,186
2,525,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	Baa2	BBB+	2,565,186
3,000,000	Time Warner Entertainment LP, Debentures, 7.25%, due 9/1/08	Baa2	BBB+	3,040,263
				13,073,959
Retail (0.5%)
3,300,000	Target Corp., Notes, 3.38%, due 3/1/08	A2	A+	3,291,327
Telecommunications (0.5%)
3,200,000	Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%, due 1/15/08	A3	A	3,198,717
	Total Corporate Debt Securities (Cost $106,039,440)			106,360,823
Asset-Backed Securities (14.1%)
8,270,684	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-FM1, Class A2A, 4.91%, due 1/25/08	Aaa	AAA	8,159,659	µ
2,132,645	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE6, Class A2B, 5.07%, due 1/25/08	Aaa	AAA	2,131,400	µ
4,750,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 4.99%, due 1/25/08	Aaa	AAA	4,432,872	µ
2,000,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 5.01%, due 1/25/08	Aaa	AAA	1,807,451	µ
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 5.01%, due 1/25/08	Aaa	AAA	1,610,206	µ
1,486,948	Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A3, 3.58%, due 1/15/09	Aaa	AAA	1,485,643
3,995,758	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A1, 4.91%, due 1/25/08	Aaa	AAA	3,960,665	µ
6,000,000	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 5.05%, due 1/25/08	Aaa	AAA	5,553,292	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 5.13%, due 1/25/08	Aaa	AAA	3,333,265	µ
853,677	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	Aaa	AAA	845,602
4,000,000	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	3,763,041	µ
2,400,000	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	2,269,032	µ
4,774,382	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 5.05%, due 1/25/08	Aaa	AAA	4,630,392	µ
10,271,952	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 4.95%, due 1/25/08	Aaa	AAA	10,045,026	µ
8,437,014	GSAMP Trust, Mortgage Pass-Through Certificates Class A2A, Ser. 2006-HE4, 4.93%, due 1/25/08	Aaa	AAA	8,361,943	µ
3,298,447	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 4.95%, due 1/25/08	Aaa	AAA	3,243,200	µ

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$418,162	John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09	Aaa	AAA	$417,977
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 5.66%, due 1/13/08	Aaa	AA	408,552	ñµ
3,978,968	MASTR Asset Backed Securities Trust, Ser. 2006-WMC1, Class A1, 4.93%, due 1/25/08	Aaa	AAA	3,954,072	µ
1,140,000	Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%, Interest Only Security, due 8/25/35	Aaa	AAA	22,265
3,479,494	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	Aaa	AAA	147,879
3,605,052	Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%, Interest Only Security, due 1/25/36	Aaa	AAA	286
3,446,667	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	Aaa	BBB	136,250	ñ
5,015,541	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 5.09%, due 1/25/08	Aaa	AAA	4,756,168	µ
1,475,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 5.03%, due 1/25/08	Aaa	AAA	1,337,006	µ
5,175,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 5.03%, due 1/25/08	Aaa	AAA	4,899,598	µØØ
6,370,000	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 4.95%, due 1/25/08	Aaa	AAA	6,232,080	µ
228,101	USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%, due 7/15/09	Aaa	AAA	227,918
	Total Asset-Backed Securities (Cost $91,386,752)			88,172,740
Repurchase Agreements (7.1%)
44,320,000	Repurchase Agreement with Fixed Income Clearing Corp., 3.90%, due 1/2/08, dated 12/31/07, Maturity Value $44,329,603, Collateralized by $43,740,000 Freddie Mac, 4.88%, due 2/9/10 (Collateral Value $45,653,625) (Cost $44,320,000)			44,320,000	#
	Total Investments (99.3%) (Cost $621,484,438)			618,769,547	##
	Cash, receivables and other assets, less liabilities (0.7%)			4,221,526
	Total Net Assets (100.0%)			$622,991,073

See Notes to Schedule of Investments 9

Notes to Schedule of Investments

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers Short Duration Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $622,258,739. Gross unrealized appreciation of investments was $2,698,251 and gross unrealized depreciation of investments was $6,187,443, resulting in net unrealized depreciation of $3,489,192 based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2007, these securities amounted to $9,275,772 or 1.5% of net assets for the Fund.
ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2007.

§  Credit ratings are unaudited.

See Notes to Financial Statements 10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Lehman Brothers Short Duration Bond Portfolio
December 31, 2007
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$618,769,547
Cash	10,008
Interest receivable	3,323,584
Receivable for Fund shares sold	1,140,499
Receivable for variation margin (Note A)	180,156
Receivable for securities lending income (Note A)	4,525
Prepaid expenses and other assets	1,898
Total Assets	623,430,217
Liabilities
Due to custodian for foreign currency cash	2,214
Payable for Fund shares redeemed	27,966
Payable to investment manager (Note B)	127,452
Payable to administrator (Note B)	207,707
Payable for securities lending fees (Note A)	339
Accrued expenses and other payables	73,466
Total Liabilities	439,144
Net Assets at value	$622,991,073
Net Assets consist of:
Paid-in capital	$620,163,037
Undistributed net investment income (loss)	24,382,346
Accumulated net realized gains (losses) on investments	(18,870,620)
Net unrealized appreciation (depreciation) in value of investments	(2,683,690)
Net Assets at value	$622,991,073
Shares Outstanding ($.001 par value; unlimited shares authorized)	47,926,334
Net Asset Value, offering and redemption price per share	$13.00
*Cost of Investments:
Unaffiliated issuers	$621,484,438

See Notes to Financial Statements 11

Statement of Operations

Neuberger Berman Advisers Management Trust

Lehman Brothers Short Duration Bond Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$26,960,122
Income from securities loaned—net (Note A)	4,717
Total income	$26,964,839
Expenses:
Investment management fees (Note B)	1,284,858
Administration fees (Note B)	2,061,967
Audit fees	39,337
Custodian fees (Note B)	156,817
Insurance expense	14,210
Legal fees	85,176
Shareholder reports	70,890
Trustees' fees and expenses	23,400
Miscellaneous	15,239
Total expenses	3,751,894
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(13,693)
Total net expenses	3,738,201
Net investment income (loss)	$23,226,638
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	62,422
Financial futures contracts	1,723,921
Foreign currency	1,562
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,334,773)
Financial futures contracts	145,032
Foreign currency	(753)
Net gain (loss) on investments	597,411
Net increase (decrease) in net assets resulting from operations	$23,824,049

See Notes to Financial Statements 12

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Lehman Brothers Short Duration Bond Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,226,638	$14,026,114
Net realized gain (loss)	1,787,905	(1,217,001)
Net increase from payments by affiliates (Note B)	—	3,476
Change in net unrealized appreciation (depreciation) of investments	(1,190,494)	1,939,404
Net increase (decrease) in net assets resulting from operations	23,824,049	14,751,993
Distributions to Shareholders From (Note A):
Net Investment Income	(15,865,930)	(11,876,508)
From Fund Share Transactions (Note D):
Proceeds from shares sold	245,375,568	182,569,648
Proceeds from reinvestment of dividends and distributions	15,865,930	11,876,508
Payments for shares redeemed	(64,896,462)	(119,888,747)
Net increase (decrease) from Fund share transactions	196,345,036	74,557,409
Net Increase (Decrease) in Net Assets	204,303,155	77,432,894
Net Assets:
Beginning of year	418,687,918	341,255,024
End of year	$622,991,073	$418,687,918
Undistributed net investment income (loss) at end of year	$24,382,346	$15,862,210

See Notes to Financial Statements 13

Notes to Financial Statements Lehman Brothers Short
Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $309,587.

5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial

14

futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the year ended December 31, 2007, the Fund entered into financial futures contracts. At December 31, 2007, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
March 2008	650 U.S. Treasury Notes, 2 Year	Long	$31,407

  At December 31, 2007, the Fund had deposited $1,338,000 in Fannie Mae Whole Loan, 10.05%, due 6/25/44, to cover margin requirements on open financial futures contracts.

7  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

15

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Total
2007	2006	2007	2006
$15,865,930	$11,876,508	$15,865,930	$11,876,508

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$24,382,346	$(3,489,398)	$(18,064,912)	$2,828,036

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, and mark to market on certain futures contracts.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2008	2012	2013	2014	2015
$6,386,624	$2,710,070	$4,632,986	$3,820,726	$514,506

8  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

9  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11  Security Lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in October 2007, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

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  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $4,717, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $5,099 in income earned on cash collateral and guaranteed amounts (including $0 of interest income earned from the Quality Fund and $5,099 in guaranteed amounts received from Neuberger), less fees and expenses paid of $382 (including $0 retained by Neuberger).

12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Effective May 1, 2007, LBAM became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

17

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

  Management and LBAM, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

  For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $3,476. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $13,693.

Note C—Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the year ended December 31, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$185,507,309	$353,181,427	$161,747,748	$186,858,105

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	18,872,474	14,283,129
Shares Issued on Reinvestment of Dividends and Distributions	1,230,871	940,342
Shares Redeemed	(4,989,548)	(9,410,325)
Total	15,113,797	5,813,146

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is

18

charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

19

Financial Highlights

Lehman Brothers Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.76	$12.64	$12.82	$13.20	$13.50
Income From Investment Operations:
Net Investment Income (Loss)‡	.59	.51	.35	.30	.37
Net Gains or Losses on Securities (both realized and unrealized)	.02	.02	(.17)	(.20)	(.05)
Total From Investment Operations	.61	.53	.18	.10	.32
Less Distributions From:
Net Investment Income	(.37)	(.41)	(.36)	(.48)	(.62)
Net Asset Value, End of Year	$13.00	$12.76	$12.64	$12.82	$13.20
Total Return††	+4.77%	+4.20%	+1.44%	+.78%	+2.42%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$623.0	$418.7	$341.3	$323.4	$306.4
Ratio of Gross Expenses to Average Net Assets#	.73%	.75%	.75%	.73%	.74%
Ratio of Net Expenses to Average Net Assets	.73%	.75%§	.75%	.73%	.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.51%	3.97%	2.77%	2.28%	2.73%
Portfolio Turnover Rate	69%	86%	133%	132%	84%

See Notes to Financial Highlights 20

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Had the Fund not utilized the Line of Credit, the annualized expense ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
.75%

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Advisers Management Trust and Shareholders of Lehman Brothers Short Duration Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio), one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Brothers Short Duration Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

   /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

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Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin – Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business – Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

26

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

28

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

29

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Lehman Brothers Short Duration Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and LBAM have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting

31

and compliance oversight. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to LBAM, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund and separate accounts, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other fund and accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and LBAM's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

32

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Mid-Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2007

B1013 0208

Mid-Cap Growth Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio generated positive returns in 2007, outperforming the Russell Midcap® Growth Index. The Portfolio ranked in approximately the top 25% of its Lipper and Morningstar peer groups, with strong stock selection throughout most sectors.*

In 2007, large- and mid-cap shares outpaced smaller issues while, for the first time since 1999, growth style results outpaced value across the capitalization spectrum. As subprime issues continued to work their way through the system, the Financial sector, which makes up a large percentage of the value market indices, was among the weakest performing sectors of the year. Consumer-related market segments were also relatively weak and Telecom was hampered by concern about a slowdown in consumer spending. For the year, mid-cap stocks slightly trailed large-caps but led smaller issues. Over the period, private equity firms fueled acquisitions in the mid-cap space, which impacted the Portfolio with the acquisitions of several holdings during the year.

Over the reporting period, the largest benefits to performance came from security selection in Information Technology and Consumer Discretionary. Strong performers in Information Technology included Activision and VMware, two specialty software companies. Although Consumer Discretionary was one of the worst performing sectors, our strong security selection continued to be aided by several themes including secondary education, hotel and lodging, and gaming. These continue to be areas of emphasis as we move into 2008. Another source of contributions to relative performance was security selection in Energy. Strong performers included Denbury Resources and National-Oilwell Varco. Within Health Care, some of the portfolio's top performers included those affected by consolidation activity. For example, Hologic, a medical appliance and equipment company, acquired Cytyc, medical diagnostic company. Both were in the Portfolio at the time of the transaction. In addition, medical technology company Medtronic purchased Kyphon, a company that produces medical devices for spinal surgery. Another top performer within Health Care was specialized provider VCA Antech, which provides diagnostic testing for veterinary services. Elsewhere, holdings in the Industrial sector were additive to results as aviation names such as BE Aerospace and Precision Castparts were both strong performers.

In aggregate, our sector allocation detracted from performance for the year. Our largest negative contribution came from an overweight in Telecom, which was one of the weakest sectors given concerns about consumer spending.

For much of 2007, equity market returns were positive, but volatility rose as subprime issues continued to unfold throughout the year. As volatility increased, companies that exhibited earnings quality, which is what we seek to identify in our process, continued to be rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	7.3%
Air Freight & Logistics	1.6
Beverages	0.9
Biotechnology	2.3
Capital Markets	3.1
Chemicals	2.7
Commercial Services & Supplies	3.4
Communications Equipment	4.3
Construction & Engineering	1.8
Diversified Consumer Services	2.2
Diversified Financial Services	2.9
Electronic Equipment & Instruments	2.0
Energy Equipment & Services	4.0
Food & Staples Retailing	1.2
Food Products	0.3
Health Care Equipment & Supplies	8.0
Health Care Providers & Services	1.5
Health Care Technology	1.3
Health Products & Services	1.0
Hotels, Restaurants & Leisure	6.2
Household Products	0.8
Internet & Catalog Retail	1.1
Internet Software & Services	1.8
IT Services	4.5
Life Science Tools & Services	1.3
Machinery	1.2
Media	2.7
Oil, Gas & Consumable Fuels	6.4
Personal Products	1.7
Pharmaceuticals	0.7
Semiconductors & Semiconductor Equipment	4.2
Software	5.4
Specialty Retail	2.7
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	0.7
Wireless Telecommunication Services	3.9
Short-Term Investments	21.1
Liabilities, less cash, receivables and other assets	(19.0)

1

rewarded as investors have tended to "pay up" for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

At this time, we remain cautious about areas linked to the average consumer and plan to maintain an underweight in both Consumer Staples and Discretionary. We continue to play niche areas within Consumer Discretionary such as hotels, gaming and secondary education. In addition, we continue to be market weighted in Industrials, with an emphasis on niche areas such as aviation and prison services. In our view, Energy is likely to provide earnings growth potential given worldwide demand. Although the sector is slightly underweighted, we expect to move towards a neutral weighting opportunistically. Due to the spread of subprime worries that are negatively affecting the market and particularly financial stocks, we plan to remain underweighted in the sector. Finally, both Health Care and Information Technology are overweights in the Portfolio.

Sincerely,

/s/ Kenneth J. Turek
Portfolio Manager

*  As categorized by Lipper, AMT Mid-Cap Growth Portfolio Class I ranked 36 out of 154 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the one-year period ending December 31, 2007. As categorized by Morningstar, AMT Mid-Cap Growth Portfolio Class I ranked 38 out of 200 funds in its Mid-Cap Growth VA/L Underlying Funds Category for the one-year period ending December 31, 2007.

2

Mid-Cap Growth Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Mid-Cap Growth Porfolio Class I	Mid-Cap Growth Porfolio Class S	Russell Midcap® Growth[2]	Russell Midcap®2
1 Year	22.53%	22.20%	11.43%	5.60%
5 Year	18.95%	18.64%	17.90%	18.21%
10 Year	9.66%	9.52%	7.59%	9.91%
Life of Fund	11.22%	11.07%	7.71%	10.29%
Inception Date	11/03/1997	02/18/2003

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  For Class I, 22.53%, 18.95% and 9.66% were the average annual total returns for the 1-, 5- and 10- year periods ended December 31, 2007. For Class S, 22.20%, 18.64% and 9.52% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Mid-Cap Growth Portfolio.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 – 12/31/07	Expense Ratio
Class I	$1,000.00	$1,052.40	$4.50	.87%
Class S	$1,000.00	$1,050.80	$5.79	1.12%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.82	$4.43	.87%
Class S	$1,000.00	$1,019.56	$5.70	1.12%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid-Cap Growth Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (97.9%)
Aerospace & Defense (7.3%)
360,500	AerCap Holdings NV	$7,523,635	*
269,800	BE Aerospace	14,272,420	*
687,500	CAE, Inc.	9,191,875
167,500	Precision Castparts	23,232,250
152,000	Rockwell Collins	10,939,440
		65,159,620
Air Freight & Logistics (1.6%)
150,000	C.H. Robinson Worldwide	8,118,000	È
138,500	Expeditors International	6,188,180
		14,306,180
Beverages (0.9%)
180,000	Hansen Natural	7,972,200	*
Biotechnology (2.3%)
150,000	Applera Corp.—Celera Group	2,380,500	*
100,000	Celgene Corp.	4,621,000	*È
110,000	Myriad Genetics	5,106,200	*
83,500	United Therapeutics	8,153,775	*È
		20,261,475
Capital Markets (3.1%)
50,500	AllianceBernstein Holding	3,800,125	È
103,000	GFI Group	9,859,160	*È
207,500	Lazard Ltd.	8,441,100
72,500	Northern Trust	5,552,050	È
		27,652,435
Chemicals (2.7%)
233,500	Airgas, Inc.	12,167,685
231,000	Ecolab Inc.	11,829,510	È
		23,997,195
Commercial Services & Supplies (3.4%)
300,000	Corrections Corporation of America	8,853,000	*
30,000	Huron Consulting Group	2,418,900	*
145,000	IHS Inc.	8,781,200	*
170,000	Stericycle, Inc.	10,098,000	*
		30,151,100
Communications Equipment (4.3%)
760,000	Arris Group	7,584,800	*
155,000	F5 Networks	4,420,600	*
430,000	Foundry Networks	7,533,600	*
110,000	Harris Corp.	6,894,800
207,500	Juniper Networks	6,889,000	*È
163,600	Polycom, Inc.	4,544,808	*È
		37,867,608

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (1.8%)
76,000	Fluor Corp.	$11,074,720
77,500	Shaw Group	4,684,100	*
		15,758,820
Diversified Consumer Services (2.2%)
215,100	DeVry, Inc.	11,176,596
46,500	Strayer Education	7,931,970	È
		19,108,566
Diversified Financial Services (2.9%)
22,500	CME Group	15,435,000	È
55,000	IntercontinentalExchange Inc.	10,587,500	*È
		26,022,500
Electronic Equipment & Instruments (2.0%)
50,000	AMETEK, Inc.	2,342,000
120,000	Dolby Laboratories	5,966,400	*
300,000	Trimble Navigation	9,072,000	*
		17,380,400
Energy Equipment & Services (4.0%)
120,000	Dresser-Rand Group	4,686,000	*
260,000	ION Geophysical	4,102,800	*
190,000	National Oilwell Varco	13,957,400	*
170,000	Smith International	12,554,500	È
		35,300,700
Food & Staples Retailing (1.2%)
200,000	Shoppers Drug Mart	10,792,846
Food Products (0.3%)
50,000	Ralcorp Holdings	3,039,500	*
Health Care Equipment & Supplies (8.0%)
117,500	C. R. Bard	11,139,000	È
140,000	Gen-Probe	8,810,200	*
283,220	Hologic, Inc.	19,440,221	*È
88,600	IDEXX Laboratories	5,194,618	*
40,000	Intuitive Surgical	12,980,000	*È
120,000	Inverness Medical Innovations	6,741,600	*
235,000	Wright Medical Group	6,854,950	*
		71,160,589
Health Care Providers & Services (1.5%)
130,000	Express Scripts	9,490,000	*
122,000	Psychiatric Solutions	3,965,000	*
		13,455,000
Health Care Technology (1.3%)
211,800	Cerner Corp.	11,945,520	*È

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Health Products & Services (1.0%)
205,000	VCA Antech	$9,067,150	*
Hotels, Restaurants & Leisure (6.2%)
155,000	Gaylord Entertainment	6,272,850	*
55,000	International Game Technology	2,416,150	È
425,000	Melco PBL Entertainment ADR	4,913,000	*È
135,600	Orient-Express Hotel	7,799,712
155,000	Penn National Gaming	9,230,250	*
295,000	Scientific Games Class A	9,808,750	*
76,600	Vail Resorts	4,121,846	*È
285,000	WMS Industries	10,442,400	*È
		55,004,958
Household Products (0.8%)
60,000	Energizer Holdings	6,727,800	*È
Internet & Catalog Retail (1.1%)
195,000	GSI Commerce	3,802,500	*
220,000	IAC/InterActiveCorp	5,922,400	*È
		9,724,900
Internet Software & Services (1.8%)
421,500	Alibaba.com Corp.	1,521,690	*
43,500	Equinix Inc.	4,396,545	*È
70,000	Omniture, Inc.	2,330,300	*
177,900	VistaPrint Ltd.	7,623,015	*
		15,871,550
IT Services (4.5%)
456,000	Cognizant Technology Solutions	15,476,640	*
285,000	Iron Mountain	10,550,700	*
55,000	MasterCard, Inc. Class A	11,836,000	È
80,000	Total System Services	2,240,000
		40,103,340
Life Science Tools & Services (1.3%)
60,000	AMAG Pharmaceuticals	3,607,800	*
200,000	Pharmaceutical Product Development	8,074,000
		11,681,800
Machinery (1.2%)
122,000	Danaher Corp.	10,704,280
Media (2.7%)
184,500	Focus Media Holding ADR	10,481,445	*È
180,000	Lamar Advertising	8,652,600	È
133,000	Liberty Global Class A	5,212,270	*È
		24,346,315
Oil, Gas & Consumable Fuels (6.4%)
180,000	Concho Resources	3,709,800	*

NUMBER OF SHARES		MARKET VALUE†
140,000	Continental Resources	$3,658,200	*
640,000	Denbury Resources	19,040,000	*
75,000	Murphy Oil	6,363,000	È
280,000	Range Resources	14,380,800
193,750	XTO Energy	9,951,000
		57,102,800
Personal Products (1.7%)
220,000	Bare Escentuals	5,335,000	*È
125,000	Chattem, Inc.	9,442,500	*È
		14,777,500
Pharmaceuticals (0.7%)
87,500	Shire PLC ADR	6,033,125
Semiconductors & Semiconductor Equipment (4.2%)
130,000	MEMC Electronic Materials	11,503,700	*
135,000	Microchip Technology	4,241,700	È
195,000	Microsemi Corp.	4,317,300	*
195,000	NVIDIA Corp.	6,633,900	*
83,000	Sigma Designs	4,581,600	*È
152,500	Varian Semiconductor Equipment	5,642,500	*
		36,920,700
Software (5.4%)
535,000	Activision, Inc.	15,889,500	*È
200,000	ANSYS, Inc.	8,292,000	*
190,000	Autodesk, Inc.	9,454,400	*
230,500	Citrix Systems	8,761,305	*
165,000	Intuit Inc.	5,215,650	*
		47,612,855
Specialty Retail (2.7%)
87,000	Abercrombie & Fitch	6,957,390
195,700	GameStop Corp. Class A	12,154,927	*È
195,000	Urban Outfitters	5,315,700	*
		24,428,017
Textiles, Apparel & Luxury Goods (0.8%)
225,000	Coach, Inc.	6,880,500	*È
Trading Companies & Distributors (0.7%)
162,500	Fastenal Co.	6,568,250	È
Wireless Telecommunication Services (3.9%)
236,500	American Tower	10,074,900	*
315,000	NII Holdings	15,220,800	*
270,000	SBA Communications	9,136,800	*
		34,432,500
Total Common Stocks	(Cost $608,953,931)	869,320,594

See Notes to Schedule of Investments 7

NUMBER OF SHARES		MARKET VALUE†
Short-Term Investments (21.1%)
21,503,231	Neuberger Berman Prime Money Fund Trust Class	$21,503,231	@
166,219,972	Neuberger Berman Securities Lending Quality Fund, LLC	166,219,972	‡
	Total Short-Term Investments (Cost $187,723,203)	187,723,203	#
	Total Investments (119.0%) (Cost $796,677,134)	1,057,043,797	##
	Liabilities, less cash, receivables and other assets [(19.0%)]	(169,077,169)
	Total Net Assets (100.0%)	$887,966,628

See Notes to Schedule of Investments 8

Notes to Schedule of Investments Mid-Cap Growth Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $797,116,212. Gross unrealized appreciation of investments was $273,545,639 and gross unrealized depreciation of investments was $13,618,054, resulting in net unrealized appreciation of $259,927,585, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Mid-Cap Growth Portfolio
December 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$869,320,594
Affiliated issuers	187,723,203
1,057,043,797
Cash	5,160
Foreign currency	26,211
Dividends and interest receivable	349,380
Receivable for securities sold	3,591,143
Receivable for Fund shares sold	554,849
Receivable for securities lending income (Note A)	471,116
Prepaid expenses and other assets	109
Total Assets	1,062,041,765
Liabilities
Payable for collateral on securities loaned (Note A)	166,219,972
Payable for securities purchased	4,720,033
Payable for Fund shares redeemed	2,429,306
Payable to investment manager—net (Notes A & B)	391,436
Payable to administrator (Note B)	242,277
Payable for securities lending fees (Note A)	7,787
Accrued expenses and other payables	64,326
Total Liabilities	174,075,137
Net Assets at value	$887,966,628
Net Assets consist of:
Paid-in capital	$754,829,080
Accumulated net realized gains (losses) on investments	(127,228,668)
Net unrealized appreciation (depreciation) in value of investments	260,366,216
Net Assets at value	$887,966,628
Net Assets
Class I	$819,020,606
Class S	$68,946,022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	28,738,668
Class S	2,450,718
Net Asset Value, offering and redemption price per share
Class I	$28.50
Class S	$28.13
†Securities on loan, at market value:
Unaffiliated issuers	$162,817,644
*Cost of Investments:
Unaffiliated issuers	$608,953,931
Affiliated issuers	187,723,203
Total cost of investments	$796,677,134
Total cost of foreign currency	$26,491

See Notes to Financial Statements 10

Statement of Operations

Neuberger Berman Advisers Management Trust

Mid-Cap Growth Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,331,467
Income from securities loaned—net (Note F)	288,373
Income from investments in affiliated issuers (Note F)	1,052,530
Foreign taxes withheld	(19,400)
Total income	$5,652,970
Expenses:
Investment management fees (Notes A & B)	4,346,723
Administration fees (Note B):
Class I	2,351,411
Class S	157,047
Distribution fees (Note B):
Class S	130,860
Audit fees	39,212
Custodian fees (Note B)	184,477
Insurance expense	23,935
Legal fees	142,651
Shareholder reports	115,228
Trustees' fees and expenses	23,555
Miscellaneous	23,518
Total expenses	7,538,617
Investment management fees waived (Note A)	(16,792)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(68,999)
Total net expenses	7,452,826
Net investment income (loss)	$(1,799,856)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	123,774,965
Foreign currency	8,046
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	34,021,900
Foreign currency	985
Net gain (loss) on investments	157,805,896
Net increase (decrease) in net assets resulting from operations	$156,006,040

See Notes to Financial Statements 11

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Mid-Cap Growth Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,799,856)	$(756,541)
Net realized gain (loss) on investments	123,783,011	57,514,529
Change in net unrealized appreciation (depreciation) of investments	34,022,885	34,149,162
Net increase (decrease) in net assets resulting from operations	156,006,040	90,907,150
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	210,481,316	91,879,668
Class S	37,959,934	16,671,785
Payments for shares redeemed:
Class I	(206,624,016)	(132,909,444)
Class S	(13,565,655)	(7,704,426)
Net increase (decrease) from Fund share transactions	28,251,579	(32,062,417)
Net Increase (Decrease) in Net Assets	184,257,619	58,844,733
Net Assets:
Beginning of year	703,709,009	644,864,276
End of year	$887,966,628	$703,709,009
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements 12

Notes to Financial Statements Mid-Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $84,449.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$259,927,138	$(126,789,590)	$133,137,548

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and partnership income reversal.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

  Expiring In:

2009	2010	2011
$2,307,050	$113,423,118	$11,059,422

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $123,495,587.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $288,373, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $8,510,291 in income earned on cash collateral and guaranteed amounts (including $8,104,887 of interest income earned from the Quality Fund and $372,405 in guaranteed amounts received from Neuberger), less fees and expenses paid of $8,221,918 (including $0 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $16,792 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $1,052,530 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under these agreements. At December 31, 2007, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $66,399.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $2,600.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $483,049,231 and $456,665,280, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $960,043, of which Neuberger received $0, Lehman Brothers Inc. received $133,693, and other brokers received $826,350.

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007			2006
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Class I	7,624,618	(7,602,868)	21,750	4,180,536	(6,140,421)	(1,959,885)
Class S	1,411,673	(508,098)	903,575	770,936	(359,417)	411,519

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	14,584,446	301,136,197	294,217,412	21,503,231	$21,503,231	$1,052,530
Neuberger Berman Securities Lending Quality Fund, LLC**	119,559,901	1,155,589,255	1,108,929,184	166,219,972	166,219,972	8,104,887
Total					$187,723,203	$9,157,417

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

18

Financial Highlights

Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$23.26	$20.28	$17.83	$15.33	$11.97
Income From Investment Operations:
Net Investment Income (Loss)‡	(.05)	(.02)	(.07)	(.07)	(.07)
Net Gains or Losses on Securities (both realized and unrealized)	5.29	3.00	2.52	2.57	3.43
Total From Investment Operations	5.24	2.98	2.45	2.50	3.36
Net Asset Value, End of Year	$28.50	$23.26	$20.28	$17.83	$15.33
Total Return††	+22.53%	+14.69%	+13.74%	+16.31%	+28.07%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$819.0	$668.1	$622.0	$543.3	$459.7
Ratio of Gross Expenses to Average Net Assets#	.88%	.90%	.92%	.92%	.89%
Ratio of Net Expenses to Average Net Assets§	.88%	.90%	.91%	.90%	.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.20)%	(.10)%	(.36)%	(.45)%	(.52)%
Portfolio Turnover Rate	56%	48%	64%	92%	161%

See Notes to Financial Highlights 19

Financial Highlights (cont'd)

Class S

	Year Ended December 31,				Period from February 18, 2003^ to December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.02	$20.11	$17.73	$15.28	$11.15
Income From Investment Operations:
Net Investment Income (Loss)‡	(.12)	(.08)	(.11)	(.11)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	5.23	2.99	2.49	2.56	4.22
Total From Investment Operations	5.11	2.91	2.38	2.45	4.13
Net Asset Value, End of Period	$28.13	$23.02	$20.11	$17.73	$15.28
Total Return††	+22.20%	+14.47%	+13.42%	+16.03%	+37.04	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$68.9	$35.6	$22.8	$15.0	$6.3
Ratio of Gross Expenses to Average Net Assets#	1.14%	1.15%	1.18%	1.17%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.13%	1.15%	1.16%	1.15%	1.11	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.47)%	(.36)%	(.61)%	(.70)%	(.71	)%*
Portfolio Turnover Rate	56%	48%	64%	92%	161	%Ø

See Notes to Financial Highlights 20

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006	2005	2004	2003
Mid-Cap Growth Portfolio Class I	0.88%	0.90%	0.92%	0.90%	0.89%
Mid-Cap Growth Portfolio Class S	1.13%	1.15%	1.17%	1.16%	1.11	%(1)

  (1)  Period from February 18, 2003 to December 31, 2003.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*  Annualized.

**  Not annualized.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

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Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

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Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

29

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Mid-Cap Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding

31

brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis in 2005.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Partners Portfolio

I Class Shares

Annual Report

December 31, 2007

B1010 0208

Partners Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio performed well in 2007, outpacing both the S&P 500 and Russell 1000® Value indices. Strong stock selection deserves credit for the year's superior returns, as the Portfolio outperformed in seven of 10 S&P 500 sectors and by a wide margin in five of them. Moreover, the Portfolio had five triple digit percentage gainers. Relative performance would have been even more impressive were it not for substantial losses in the Consumer Discretionary and Financial sectors.

The excellent performance of Petroleo Brasileiro, National-Oilwell Varco, and Denbury Resources drove strong Energy sector returns. Industrial sector investments, most notably energy infrastructure related engineering and construction firms Chicago Bridge & Iron and McDermott International, also excelled. Led by copper producer Freeport-McMoRan Copper & Gold and United States Steel, Materials sector holdings made a substantial contribution to absolute and relative returns. Improved supply/demand dynamics in the power market helped produce a big gain in Utilities sector holding NRG Energy. Although the Portfolio was underweighted in Telecom Service, we outperformed the benchmark component.

Over the course of the year, the Portfolio's allocation to Energy remained about the same, but we shifted the focus from coal and natural gas stocks to oil-oriented exploration and production companies and oil services companies, which should be able to sustain earnings growth even if oil prices soften as global economic activity slows. Over the long term, we believe that demand for oil will continue to outpace growth in supply, supporting ongoing earnings expansion and, perhaps, higher price/earnings multiples for oil stocks.

Despite the weakening domestic economy, we currently think that select Industrial and Materials sector stocks should continue to benefit from international economic expansion. We are particularly biased toward U.S.-based companies that receive more than half their revenues from overseas, where the weak dollar should support demand and magnify earnings from international operations.

Although the Portfolio was underweighted in Financials, the S&P 500's worst performing sector, and our holdings outperformed the benchmark component. Big losses in mortgage originator and servicer Countrywide Financial and mortgage insurer MGIC were a major drag on performance. In the Consumer Discretionary sector, large declines in homebuilders Hovnanian Enterprises, Centex, Lennar, D.R. Horton and KB HOME, and retailers J. C. Penney and Liz Claiborne also penalized returns. We had held onto homebuilders, because we thought that valuations at below book value made them fundamentally attractive. However, when it became clear that the collapse of the subprime mortgage market and more stringent mortgage lending standards would postpone a recovery in housing, we headed for the exits and, by early in the fourth quarter, had eliminated all our positions in housing-related financial stocks and homebuilders. Despite retailers' disappointing performance this year, we continue to see good value in the group and have been increasing exposure to select department stores and specialty retailers. Because of an extended holiday shopping season, comparative store sales were not quite as bad as they appeared and we believe that investors overreacted by hammering the

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	1.7%
Automobiles	1.3
Beverages	1.9
Capital Markets	5.6
Construction & Engineering	4.1
Diversified Financial Services	1.6
Electric Utilities	2.1
Energy Equipment & Services	5.9
Food Products	1.7
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	5.4
Household Durables	1.9
Independent Power Producers & Energy Traders	1.7
Industrial Conglomerates	3.9
Insurance	7.8
IT Services	1.5
Machinery	4.4
Marine	1.0
Media	1.2
Metals & Mining	8.1
Multiline Retail	3.9
Oil, Gas & Consumable Fuels	15.9
Personal Products	1.5
Pharmaceuticals	1.8
Semiconductors & Semiconductor Equipment	2.0
Software	6.4
Specialty Retail	2.7
Textiles, Apparel & Luxury Goods	0.1
Wireless Telecommunication Services	1.3
Short-Term Investments	19.9
Liabilities, less cash, receivables and other assets	(18.8)

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retailers. In our opinion, retail stocks are now priced as if a major recession is a sure thing—in our opinion, a relatively unlikely economic scenario.

At the end of this reporting period, the Portfolio is overweighted in Energy, a reflection of what we see as highly favorable long-term supply/demand dynamics; Materials and Industrials, where we expect pricing to remain firm due to international demand; and Consumer Discretionary, because of what we believe are particularly attractive valuations for high quality retailers. The Portfolio is underweighted in Consumer Staples, Information Technology and Health Care, all sectors in which we are not finding many compelling fundamental bargains. Although the bloodbath in financial stocks has inspired us to start looking for opportunities, we believe it is still too early to be very aggressive. We have done a little nibbling among asset managers, but we suspect that more negative headlines will continue to plague the banks and investment bankers.

Looking ahead, we anticipate economic growth to be sluggish at best, with a mild and short-lived recession a worst case scenario. We believe a major recession is unlikely, because we have not seen the capital spending excesses and major inventory build up that generally precede more precipitous economic downturns. In addition, we believe that uniformly troubling economic data will inspire the Federal Reserve to ease more aggressively. Because of the attractive valuations of high quality companies in economically sensitive sectors, the Portfolio continues to have a pro-growth tilt.

Sincerely,

/s/ S. Basu Mullick
Portfolio Manager

2

Partners Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Partners Portfolio	Russell 1000® Value[2]	S&P 500[2]
1 Year	9.28%	(0.17%)	5.49%
5 Year	18.40%	14.63%	12.82%
10 Year	6.81%	7.68%	5.91%
Life of Fund	11.32%	11.73%	10.62%
Inception Date	03/22/1994

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  9.28%, 18.40% and 6.81% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Partners Portfolio.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000® Index represents approximately 90% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 – 12/31/07
Class I	$1,000.00	$1,003.70	$4.44
Hypothetical (5% annual return before expenses) **
Class I	$1,000.00	$1,020.77	$4.48

*  Expenses are equal to the annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Partners Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (98.9%)
Aerospace & Defense (1.7%)
85,000	L-3 Communications Holdings	$9,004,900	È
Automobiles (1.3%)
144,000	Harley-Davidson	6,726,240
Beverages (1.9%)
417,300	Constellation Brands	9,864,972	*
Capital Markets (5.6%)
52,000	Goldman Sachs Group	11,182,600
30,600	Legg Mason	2,238,390
138,500	Merrill Lynch	7,434,680	È
160,400	Morgan Stanley	8,518,844
		29,374,514
Construction & Engineering (4.1%)
257,700	Chicago Bridge & Iron	15,575,388
83,400	KBR, Inc.	3,235,920	*
46,400	Shaw Group	2,804,416	*
		21,615,724
Diversified Financial Services (1.6%)
230,900	Moody's Corp.	8,243,130	È
Electric Utilites (2.1%)
151,800	FirstEnergy Corp.	10,981,212
Energy Equipment & Services (5.9%)
198,600	Halliburton Co.	7,528,926
160,200	National Oilwell Varco	11,768,292	*È
207,300	Noble Corp.	11,714,523	È
		31,011,741
Food Products (1.7%)
370,600	ConAgra, Inc.	8,816,574	È
Health Care Equipment & Supplies (0.5%)
42,900	Zimmer Holdings	2,837,835	*È
Health Care Providers & Services (5.4%)
167,200	Aetna Inc.	9,652,456
200,800	UnitedHealth Group	11,686,560	È
81,900	WellPoint Inc.	7,185,087	*
		28,524,103
Household Durables (1.9%)
19,100	NVR, Inc.	10,008,400	*

NUMBER OF SHARES		MARKET VALUE†
Independent Power Producers & Energy Traders (1.7%)
32,100	Mirant Corp.	$1,251,258	*È
182,500	NRG Energy	7,909,550	*
		9,160,808
Industrial Conglomerates (3.9%)
221,000	General Electric	8,192,470
207,200	McDermott International	12,231,016	*
		20,423,486
Insurance (7.8%)
163,100	American International Group	9,508,730	È
167,000	Assurant, Inc.	11,172,300
3,480	Berkshire Hathaway Class B	16,481,280	*È
43,600	Hartford Financial Services Group	3,801,484
		40,963,794
IT Services (1.5%)
171,300	Affiliated Computer Services	7,725,630	*
Machinery (4.4%)
69,700	Caterpillar Inc.	5,057,432
81,450	Joy Global	5,361,039
194,800	Terex Corp.	12,773,036	*
		23,191,507
Marine (1.0%)
71,600	DryShips Inc.	5,541,840	È
Media (1.2%)
146,700	McGraw-Hill Cos.	6,426,927
Metals & Mining (8.1%)
146,100	Freeport-McMoRan Copper & Gold	14,966,484	È
127,600	Sterlite Industries (India) ADR	3,326,532	*
193,300	Teck Cominco Class B	6,902,743
69,200	United States Steel	8,366,972	È
127,000	Xstrata PLC	8,974,622
		42,537,353
Multiline Retail (3.9%)
205,700	J.C. Penney	9,048,743	È
289,200	Macy's Inc.	7,481,604
188,000	Saks Inc.	3,902,880	*È
		20,433,227
Oil, Gas & Consumable Fuels (15.9%)
156,500	Canadian Natural Resources	11,446,410
236,600	Denbury Resources	7,038,850	*
72,500	EOG Resources	6,470,625	È

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
53,700	Exxon Mobil	$5,031,153
74,950	Frontline Ltd.	3,602,668	È
78,600	Peabody Energy	4,844,904	È
131,100	Petroleo Brasileiro ADR	15,107,964	È
142,348	Ship Finance International	3,944,463	È
97,600	Southwestern Energy	5,438,272	*
95,000	Suncor Energy	10,329,350
265,445	Talisman Energy	4,916,041
106,916	XTO Energy	5,491,219
		83,661,919
Personal Products (1.5%)
287,400	NBTY, Inc.	7,874,760	*
Pharmaceuticals (1.8%)
141,500	Shire PLC ADR	9,756,425
Semiconductors & Semiconductor Equipment (2.0%)
109,000	International Rectifier	3,702,730	*
214,400	Texas Instruments	7,160,960	È
		10,863,690
Software (6.4%)
69,300	Activision, Inc.	2,058,210	*È
228,700	Check Point Software Technologies	5,022,252	*
268,000	Microsoft Corp.	9,540,800
371,000	Oracle Corp.	8,377,180	*È
266,657	Symantec Corp.	4,303,844	*
240,300	Take-Two Interactive Software	4,433,535	*
		33,735,821
Specialty Retail (2.7%)
149,000	Best Buy	7,844,850	È
225,400	TJX Cos.	6,475,742	È
		14,320,592
Textiles, Apparel & Luxury Goods (0.1%)
36,600	Liz Claiborne	744,810
Wireless Telecommunication Services (1.3%)
76,800	China Mobile ADR	6,671,616
	Total Common Stocks (Cost $363,315,744)	521,043,550

NUMBER OF SHARES		MARKET VALUE†
Short-Term Investments (19.9%)
7,360,019	Neuberger Berman Prime Money Fund Trust Class	$7,360,019	@
97,152,704	Neuberger Berman Securities Lending Quality Fund, LLC	97,152,704	‡
	Total Short-Term Investments (Cost $104,512,723)	104,512,723	#
	Total Investments (118.8%) (Cost $467,828,467)	625,556,273	##
	Liabilities, less cash, receivables and other assets [(18.8%)]	(98,880,831)
	Total Net Assets (100.0%)	$526,675,442

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Partners Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $468,597,578. Gross unrealized appreciation of investments was $170,844,324 and gross unrealized depreciation of investments was $13,885,629, resulting in net unrealized appreciation of $156,958,695, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Partners Portfolio
December 31, 2007
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$521,043,550
Affiliated issuers	104,512,723
625,556,273
Cash	217,990
Foreign currency	113,786
Dividends and interest receivable	839,743
Receivable for securities sold	2,105,105
Receivable for Fund shares sold	64,913
Receivable for securities lending income (Note A)	69,585
Prepaid expenses and other assets	14,003
Total Assets	628,981,398
Liabilities
Payable for collateral on securities loaned (Note A)	97,152,704
Payable for securities purchased	2,395,795
Payable for Fund shares redeemed	2,315,220
Payable to investment manager—net (Notes A & B)	238,771
Payable to administrator (Note B)	133,874
Payable for interest expense (Note E)	4,988
Payable for securities lending fees (Note A)	4,330
Accrued expenses and other payables	60,274
Total Liabilities	102,305,956
Net Assets at value	$526,675,442
Net Assets consist of:
Paid-in capital	$303,127,990
Undistributed net investment income (loss)	2,043,895
Accumulated net realized gains (losses) on investments	63,773,908
Net unrealized appreciation (depreciation) in value of investments	157,729,649
Net Assets at value	$526,675,442
Shares Outstanding ($.001 par value; unlimited shares authorized)	25,363,983
Net Asset Value, offering and redemption price per share	$20.76
†Securities on loan, at market value:
Unaffiliated issuers	$95,195,261
*Cost of Investments:
Unaffiliated issuers	$363,315,744
Affiliated issuers	104,512,723
Total cost of investments	$467,828,467
Total cost of foreign currency	$113,693

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman Advisers Management Trust

Partners Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,153,444
Interest income—unaffiliated issuers	878
Income from securities loaned—net (Note F)	111,743
Income from investments in affiliated issuers (Note F)	257,874
Foreign taxes withheld	(115,047)
Total income	$7,408,892
Expenses:
Investment management fees (Notes A & B)	3,208,246
Administration fees (Note B)	1,812,448
Audit fees	39,212
Custodian fees (Note B)	138,416
Insurance expense	21,500
Legal fees	123,970
Shareholder reports	81,872
Trustees' fees and expenses	23,483
Interest expense (Note E)	4,988
Miscellaneous	23,512
Total expenses	5,477,647
Investment management fees waived (Note A)	(4,079)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(65,085)
Total net expenses	5,408,483
Net investment income (loss)	$2,000,409
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	65,460,982
Foreign currency	45,460
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(12,179,068)
Foreign currency	(3,718)
Net gain (loss) on investments	53,323,656
Net increase (decrease) in net assets resulting from operations	$55,324,065

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Partners Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,000,409	$3,830,001
Net realized gain (loss) on investments	65,506,442	59,154,630
Change in net unrealized appreciation (depreciation) of investments	(12,182,786)	8,872,020
Net increase (decrease) in net assets resulting from operations	55,324,065	71,856,651
Distributions to Shareholders From (Note A):
Net Investment Income	(3,816,492)	(4,491,484)
Net realized gain on investments	(59,722,441)	(69,178,673)
Total distributions to shareholders	(63,538,933)	(73,670,157)
From Fund Share Transactions (Note D):
Proceeds from shares sold	62,067,752	85,548,617
Proceeds from reinvestment of dividends and distributions	63,538,933	73,670,157
Payments for shares redeemed	(221,919,367)	(258,207,711)
Net increase (decrease) from Fund share transactions	(96,312,682)	(98,988,937)
Net Increase (Decrease) in Net Assets	(104,527,550)	(100,802,443)
Net Assets:
Beginning of year	631,202,992	732,005,435
End of year	$526,675,442	$631,202,992
Undistributed net investment income (loss) at end of year	$2,043,895	$3,814,518

See Notes to Financial Statements 11

Notes to Financial Statements Partners Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $282,726.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

12

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and passive foreign investment companies were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$5,797,070	$11,894,519	$57,741,863	$61,775,638	$63,538,933	$73,670,157

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,587,348	$63,999,561	$156,960,543	$—	$223,547,452

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

13

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $111,743, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $2,004,003 in income earned on cash collateral and guaranteed amounts (including $1,877,736 of interest income earned from the Quality Fund and $102,589 in guaranteed amounts received from Neuberger), less fees and expenses paid of $1,892,260 (including $131,547 retained by Neuberger).

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $4,079 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $257,874 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

14

  Management has contractually undertaken through December 31, 2010 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $62,275.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $2,810.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $253,244,578 and $409,319,563, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $737,242, of which Neuberger received $0, Lehman Brothers Inc. received $110,826, and other brokers received $626,416.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

	For the Year Ended December 31,
	2007	2006
Shares Sold	2,789,611	3,869,168
Shares Issued on Reinvestment of Dividends and Distributions	2,995,706	3,702,018
Shares Redeemed	(10,251,527)	(11,930,502)
Total	(4,466,210)	(4,359,316)

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is

15

charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund utilized this line of credit in the amount of $33,800,000, with an interest rate of 5.3125%. The loan was outstanding for one day with a total interest amount charged to the Fund of $4,988 which is reflected in the Statement of Operations under the caption "Interest expense." The Fund had no loans outstanding pursuant to this line of credit at December 31, 2007.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	7,244,235	167,519,455	167,403,671	7,360,019	$7,360,019	$257,874
Neuberger Berman Securities Lending Quality Fund, LLC **	45,640,511	643,986,848	592,474,655	97,152,704	97,152,704	1,877,736
Total					$104,512,723	$2,135,610

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

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Financial Highlights

Partners Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$21.16	$21.41	$18.32	$15.40	$11.40
Income From Investment Operations:
Net Investment Income (Loss)‡	.07	.12	.14	.17	.00
Net Gains or Losses on Securities (both realized and unrealized)	1.95	2.33	3.15	2.75	4.00
Total From Investment Operations	2.02	2.45	3.29	2.92	4.00
Less Distributions From:
Net Investment Income	(.15)	(.16)	(.19)	(.00)	—
Net Capital Gains	(2.27)	(2.54)	(.01)	—	—
Total Distributions	(2.42)	(2.70)	(.20)	(.00)	—
Net Asset Value, End of Year	$20.76	$21.16	$21.41	$18.32	$15.40
Total Return††	+9.28%	+12.24%	+18.04%	+18.98%	+35.09%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$526.7	$631.2	$732.0	$589.8	$669.6
Ratio of Gross Expenses to Average Net Assets#	.91%	.91%	.90%	.91%	.91%
Ratio of Net Expenses to Average Net Assets§	.90%	.91%	.89%	.89%	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.33%	.57%	.70%	1.05%	.01%
Portfolio Turnover Rate	43%	36%	58%	71%	76%

See Notes to Financial Highlights 17

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit and waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
2007	2006	2005	2004	2003
0.90%	0.91%	0.89%	0.90%	0.90%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

20

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

25

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

26

Name, Age, and Address(1)	Position and Served(2)	Principal Occupation(s)(3) Length of Time
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

27

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

The Fund hereby designates $57,741,863 as a capital gain distribution.

100.00% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Partners Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

28

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund and a sub-advised fund, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

29

[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Regency Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2007

B1012 0208

Regency Portfolio Manager's Commentary

Returns in the mid-cap sector moderated in 2007 as investor interest migrated to larger capitalization companies. In this challenging environment for mid-cap investing, the Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio posted a decent return compared to a modest loss for its Russell Midcap® Value Index benchmark. Strong stock selection, reflected by superior performance in six of the nine sectors in which the Portfolio was invested (four of the six by substantial margins), compensated for substantial declines and poor relative performance in the Consumer Discretionary and Financial sectors.

Energy sector investments had the most positive impact on absolute returns, with Denbury Resources, Noble Corporation, and Oceaneering International appearing on the Portfolio's top-ten contributors list. The Portfolio was more than double-weighted in Energy, which was by far the Russell index's best performing sector. Materials sector investments contributed substantially to absolute and relative performance. Four companies, copper producers Freeport-McMoRan Copper & Gold and Sterlite Industries (India), iron ore producer Cleveland-Cliffs and United States Steel, were among the top-ten contributors. Industrial sector holdings, most notably energy infrastructure engineering and construction firms Chicago Bridge & Iron and McDermott International, were stellar performers, helping the Portfolio's Industrial sector investments outpace the benchmark component by a wide margin. Led by HMOs Aetna, Cigna and Coventry, our Health Care sector investments also excelled.

Strong gains from the aforementioned sectors were tempered by the poor absolute and relative performance of the Portfolio's Consumer Discretionary and Financials sector investments, most of which suffered due to the deteriorating housing market and/or the subprime lending crisis. Big losers in the Consumer Discretionary sector include homebuilders Meritage Homes, Hovnanian Enterprises, Centex, and KB Home. In the Financial sector, the biggest victims were broker/investment banker Bear Stearns, which is a major player in mortgage-backed securities, mortgage insurers MGIC Investment and PMI Group, and a commercial mortgage real estate investment trust, iStar Financial. We had held on to the homebuilders because of what we perceived to be attractive valuations at below book value. However, as soon as we came to believe that the credit crunch resulting from the subprime debacle would postpone any recovery in housing, we jettisoned almost all of our homebuilder positions. We have also eliminated almost all of our positions in housing related financial companies. However, this portfolio cleansing came too late to avoid big losses.

At the end of this reporting period, the Portfolio was overweighted in Energy, Industrials, and Health Care, and underweighted in Consumer Staples and Financials. We continue to favor oil-oriented exploration and production companies and oil services concerns, because we believe they can continue to grow earnings even if oil prices pull back from recent highs. Also, over the long term, we expect demand for oil to outpace supply growth. We continue to like select U.S.-based industrial companies with extensive international operations. We think international economies will remain on a growth path and that the weak dollar will support U.S.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	4.6%
Auto Components	1.2
Automobiles	1.2
Beverages	1.9
Capital Markets	5.2
Communications Equipment	1.0
Construction & Engineering	3.3
Electric Utilities	6.2
Electronic Equipment & Instruments	1.5
Energy Equipment & Services	5.2
Food Products	3.2
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	4.5
Household Durables	2.9
Independent Power Producers & Energy Traders	4.6
Industrial Conglomerates	1.9
Insurance	4.9
IT Services	1.7
Machinery	5.2
Marine	1.1
Media	1.3
Metals & Mining	8.2
Multiline Retail	3.0
Oil, Gas & Consumable Fuels	7.3
Personal Products	1.6
Pharmaceuticals	3.1
Real Estate Investment Trust	4.2
Semiconductors & Semiconductor Equipment	1.6
Software	3.3
Specialty Retail	2.3
Textiles, Apparel & Luxury Goods	0.8
Short-Term Investments	22.9
Liabilities, less cash, receivables and other assets	(22.0)

1

industrial exports and magnify earnings from overseas. In Health Care, we are sticking with well managed HMOs that we believe can preserve profit margins.

The Portfolio is underweighted in Consumer Staples simply because we aren't finding many compelling fundamental bargains. Although the massacre of financial stocks has some investors bottom feeding in this sector, we remain extremely cautious. We expect to see ongoing write-offs from banks and investment bankers with significant exposure to lower credit quality mortgage-backed securities. Until we can effectively quantify the damage these securities will do to earnings and balance sheets, we won't be ready to go bargain hunting. We are finding good value in beaten-down retailers, which in our opinion are now priced as if a deep depression is on the horizon.

Looking ahead, although we expect U.S. economic growth to be sluggish, at this juncture, we believe it can skirt a recession. If the economy does contract, we would expect a mild and short-lived recession. Our economic optimism is based on the fact that we have not seen the capital spending excesses or the large inventory build up that generally foreshadows significant economic dislocations. Also, we think that the almost uniformly bad economic data released recently will inspire the Federal Reserve to cut interest rates more aggressively.

Despite the decelerating economy, the Regency Portfolio still has a modestly pro-growth profile. This is largely due to our belief that the high-quality value-priced companies we favor can survive in a slow or no-growth economy and thrive when the economy regains momentum.

Sincerely,

/s/ S. Basu Mullick
Portfolio Manager

2

Regency Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Regency Portfolio Class I	Regency Portfolio Class S	Russell Midcap® Value[2]	Russell Midcap®2
1 Year	3.30%	3.05%	(1.42%)	5.60%
5 Year	16.41%	16.30%	17.92%	18.21%
Life of Fund	10.67%	10.59%	12.07%	11.40%
Inception Date	08/22/2001	04/29/2005

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions.
Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  For Class I, 3.30%, 16.41% and 10.67% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended December 31, 2007. For Class S, 3.05%, 16.30% and 10.59% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended December 31, 2007. Performance shown prior to April 29, 2005, for the Class S shares is that of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Regency Portfolio.

2  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 – 12/31/07	Expense Ratio
Class I	$1,000.00	$944.50	$4.51	.92%
Class S	$1,000.00	$944.00	$5.78	1.18%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.57	$4.69	.92%
Class S	$1,000.00	$1,019.26	$6.01	1.18%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Regency Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (99.1%)
Aerospace & Defense (4.6%)
111,900	Embraer-Empresa Brasileira de Aeronautica ADR	$5,101,521	È
53,800	L-3 Communications Holdings	5,699,572	È
179,200	Spirit Aerosystems Holdings Class A	6,182,400	*
		16,983,493
Auto Components (1.2%)
87,400	WABCO Holdings	4,377,866
Automobiles (1.2%)
94,500	Harley-Davidson	4,414,095
Beverages (1.9%)
292,700	Constellation Brands	6,919,428	*
Capital Markets (5.2%)
69,500	Bear Stearns	6,133,375	È
225,500	Jefferies Group	5,197,775	È
25,800	Legg Mason	1,887,270
108,700	Morgan Stanley	5,773,057
		18,991,477
Communications Equipment (1.0%)
371,900	Arris Group	3,711,562	*È
Construction & Engineering (3.3%)
177,500	Chicago Bridge & Iron	10,728,100
26,200	Shaw Group	1,583,528	*
		12,311,628
Electric Utilities (6.2%)
278,100	DPL Inc.	8,245,665	È
111,200	FirstEnergy Corp.	8,044,208
122,500	PPL Corp.	6,381,025	È
		22,670,898
Electronic Equipment & Instruments (1.5%)
155,300	Avnet, Inc.	5,430,841	*È
Energy Equipment & Services (5.2%)
92,400	National Oilwell Varco	6,787,704	*
150,300	Noble Corp.	8,493,453	È
59,700	Oceaneering International	4,020,795	*È
		19,301,952

NUMBER OF SHARES		MARKET VALUE†
Food Products (3.2%)
274,000	ConAgra, Inc.	$6,518,460	È
179,800	Smithfield Foods	5,199,816	*È
		11,718,276
Health Care Equipment & Supplies (1.1%)
94,000	Covidien Ltd.	4,163,260
Health Care Providers & Services (4.5%)
107,900	Aetna Inc.	6,229,067
113,100	CIGNA Corp.	6,076,863
70,600	Coventry Health Care	4,183,050	*È
		16,488,980
Household Durables (2.9%)
12,800	NVR, Inc.	6,707,200	*
51,800	Whirlpool Corp.	4,228,434	È
		10,935,634
Independent Power Producers & Energy Traders (4.6%)
73,800	Constellation Energy Group	7,566,714	È
96,200	Mirant Corp.	3,749,876	*È
128,500	NRG Energy	5,569,190	*
		16,885,780
Industrial Conglomerates (1.9%)
119,000	McDermott International	7,024,570	*
Insurance (4.9%)
120,600	Assurant, Inc.	8,068,140
125,200	Endurance Specialty Holdings	5,224,596	È
92,500	StanCorp Financial Group	4,660,150
		17,952,886
IT Services (1.7%)
139,770	Affiliated Computer Services	6,303,627	*
Machinery (5.2%)
61,800	Eaton Corp.	5,991,510
70,450	Joy Global	4,637,019
132,500	Terex Corp.	8,688,025	*
		19,316,554
Marine (1.1%)
147,800	Eagle Bulk Shipping	3,924,090	È
Media (1.3%)
110,600	McGraw-Hill Cos.	4,845,386

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE†
Metals & Mining (8.2%)
47,200	Cleveland-Cliffs	$4,757,760	È
82,900	Freeport-McMoRan Copper & Gold	8,492,276	È
162,100	Sterlite Industries (India) ADR	4,225,947	*È
159,600	Teck Cominco Class B	5,699,316
59,200	United States Steel	7,157,872	È
		30,333,171
Multiline Retail (3.0%)
117,900	J.C. Penney	5,186,421
153,400	Macy's Inc.	3,968,458
90,500	Saks Inc	1,878,780	*È
		11,033,659
Oil, Gas & Consumable Fuels (7.3%)
114,000	Canadian Natural Resources	8,337,960
208,800	Denbury Resources	6,211,800	*
117,850	Ship Finance International	3,265,623
64,700	Southwestern Energy	3,605,084	*
135,065	Talisman Energy	2,501,404
58,970	XTO Energy	3,028,699
		26,950,570
Personal Products (1.6%)
213,400	NBTY, Inc.	5,847,160	*
Pharmaceuticals (3.1%)
191,400	Endo Pharmaceuticals Holdings	5,104,638	*
89,300	Shire PLC ADR	6,157,235	È
		11,261,873
Real Estate Investment Trust (4.2%)
215,700	Annaly Mortgage Management	3,921,426	È
63,300	Developers Diversified Realty	2,423,757	È
65,800	First Industrial Realty Trust	2,276,680
119,700	iStar Financial	3,118,185
85,500	Ventas, Inc.	3,868,875	È
		15,608,923
Semiconductors & Semiconductor Equipment (1.6%)
177,400	International Rectifier	6,026,278	*
Software (3.3%)
97,000	Activision, Inc.	2,880,900	*È
146,400	Check Point Software Technologies	3,214,944	*
338,500	Take-Two Interactive Software	6,245,325	*
		12,341,169

NUMBER OF SHARES		MARKET VALUE†
Specialty Retail (2.3%)
31,900	Abercrombie & Fitch	$2,551,043
58,650	Aeropostale, Inc.	1,554,225	*È
149,400	TJX Cos.	4,292,262
		8,397,530
Textiles, Apparel & Luxury Goods (0.8%)
137,300	Liz Claiborne	2,794,055
	Total Common Stocks (Cost $313,939,570)	365,266,671
Short-Term Investments (22.9%)
4,655,750	Neuberger Berman Prime Money Fund Trust Class	4,655,750	@
79,528,420	Neuberger Berman Securities Lending Quality Fund, LLC	79,528,420	‡
	Total Short-Term Investments (Cost $84,184,170)	84,184,170#
	Total Investments (122.0%) (Cost $398,123,740)	449,450,841##
	Liabilities, less cash, receivables and other assets [(22.0%)]	(80,941,202)
	Total Net Assets (100.0%)	$368,509,639

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Regency Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $398,353,871. Gross unrealized appreciation of investments was $70,599,422 and gross unrealized depreciation of investments was $19,502,452, resulting in net unrealized appreciation of $51,096,970, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Regency Portfolio
December 31, 2007
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$365,266,671
Affiliated issuers	84,184,170
449,450,841
Cash	16,159
Dividends and interest receivable	418,079
Receivable for securities sold	364,793
Receivable for Fund shares sold	881,511
Receivable for securities lending income (Note A)	76,911
Total Assets	451,208,294
Liabilities
Payable for collateral on securities loaned (Note A)	79,528,420
Payable for securities purchased	1,276,675
Payable for Fund shares redeemed	1,546,912
Payable to investment manager—net (Notes A & B)	168,013
Payable to administrator (Note B)	124,753
Payable for securities lending fees (Note A)	2,457
Accrued expenses and other payables	51,425
Total Liabilities	82,698,655
Net Assets at value	$368,509,639
Net Assets consist of:
Paid-in capital	$320,114,639
Undistributed net investment income (loss)	2,973,387
Accumulated net realized gains (losses) on investments	(5,906,956)
Net unrealized appreciation (depreciation) in value of investments	51,328,569
Net Assets at value	$368,509,639
Net Assets
Class I	$217,255,842
Class S	151,253,797
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	13,382,637
Class S	8,709,641
Net Asset Value, offering and redemption price per share
Class I	$16.23
Class S	17.37
† Securities on loan, at market value:
Unaffiliated issuers	$77,882,870
* Cost of Investments:
Unaffiliated issuers	$313,939,570
Affiliated issuers	84,184,170
Total cost of investments	$398,123,740

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman Advisers Management Trust

Regency Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,204,526
Interest income—unaffiliated issuers	1,110
Income from securities loaned—net (Note F)	114,896
Income from investments in affiliated issuers (Note F)	636,230
Foreign taxes withheld	(51,674)
Total income	$6,905,088
Expenses:
Investment management fees (Notes A & B)	1,910,243
Administration fees (Note B):
Class I	725,382
Class S	330,471
Distribution fees (Note B):
Class S	275,351
Audit fees	39,211
Custodian fees (Note B)	127,144
Insurance expense	10,148
Legal fees	62,748
Shareholder reports	66,528
Trustees' fees and expenses	23,339
Miscellaneous	10,246
Total expenses	3,580,811
Investment management fees waived (Note A)	(10,075)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(43,566)
Total net expenses	3,527,170
Net investment income (loss)	$3,377,918
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(5,741,897)
Foreign currency	(1,444)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	10,342,007
Foreign currency	1,516
Net gain (loss) on investments	4,600,182
Net increase (decrease) in net assets resulting from operations	$7,978,100

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Regency Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,377,918	$1,959,887
Net realized gain (loss)	(5,743,341)	9,233,887
Change in net unrealized appreciation (depreciation) of investments	10,343,523	15,745,875
Net increase (decrease) in net assets resulting from operations	7,978,100	26,939,649
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(1,030,430)	(936,105)
Class S	(546,819)	(104,852)
Net realized gain on investments:
Class I	(6,192,881)	(12,977,691)
Class S	(3,546,956)	(1,453,614)
Total distributions to shareholders	(11,317,086)	(15,472,262)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	25,739,510	35,031,862
Class S	122,716,525	52,186,110
Proceeds from reinvestment of dividends and distributions:
Class I	7,223,311	13,913,796
Class S	4,093,775	1,558,466
Payments for shares redeemed:
Class I	(59,013,936)	(37,749,543)
Class S	(26,671,243)	(3,964,618)
Net increase (decrease) from Fund share transactions	74,087,942	60,976,073
Net Increase (Decrease) in Net Assets	70,748,956	72,443,460
Net Assets:
Beginning of year	297,760,683	225,317,223
End of year	$368,509,639	$297,760,683
Undistributed net investment income (loss) at end of year	$2,973,387	$1,575,992

See Notes to Financial Statements 11

Notes to Financial Statements Regency Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule  of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $3,439.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to

12

differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investments trusts ("REITs") and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$3,255,576	$2,742,890	$8,061,510	$12,729,372	$11,317,086	$15,472,262

  As of December 31, 2007, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,973,387	$599,231	$51,098,438	$(6,276,056)	$48,395,000

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, post-October losses, partnership adjustments and basis adjustments for REITs.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $6,276,056 of net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an

13

exclusive securities lending arrangement. Pursuant to such arrangement, eSecLending currently acts as lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $114,896, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $3,814,369 in income earned on cash collateral and guaranteed amounts (including $3,449,724 of interest income earned from the Quality Fund), less fees and expenses paid of $3,699,473.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $10,075 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $636,230 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the

14

next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2007
Class I	1.50%	12/31/10	$—
Class S	1.25%	12/31/17	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, there was no repayment to Management under this agreement. At December 31, 2007, the Fund had no contingent liability to Management under this agreement.

  Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs

15

these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $40,936.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $2,630.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $280,954,309, and $197,889,513, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $596,197, of which Neuberger received $0, Lehman Brothers Inc. received $77,325, and other brokers received $518,872.

Note D—Fund Share Transactions:

  Share activity for the years ended December 31, 2007 and December 31, 2006 was as follows:

For the Year Ended December 31, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,517,433	429,959	(3,491,909)	(1,544,517)
Class S	6,762,754	227,685	(1,493,254)	5,497,185

For the Year Ended December 31, 2006

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,201,594	904,080	(2,408,435)	697,239
Class S	3,066,582	94,624	(235,254)	2,925,952

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

16

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	21,372,838	102,420,988	119,138,076	4,655,750	$4,655,750	$636,230
Neuberger Berman Securities Lending Quality Fund, LLC **	57,640,741	571,642,510	549,754,831	79,528,420	79,528,420	3,449,724
Total					$84,184,170	$4,085,954

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

17

Financial Highlights

Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$16.21	$15.50	$14.79	$12.09	$8.90
Income From Investment Operations:
Net Investment Income (Loss)‡	.17	.13	.09	.02	.01
Net Gains or Losses on Securities (both realized and unrealized)	.39	1.55	1.59	2.68	3.18
Total From Investment Operations	.56	1.68	1.68	2.70	3.19
Less Distributions From:
Net Investment Income	(.08)	(.07)	(.01)	(.00)	—
Net Capital Gains	(.46)	(.90)	(.96)	—	—
Total Distributions	(.54)	(.97)	(.97)	(.00)	—
Net Asset Value, End of Year	$16.23	$16.21	$15.50	$14.79	$12.09
Total Return††	+3.30%	+11.17%	+12.00%	+22.36%	+35.84%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$217.3	$242.0	$220.6	$138.5	$59.9
Ratio of Gross Expenses to Average Net Assets#	.93%	.96%	1.01%	1.04%	1.16%
Ratio of Net Expenses to Average Net Assets§	.92%	.95%	1.00%	1.02%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03%	.80%	.56%	.19%	.07%
Portfolio Turnover Rate	58%	53%	83%	68%	55%

See Notes to Financial Highlights 18

Financial Highlights (cont'd)

Class S

	Year Ended December 31,		Period from April 29, 2005^ to December 31,
	2007	2006	2005
Net Asset Value, Beginning of Period	$17.35	$16.56	$14.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.14	.10	.08
Net Gains or Losses on Securities (both realized and unrealized)	.41	1.66	2.46
Total From Investment Operations	.55	1.76	2.54
Less Distributions From:
Net Investment Income	(.07)	(.07)	—
Net Capital Gains	(.46)	(.90)	—
Total Distributions	(.53)	(.97)	—
Net Asset Value, End of Period	$17.37	$17.35	$16.56
Total Return††	+3.05%	+10.94%	+18.12	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$151.3	$55.7	$4.7
Ratio of Gross Expenses to Average Net Assets#	1.19%	1.23%	1.25	%*
Ratio of Net Expenses to Average Net Assets§	1.18%	1.23%	1.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.80%	.56%	.72	%*
Portfolio Turnover Rate	58%	53%	83	%Ø

See Notes to Financial Highlights 19

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period from April 29, 2005^ to December 31, 2005
Regency Portfolio Class S	1.32%

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the ratios of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Regency Portfolio Class I	—
Regency Portfolio Class S	1.22%

  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,		Period Ended December 31,	Year Ended December 31,
	2007	2006	2005^^	2004	2003
Regency Portfolio Class I	0.93%	0.95%	1.01%	1.02%	1.17%
Regency Portfolio Class S	1.18%	1.23%	1.24%	—	—

^^  For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*  Annualized.

**  Not annualized.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regency Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Regency Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

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Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President — Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

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Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)   Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

27

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

28

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

The Fund hereby designates $8,061,510 as a capital gain distribution.

66.84% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Regency Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board

30

members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

31

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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[Logo of NEUBERGER BERMAN A Lehman Brothers Company]

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares
S Class Shares

Annual Report

December 31, 2007

B1017 0208

Socially Responsive Portfolio Managers' Commentary

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio delivered a solid return in 2007, outperforming its S&P 500 Index benchmark.

The Portfolio's return for the year was driven by stock selection and our focus on attractive long-term investment opportunities. We found significant value in well positioned companies in sectors that overall have underperformed the broader market — a cornerstone of our research driven, valuation sensitive, risk conscious investment discipline. Critically, this focus on business fundamentals and valuations helped us significantly outperform in the Financials and Consumer Discretionary sectors, the market's two worst performing groups.

We started the year with the intention of avoiding financial companies that we perceived as vulnerable to widening credit spreads and/or higher interest rates. As a result of this strategy, the Portfolio's Financial sector investments posted only a small loss compared to a big decline for the respective benchmark component. Two Financial sector companies, State Street and Bank of New York Mellon, made this year's top-ten contributors list. The performance of these two companies largely offset the poor performance of Citigroup, a position that has been closed. Good stock selection in the Consumer Discretionary sector also buoyed returns, with holdings recording a modest gain versus a significant loss for the respective benchmark component. Liberty Global and BorgWarner were the best Consumer Discretionary performers and the two biggest winners in the Portfolio for 2007.

The Portfolio's Information Technology (IT) sector investments made the largest contribution to absolute returns while trailing the benchmark component. Three technology companies (National Instruments, Texas Instruments and Teradyne) made our top-ten contributors list. We have maintained our commitment to the IT sector, where our investment has been in companies with more stable cash flows and earnings, better long-term secular growth prospects, and managements that are prudent in the use of capital.

Industrial sector holdings boosted absolute returns, with conglomerate Danaher providing the Portfolio's third largest performance contribution. Our bias toward natural gas companies resulted in strong performance. However, given a seemingly inexorable rise in oil prices, the performance of Energy holdings trailed that of the market sector. Our investment in BG Group, initiated during the spring of 2007, was a significant contributor to portfolio Energy sector returns. Over the longer term, in a world increasingly focused on energy efficiency and reducing emissions, we believe that clean burning natural gas is likely to be the fuel of choice for incremental power generation.

As we write, it appears that the U.S. economy is slowing as it adjusts to tighter credit and higher borrowing costs. The consumer has remained resilient in the face of housing weakness and high energy prices. However, layoffs and a softer job market could pressure consumer spending, leading perhaps to a prolonged period of economic weakness.

Over the course of 2007, in light of cyclical credit concerns, we reduced our exposure to economically sensitive companies and increased commitments to companies with compelling secular growth prospects. In the process, we believe we have reduced the Portfolio's risk while improving its growth profile.

We remain focused on the business fundamentals of existing holdings and on identifying additional opportunities that are being created by today's stock market volatility. We remain confident that our approach of

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.9%
Automobiles	2.0
Biotechnology	2.1
Capital Markets	9.2
Commercial Services & Supplies	2.9
Consumer Finance	2.0
Electronic Equipment & Instruments	6.8
Health Care Providers & Services	4.0
Industrial Conglomerates	3.1
Insurance	5.7
IT Services	2.6
Life Science Tools & Services	1.9
Machinery	4.4
Media	12.8
Multiline Retail	1.8
Multi-Utilities	3.9
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	5.2
Road & Rail	3.0
Semiconductors & Semiconductor Equipment	7.7
Software	3.4
Short-Term Investments	4.9
Repurchase Agreements	0.1
Liabilities, less cash, receivables and other assets	(0.1)

1

identifying high quality businesses and buying their shares when they represent statistical values positions us well during this period of relative uncertainty. We believe the Portfolio's companies have the potential to increase market share during any period of economic weakness, further solidifying dominant positions in their business niches.

Sincerely,

/s/ Arthur Moretti and Ingrid Dyott
Portfolio Co-Managers

2

Socially Responsive Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Socially Responsive Portfolio Class I	Socially Responsive Portfolio Class S	S&P 500[2]
1 Year	7.61%	7.37%	5.49%
5 Year	14.76%	14.68%	12.82%
Life of Fund	7.23%	7.19%	3.74%
Inception Date	02/18/1999	05/01/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

[Chart omitted]

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see Endnotes for additional information.

3

Endnotes

1  For Class I, 7.61%, 14.76% and 7.23% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2007. For Class S, 7.37%, 14.68% and 7.19% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2007. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has higher expenses than Class S shares and correspondingly lower returns. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Socially Responsive Portfolio.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

  Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NMBI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

  Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07 –12/31/07	Expense Ratio
Class I	$1,000.00	$977.30	$4.49	.90%
Class S	$1,000.00	$976.00	$5.78	1.16%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.67	$4.58	.90%
Class S	$1,000.00	$1,019.36	$5.90	1.16%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (95.1%)
Auto Components (1.9%)
250,850	BorgWarner, Inc.	$12,143,649
Automobiles (2.0%)
119,900	Toyota Motor ADR	12,729,783
Biotechnology (2.1%)
141,500	Genzyme Corp.	10,533,260	*È
306,800	Medarex, Inc.	3,196,856	*
		13,730,116
Capital Markets (9.2%)
520,830	Bank of New York Mellon	25,395,671
594,189	Charles Schwab	15,181,529
238,675	State Street	19,380,410
		59,957,610
Consumer Finance (2.0%)
252,225	American Express	13,120,745
Commercial Services & Supplies (2.9%)
333,805	Manpower Inc.	18,993,504
Electronic Equipment & Instruments (6.8%)
358,375	Anixter International	22,316,011	*È
648,325	National Instruments	21,608,672
		43,924,683
Health Care Providers & Services (4.0%)
441,725	UnitedHealth Group	25,708,395
Industrial Conglomerates (3.1%)
238,500	3M Co.	20,110,320
Insurance (5.7%)
688,575	Progressive Corp.	13,193,097
628,050	Willis Group Holdings	23,847,058
		37,040,155
IT Services (2.6%)
564,300	Euronet Worldwide	16,929,000	*
Life Science Tools & Services (1.9%)
168,705	Millipore Corp.	12,345,832	*
Machinery (4.4%)
324,695	Danaher Corp.	28,488,739

NUMBER OF SHARES		MARKET VALUE†
Media (12.8%)
1,499,787	Comcast Corp. Class A Special	$27,176,141	*È
672,525	E.W. Scripps	30,270,350
570,500	Liberty Global Class A	22,357,895	*
89,866	Liberty Global Class C	3,288,197	*
		83,092,583
Multi-Utilities (3.9%)
584,750	National Grid	9,707,790
183,134	National Grid ADR	15,282,532
		24,990,322
Multiline Retail (1.8%)
229,950	Target Corp.	11,497,500
Oil, Gas & Consumable Fuels (8.7%)
993,400	BG Group PLC	22,740,818
184,675	BP PLC ADR	13,512,670
87,625	Cimarex Energy	3,726,691
314,300	Newfield Exploration	16,563,610	*
		56,543,789
Pharmaceuticals (5.2%)
383,910	Novartis AG ADR	20,850,152
47,100	Novo Nordisk A/S ADR	3,054,906
149,200	Novo Nordisk A/S Class B	9,800,296
		33,705,354
Road & Rail (3.0%)
409,225	Canadian National Railway	19,204,929
Semiconductors & Semiconductor Equipment (7.7%)
1,507,000	Altera Corp.	29,115,240
622,675	Texas Instruments	20,797,345
		49,912,585
Software (3.4%)
693,700	Intuit Inc.	21,927,857	*È
	Total Common Stocks (Cost $559,448,400)	616,097,450
Short-Term Investments (4.9%)
31,645,361	Neuberger Berman Securities Lending Quality Fund, LLC (Cost $31,645,361)	31,645,361	#‡

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		MARKET VALUE†
Repurchase Agreements (0.1%)
$878,000	Repurchase Agreement with Fixed Income Clearing Corp., 3.90%, due 1/2/08, dated 12/31/07, Maturity Value $878,190, Collateralized by $840,000 Federal Home Loan Bank, 5.75%, due 5/15/12 (Collateral Value $906,150) (Cost $878,000)	$878,000	#
Certificates of Deposit (0.0%)
100,000	Shorebank Chicago, 4.00%, due 3/20/08	100,000
100,000	Shorebank Pacific, 4.24%, due 2/11/08	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (100.1%) (Cost $592,171,761)	648,820,811	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(642,442)
	Total Net Assets (100.0%)	$648,178,369

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Socially Responsive Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $592,233,092. Gross unrealized appreciation of investments was $73,547,076 and gross unrealized depreciation of investments was $16,959,357, resulting in net unrealized appreciation of $56,587,719, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements 8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio
December 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$617,175,450
Affiliated issuers	31,645,361
648,820,811
Cash	39,146,833
Foreign currency	324
Dividends and interest receivable	583,672
Receivable for securities sold	16,034,561
Receivable for Fund shares sold	1,325,403
Receivable for securities lending income (Note A)	47,611
Total Assets	705,959,215
Liabilities
Payable for collateral on securities loaned (Note A)	31,645,361
Payable for securities purchased	25,433,134
Payable for Fund shares redeemed	163,611
Payable to investment manager (Note B)	288,548
Payable to administrator—net (Note B)	178,676
Payable for securities lending fees (Note A)	2,081
Accrued expenses and other payables	69,435
Total Liabilities	57,780,846
Net Assets at value	$648,178,369
Net Assets consist of:
Paid-in capital	$579,890,762
Undistributed net investment income (loss)	2,992,750
Accumulated net realized gains (losses) on investments	8,640,663
Net unrealized appreciation (depreciation) in value of investments	56,654,194
Net Assets at value	$648,178,369
Net Assets
Class I	$557,934,227
Class S	90,244,142
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	31,148,413
Class S	5,052,585
Net Asset Value, offering and redemption price per share
Class I	$17.91
Class S	17.86
†Securities on loan, at market value:
Unaffiliated issuers	$30,980,643
*Cost of Investments:
Unaffiliated issuers	$560,526,400
Affiliated issuers	31,645,361
Total cost of investments	$592,171,761
Total cost of foreign currency	$336

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,682,988
Interest income—unaffiliated issuers	1,226,963
Income from securities loaned—net (Note F)	30,601
Foreign taxes withheld	(112,792)
Total income	$7,827,760
Expenses:
Investment management fees (Note B)	2,712,443
Administration fees (Note B):
Class I	1,236,086
Class S	278,882
Distribution fees (Note B):
Class S	232,437
Audit fees	39,167
Custodian fees (Note B)	156,352
Insurance expense	12,025
Legal fees	90,196
Reimbursement of expenses previously assumed by administrator (Note B)	7,160
Shareholder reports	60,033
Trustees' fees and expenses	23,373
Miscellaneous	12,847
Total expenses	4,861,001
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(38,174)
Total net expenses	4,822,827
Net investment income (loss)	$3,004,933
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,758,047
Foreign currency	(11,230)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	18,141,485
Foreign currency	1,194
Net gain (loss) on investments	26,889,496
Net increase (decrease) in net assets resulting from operations	$29,894,429

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Socially Responsive Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,004,933	$512,076
Net realized gain (loss) on investments	8,746,817	1,864,428
Change in net unrealized appreciation (depreciation) of investments	18,142,679	33,982,182
Net increase (decrease) in net assets resulting from operations	29,894,429	36,358,686
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(427,951)	(160,480)
Class S	(17,131)	—
Net realized gain on investments:
Class I	(1,609,650)	(1,139,467)
Class S	(302,640)	—
Total distributions to shareholders	(2,357,372)	(1,299,947)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	296,255,440	198,991,772
Class S	8,865,625	2,780,792
Proceeds from reinvestment of dividends and distributions:
Class I	2,037,601	1,299,947
Class S	319,771	—
Proceeds issued in conjunction with acquisition:
Class S	—	85,051,806
Payments for shares redeemed:
Class I	(24,274,098)	(8,897,342)
Class S	(16,760,067)	(10,564,471)
Net increase (decrease) from Fund share transactions	266,444,272	268,662,504
Net Increase (Decrease) in Net Assets	293,981,329	303,721,243
Net Assets:
Beginning of year	354,197,040	50,475,797
End of year	$648,178,369	$354,197,040
Undistributed net investment income (loss) at end of year	$2,992,750	$444,129

See Notes to Financial Statements 11

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $106,801.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

12

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$2,357,372	$201,369	$—	$1,098,578	$2,357,372	$1,299,947

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$4,099,990	$9,945,036	$56,592,863	$(2,350,282)	$68,287,607

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $2,350,282 net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

13

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $30,601, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2007, "Income from securities loaned-net" consisted of $260,740 in income earned on cash collateral and guaranteed amounts (including $222,601 of interest income earned from the Quality Fund and $26,459 in guaranteed amounts received from Neuberger), less fees and expenses paid of $230,139 (including $0 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

14

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2007
Class I	1.30%	12/31/10	$—
Class S	1.17%	12/31/10	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, the Fund's Class S reimbursed Management $7,160, under its agreement. At December 31, 2007, the Fund's Class I shares had no contingent liability to Management under this agreement. At December 31, 2007, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in: 2009	Total
Class S	$5,094	$5,094

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund.

15

Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $30,176.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $7,998.

Note C—Securities Transactions:

  During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $376,782,167 and $123,277,454, respectively.

  During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $530,550, of which Neuberger received $1,203, Lehman Brothers Inc. received $82,585, and other brokers received $446,762.

Note D—Fund Share Transactions:

  Share activity for the year ended December 31, 2007 and the period ended December 31, 2006 was as follows:

Class I	For the Year Ended December 31,
	2007	2006
Shares Sold	16,651,437	12,829,857
Shares Issued on Reinvestment of Dividends and Distributions	111,283	83,652
Shares Redeemed	(1,331,641)	(581,378)
Total	15,431,079	12,332,131
Class S	For the Year Ended December 31, 2007	For the Period Ended December 31, 2006*
Shares Sold	498,048	391,252
Shares Issued on Reinvestment of Dividends and Distributions	17,502	—
Shares Issued in Conjunction with Acquisition	—	5,775,223
Shares Redeemed	(951,011)	(678,429)
Total	(435,461)	5,488,046

*  For the period from May 1, 2006 (Commencement of Operations) to December 31, 2006, for Class S.

Note E—Line of Credit:

  At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

16

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	7,125,001	133,132,742	108,612,382	31,645,361	$31,645,361	$222,601

*  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Reorganization:

  Pursuant to an Agreement and Plan of Reorganization, Socially Responsive Portfolio ("Surviving Fund") of Neuberger Berman Advisers Management Trust acquired all of the assets of Series S (Social Awareness Series) ("Acquired Fund") of SBL Fund in exchange for shares of common stock of Class S shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of the known liabilities of the Acquired Fund. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Surviving Fund at a Special Meeting held on February 21, 2006, and was also approved by Acquired Fund shareholders at a Special Meeting held on June 1, 2006. The reorganization qualified as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. The reorganization was accomplished by a tax-free exchange of 259,186 shares of Class S of the Surviving Fund (valued at $3,817,417) for 3,546,021 shares of Class S of the Acquired Fund (valued at $85,051,806) on June 16, 2006, at a conversion ratio of 1:1.628649. The reorganization resulted in the issuance of 5,775,223 shares of Class S of the Surviving Fund in exchange for the net assets of the Acquired Fund. The Surviving Fund total net assets prior to the reorganization were valued at $117,642,054 which was comprised of $113,824,637 of Class I shares and $3,817,417 of Class S shares. The Acquired Fund's aggregate net assets at that date ($85,051,806, including $3,822,998 of undistributed net realized gains and $3,318,507 of net unrealized appreciation) were combined with those of the Surviving Fund. Following the reorganization, the aggregate net assets of the Surviving Fund were $202,693,860, which was comprised of $113,824,637 of Class I shares and $88,869,223 of Class S shares.

Note H—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$16.71	$14.91	$13.99	$12.35	$9.19
Income From Investment Operations:
Net Investment Income (Loss)‡	.12	.05	.08	(.00)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	1.16	1.98	.88	1.64	3.17
Total From Investment Operations	1.28	2.03	.96	1.64	3.16
Less Distributions From:
Net Investment Income	(.02)	(.03)	—	—	—
Net Capital Gains	(.06)	(.20)	(.04)	—	—
Total Distributions	(.08)	(.23)	(.04)	—	—
Net Asset Value, End of Year	$17.91	$16.71	$14.91	$13.99	$12.35
Total Return††	+7.61%	+13.70%	+6.86%	+13.28%	+34.39%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$557.9	$262.6	$50.5	$21.7	$7.7
Ratio of Gross Expenses to Average Net Assets#	.92%	1.07%	1.30%	1.31%	1.35%
Ratio of Net Expenses to Average Net Assets	.91%	1.06%§	1.29%§	1.29%§	1.34%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.65%	.33%	.53%	(.03)%	(.08)%
Portfolio Turnover Rate	26%	56%	24%	21%	45%

See Notes to Financial Highlights 18

Financial Highlights (cont'd)

Class S

	Year Ended December 31, 2007	Period from May 1, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$16.69	$15.59
Income From Investment Operations:
Net Investment Income (Loss)‡	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	1.17	1.08
Total From Investment Operations	1.23	1.10
Less Distributions From:
Net Investment Income	(.00)	—
Net Capital Gains	(.06)	—
Total Distributions	(.06)	—
Net Asset Value, End of Period	$17.86	$16.69
Total Return††	+7.37%	+7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.17%	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.37%	.16	%*
Portfolio Turnover Rate	26%	56	%Ø

See Notes to Financial Highlights 19

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2006		2005	2004	2003
Socially Responsive Portfolio Class I	—		1.33%	1.73%	2.30%
Socially Responsive Portfolio Class S	1.18	%(1)	—	—	—

  (1)  Period from May 1, 2006 to December 31, 2006.

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006
Socially Responsive Portfolio Class I	—	0.97%
Socially Responsive Portfolio Class S	1.16%	—

‡  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2008

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders (Unaudited)

100.00% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Neuberger Berman Advisers Management Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Socially Responsive Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund. The Board noted that Management incurred a loss on the Fund in 2004 and 2005.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

ITEM 2.	CODE OF ETHICS

The Registrant's Board of Trustees ("Board") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 28, 2007. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Martha C. Goss, Howard A. Mileaf and George W. Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d)

Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountants are listed below. Ernst & Young, LLP ("E&Y") serves as the principal accountant for all series of the Registrant except the Lehman Brothers High Income Bond Portfolio. Tait, Weller & Baker ("Tait Weller") serves as the principal accountant for the Lehman Brothers High Income Bond Portfolio.

For all series of the Registrant except Lehman Brothers High Income Bond Portfolio (provided by E&Y):

	2007	2006

Audit Fees	$321,000	$304,500
Audit-Related Fees	0	0
Tax Fees	75,000	70,000
All Other Fees	0	0

For the Lehman Brothers High Income Bond Portfolio (provided by Tait Weller):

	2007	2006

Audit Fees	$17,500	$16,600
Audit-Related Fees	0	0
Tax Fees	2,800	2,700
All Other Fees	0	0

Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e) (1)

The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Audit Committee the power to pre-approve services between meetings of the Audit Committee.

(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountants for non-audit services rendered to the Registrant, its investment adviser, and any affiliates of its investment adviser that provide ongoing services to the Registrant were $500,000 and $545,000 respectively, for E&Y, and $2,800 and $2,700, respectively, for Tait Weller.

(h)

All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, these services were considered by the Registrant's Audit Committee and found to be compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)	(1) A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 28, 2007 (Investment Company Act file number 811-4255) and is incorporated herein by reference.

(2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3) Not applicable to the Registrant.

(b)

The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: February 22, 2008

By:	/s/ John M. McGovern
John M. McGovern
Treasurer, Principal Financial and Accounting Officer

Date: February 22, 2008